SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Amended Preliminary Information Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-6(d)(2))

☒	Definitive Information Statement

Ever-Glory International Group, Inc.

(Name of Registrant as specified in Its Charter)

Payment of filing fee (check the appropriate box):

☐	No fee required

☒	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies: Common Stock

(2)	Aggregate number of securities to which transaction applies: 11,435,523 shares based on the average of the high bid and the low ask price for Registrant’s Common Stock as quoted on the Over-the-Counter Bulletin Board on August 30, 2006.

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: The filing fee is determined based upon the maximum aggregate consideration value of $10,000,000, $600,000 of which is payable in cash and $9,400,000 is payable in Common Stock of the Registrant, the number of shares of Common Stock will be determined at the closing of the acquisition based on the preceding 30-day average of the high bid and the low ask price for such shares as quoted on the Over-the-Counter Bulletin Board. Pursuant to Section 14(g) of the Exchange Act, the fee was determined by multiplying the aggregate value of the transaction by 0.0001267.

(4)	Proposed maximum aggregate value of transaction: $10,000,000.00

(5)	Total fee paid: $1,267.00

☒  Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

Ever-Glory International Group, Inc.

100 N. Barranca Ave. #810

West Covina, California 91791

Tel: (626) 839-9116

NOTICE OF ACTION BY

WRITTEN CONSENT OF SHAREHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

To our Shareholders:

This Information Statement is furnished by the Board of Directors of Ever-Glory International Group, Inc., a Florida corporation (the “Company”), to holders of record of the Company’s common stock, $0.001 par value per share, at the close of business on July 31, 2007, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

The purpose of this Information Statement is to inform the Company’s shareholders of an action taken by the written consent of the holders of a majority of the Company’s voting stock, dated as of August 31, 2006. This Information Statement shall be considered the notice required under Section 607.0704 of the Florida Business Corporation Act.

The action taken by the Company’s shareholders will not become effective until at least 20 days after the initial mailing of this Information Statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY

MATTER DESCRIBED HEREIN.

By order of the Board of Directors:

/s/ Kang Yi Hua
Kang Yi Hua
Chief Executive Officer

DEFINITIVE SCHEDULE 14C INFORMATION

STATEMENT

Ever-Glory International Group, Inc.

100 N. Barranca Ave. #810

West Covina, California 91791

Tel: (626) 839-9116

This Information Statement is being sent by first class mail to all record and beneficial owners of the common stock, $0.001 par value, of Ever-Glory International Group, Inc., a Florida corporation, which we refer to herein as “EGLY,” “company,” “we,” “our” or “us.” The mailing date of this Information Statement is on or about August 6, 2007.

On July 31, 2007, the record date for determining the identity of shareholders who are entitled to receive this Information Statement, 19,971,758 shares of our common stock were issued and outstanding and 7,883 shares of our Series A preferred stock were issued and outstanding. The common stock and Series A preferred stock constitutes the sole outstanding classes of voting securities of the Company. Each share of common stock entitles the holder thereof to one vote on all matters submitted to shareholders and each share of Series A preferred stock has the same voting rights as 7,600 shares of common stock.

General Information

On June 2, 2006, a majority of the holders of the Company’s voting capital stock approved the acquisition of a 100% ownership interest of Nanjing Catch-Luck Garments Co, Ltd., a Chinese limited liability company (“Catch-Luck”) by Perfect Dream, Ltd., a British Virgin Island company (“Perfect Dream”), a wholly-owned subsidiary of the Company, pursuant to the terms of an Agreement for the Purchase and Sale of Stock (the “Purchase Agreement”), dated June 26, 2006, by and among the Company, Perfect Dream, Ever-Glory Enterprises (HK) Ltd., a British Virgin Islands company (“EGLY HK”) and Catch-Luck. On August 31, 2006, a majority of the holders of the Company’s voting capital stock reconfirmed their approval of the acquisition of a 100% ownership interest of Catch-Luck by Perfect Dream and approved Amendment No. 1 to the Agreement for the Purchase and Sale of Stock, dated August 31, 2006, by and among the Company, Perfect Dream, EGLY HK and Catch-Luck (the “Purchase Agreement Amendment”).

The shareholder approval was granted by written consent, in lieu of a special meeting of the shareholders. The controlling shareholders have not consented to or considered any other corporate action. The shareholders’ approval of the transactions contemplated by the Purchase Agreement and the Purchase Agreement Amendment was granted in each case subject to the filing of an Information Statement with the Securities and Exchange Commission and delivery of notice to the other shareholders of the Company.

Because shareholders holding at least a majority of the voting rights of our outstanding common stock at the record date have voted in favor of the sale, and have sufficient voting power to approve the transaction through their ownership of common stock, no other shareholder consents will be solicited in connection with this Information Statement. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934 (the “Exchange Act”), the proposals will not become effective until a date at least 20 days after the date on which this Information Statement has been mailed to the shareholders. We anticipate that the actions contemplated herein will be effected approximately 30 days after filing of this Information Statement. This Information Statement will serve as written notice to shareholders pursuant to Section 607.0704 of the Florida Business Corporation Act.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

The Company’s U.S. mailing address is 100 N. Barranca Ave. #810, West Covina, California 91791. The address of the Company’s principal executive offices is 509 Chengxin Road, Jiangning Economic and Technological Development Zone, Nanjing, Jiangsu Province, PRC.

NO VOTE OR OTHER CONSENT OF OUR SHAREHOLDERS IS SOLICITED

IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY.

SUMMARY TERM SHEET

This Summary Term Sheet describes the most important terms of the Agreement for the Purchase and Sale of Stock (the “Purchase Agreement”), dated June 26, 2006, by and among the Company, Perfect Dream, Ltd., a British Virgin Island corporation (“Perfect Dream”), Ever-Glory Enterprises (HK) Ltd., a British Virgin Islands company (“EGLY HK”) and Nanjing Catch-Luck Garments Co, Ltd., a Chinese limited liability company (“Catch-Luck”), as amended by Amendment No. 1 to the Agreement for the Purchase and Sale of Stock, dated August 31, 2006, by and among the Company, Perfect Dream, EGLY HK and Catch-Luck (the “Purchase Agreement Amendment”) and the Transaction. However, in order to understand the Transaction fully, you should read the entire Information Statement as well as the Purchase Agreement, which is attached hereto as Appendix A, and the Purchase Agreement Amendment, which is attached hereto as Appendix B.

Principal Terms of the Transaction and Purchase Agreement

•

The Company’s wholly-owned subsidiary, Perfect Dream, will acquire 100% of the stock equity of Catch-Luck from EGLY HK (“the “Transaction”). See “Description of the Transaction – Structure of the Transaction” at page 16.

•

The aggregate consideration payable in the Transaction by Perfect Dream and the Company includes payment in cash of an amount in Renminbi (“RMB”) equal to USD$600,000 and issuance of an aggregate of up to 11,435,523 shares of the Company’s common stock, although 7,299,270 of such shares are payable only upon satisfaction of certain gross revenue and net profit targets by Catch-Luck after the closing. See “Description of the Transaction – Terms of the Sale” at page 17.

•

Following payment of all of the consideration for the Transaction, including shares of the Company’s common stock issuable upon satisfaction of the gross revenue and net profit targets after the Closing, the shareholders of EGLY HK will own approximately 36.4% of the Company’s issued and outstanding Common Stock, which will represent approximately 12.5% of the voting power, based on an aggregate of 19,971,758 shares of our common stock issued and outstanding and 7,883 shares of our Series A preferred stock issued and outstanding as of August 31, 2006, together with an aggregate of 11,435,523 additional shares of Company common stock issuable in the Transaction. Each share of Series A preferred stock has the same voting, dividend and liquidation rights as 7,600 shares of common stock and will convert back into common stock at such time as the Company is able to increase the number of authorized shares of common stock to no less than 500,000,000 shares (currently 100,000,000 are authorized). See “Description of the Transaction – Structure of the Transaction” at page 16.

For accounting purposes, this transaction will be accounted for as a reorganization of entities under common control as the companies were beneficially owned by principally identical stockholders and shared common management. See “Description of the Transaction – Structure of the Transaction” at page 16.

Reasons for the Transaction

•

The Company, through its subsidiary, Goldenway Nanjing Garments Co., Ltd. (“Goldenway”), manufactures apparel for men, women and children. The Company’s customers include large retailers and well-known brands. See “Description of the Business” at page 10. Catch-Luck is also in the business of clothing manufacturing.

•

The Company believes that the acquisition of Catch-Luck will help the Company achieve greater economies of scale in the areas of production, administration, and purchasing. See “Description of the Transaction – Reasons for the Transaction” at page 17.

Interest of Certain Shareholders and Directors of the Company in EGLY HK

•

At the record date, a majority of the members of the Board of Directors of the Company (the “Board”) and certain of its shareholders, including Mr. Kang Yihua, a majority owner, director, CEO and President of the Company, were either shareholders, officers or directors of EGLY HK, Catch-Luck or its affiliates. At the record date, Mr. Kang was the 100% shareholder and a director and officer of EGLY HK. Mr. Kang transferred all of his interests in EGLY HK to Mr. Yan Xiaodong in September 2006. After such transfer Mr. Yan became the sole shareholder officer and director of EGLY HK. Mr. Yan owns approximately 6.3% of the outstanding shares of preferred stock of the Company. See “Description of the Transaction – Board and Shareholder Approval of the Transaction – Approval by the Company” at page 20.

Approval of the Transaction and the Purchase Agreement by the Board of the Company

•

The Board was fully informed of the interests of the other directors in EGLY HK, Catch-Luck or their affiliates and on June 1, 2006 and August 31, 2006 unanimously approved the Purchase Agreement, the Purchase Agreement Amendment and the Transaction. The Board conditioned consummation of the transactions contemplated by the Purchase Agreement and the Purchase Agreement Amendment on approval thereof by the shareholders of the Company in accordance with Florida law. See “Description of the Transaction – Description of the Transaction – Board and Shareholder Approval of the Transaction – Approval by the Company” at page 20.

Approval of the Transaction and the Purchase Agreement by the Shareholders of the Company

•

Florida law requires that the Transaction be approved by majority of the shareholders of the Company that do not have a financial interest in EGLY HK or Catch-Luck or their affiliates. See “Description of the Transaction – Description of the Transaction – Board and Shareholder Approval of the Transaction – Approval by the Company” at page 20.

•

The Purchase Agreement, the Purchase Agreement Amendment and the Transaction were approved by shareholders (the “Consenting Shareholders”) of the Company that do not have any financial interest in EGLY HK, Catch-Luck or their affiliates. The Consenting Shareholders own a majority of the shares owned by shareholders that do not have a financial interest in EGLY HK, Catch-Luck or their affiliates. See “Description of the Transaction – Description of the Transaction – Board and Shareholder Approval of the Transaction – Approval by the Company” at page 20.

•

In addition, Mr. Kang, who owns an aggregate of 614,338 shares of Common Stock and 6,238 shares of Series A preferred stock, which constitutes approximately 79% of the voting power, based on an aggregate of 19,971,758 shares of our common stock issued and outstanding and 7,883 shares of our Series A preferred stock issued and outstanding as of August 31, 2006, approved the Purchase Agreement, the Purchase Agreement Amendment and the Transaction on June 2, 2006 and August 31, 2006. See “Security Ownership of Certain Beneficial Owners and Management” at page 25 and “Description of the Transaction – Description of the Transaction – Board and Shareholder Approval of the Transaction – Approval by the Company” at page 20.

Approval of the Transaction and the Purchase Agreement by the Board and Shareholders of EGLY HK

•

On June 26, 2006 and August 31, 2006, the board of directors of EGLY unanimously approved the Purchase Agreement, the Purchase Agreement Amendment and the Transaction. See “Description of the Transaction – Description of the Transaction – Board and Shareholder Approval of the Transaction – Approval by the Company” at page 20.

•

Approval of the Purchase Agreement, the Purchase Agreement Amendment and the Transaction by the sole shareholder of EGLY HK, a British Virgin Island company, was not required. See “Description of the Transaction – Description of the Transaction – Board and Shareholder Approval of the Transaction – Approval by EGLY HK” at page 21.

DESCRIPTION OF BUSINESS OF THE COMPANY

Organization, Charter Amendments and General History

Ever-Glory International Group, Inc. (the “Company”) through its subsidiary, Goldenway Nanjing Garments Co., Ltd. (“Goldenway”), manufactures apparel for men, women and children for primarily middle to high-grade well-known casual wear, outerwear and sportswear brands and for a variety of companies. A majority of its products are exported to Japan, EU countries and the United States. The Company’s customers include large retailers and well-known brands.

Ever-Glory is the result of the merger of Andean Development Corporation, a Florida corporation (“Andean”), and Perfect Dream Limited, a corporation organized under the laws of the British Virgin Islands (“Perfect Dream”). Andean was incorporated on October 19, 1994 in Delaware and was originally engaged in the business of providing engineering and project management services for energy and private works projects and selling, as agent, major electrical and mechanical equipment. Effective March 31, 2003, Andean sold all of its operating assets and substantially all of the liabilities of Andean’s business to a related party. Thereafter, Andean had no operations. As of June 30, 2005, Andean had zero assets and liabilities of $57,000.

Perfect Dream was incorporated on July 1, 2004 in the British Virgin Islands. In December 2004, Perfect Dream acquired 100% of Goldenway. Goldenway is a limited liability company, which was established under the laws of the People’s Republic of China (the “PRC”) on December 31, 1993. Until December 1, 2004, Goldenway was a subsidiary of Jiangsu Ever-Glory International Enterprises Group Corporation (“Jiangsu”). On April 20, 2005, Perfect Dream changed Goldenway’s status to that of a wholly foreign owned enterprise and increased its registered capital from $2,512,106 to $20,000,000.

On July 29, 2005, Andean, Perfect Dream and each of the stockholders of Perfect Dream entered into an Agreement and Plan of Reorganization pursuant to which the Perfect Dream shareholders received, in exchange for their shares of Perfect Dream, 7,673,325 shares of Andean (after giving effect to a one-for-thirty reverse split of the issued and outstanding shares of Andean). On November 17, 2005, Andean changed its name to “Ever-Glory International Group, Inc.”

Business Operations

The Company, through its subsidiary Goldenway, is engaged in the manufacture and sale of apparel to well-known casual wear, outerwear and sportswear brands and retailers. The Company manufactures all of its products from one 10,000 square meter factory in the Nanjing Jiangning Economic and Technological Development Zone in Nanjing, China.

Products

The Company manufactures high and middle grade casual-wear, outerwear, and sportswear including the following products:

WOMEN’S CLOTHING. This product line includes coats, jackets, slacks, skirts, shirts, trousers, and jeans.

MEN’S SPORTSWEAR. This product line includes men’s vests, jackets, pants, trousers, skiwear, coats and jeans.

CHILDREN’S CLOTHING. This product line includes children’s coats, vests, down jackets, knitwear, pants and jeans.

Customers

Ever-Glory manufactures garments for a number of well-known retail chains and internationally famous brands, including ITOYOKADO, Debenhams, C&A, Next, Etam China, Fat Face, Eddie Bauer, Teijin, Mast, Best-Seller, Shinko, Matalan, ITOCHU, B.B. Dakota and Abercrombie & Fitch. The Company also has its own design capabilities and can provide its customers with a selection of unique and original designs that the customer may have manufactured for them.

In the fiscal year ended December 31, 2006, approximately 60% of the Company’s revenues came from customers in European countries, 18% from customers in Japan, 15% from customers in the United States, and 5% from customers in China. In the fiscal year ended December 31, 2006, three customers represented approximately 22%, 12%, and 12% of the Company’s net sales, respectively. In the fiscal year ended December 31, 2005, three customers each represented approximately 54% of the Company’s net sales. The Company has no long-term contracts with any of its customers. There can be no assurance that our customers will continue to place orders with us of the same magnitude as they have in the past, or at all. In addition, the apparel industry historically has been subject to substantial cyclical variation, with consumer spending for purchases of apparel and related goods tending to decline during recessionary periods. To the extent that these financial difficulties occur, there can be no assurance that our financial condition and results of operations would not be adversely affected.

Suppliers

The Company purchases raw materials directly from local fabric and accessory suppliers. The Company may also import specialty fabrics to meet specific customer requirements. The Company also purchases finished goods from other contract manufacturers. One supplier represented approximately 11% of the Company’s raw materials purchases in the fiscal year ended December 31, 2006. Two suppliers represented approximately 12% and 10% of the Company’s raw materials purchases in the fiscal year ended December 31, 2005. The Company has not experienced difficulty in obtaining finished goods or raw materials essential to its business.

Sales and Marketing

The Company leverages the sales and marketing organization of Jiangsu, of which Goldenway was a subsidiary prior to its acquisition by the Company. Jiangsu has sales and marketing offices around the world, including in the United States, the United Kingdom, and Germany.

In addition, the Company attends and participates in trade shows around the world, including Europe, Japan, the U.S. and China’s largest tradeshow, the Chinese Export Commodity Fair in Guangdong Province. The Company’s marketing strategy is designed to attract customers with the strongest brands within the strongest markets. The company seeks to attract customers including Japan, the EU and the US. In addition, the company looks for customers with strong brand appeal and product lines that require that Company’s high quality manufacturing and can support the Company’s production capacity. Referrals from existing customers continue to be a strong source of new customers.

Production and Quality Control

The Company produces the majority of its products. The Company may, however, outsource manufacturing from time to time based upon factory capacity and customer demand. The Company’s factory covers an area of 10,000 square meters and is equipped with state-of-the-art production equipment. The Company’s factory is located in Nanjing. The Company is in the process of expanding its manufacturing facilities in the Nanjing Jiangning Economic and Technological Development Zone in Nanjing, China.

The Company is committed to designing and manufacturing high quality garments. Because the Company emphasizes fit, performance and quality of its apparel products, the Company places a high priority on quality control. The Company has implemented strict quality control and craft discipline systems. Prior to manufacturing in large quantities, the Company obtains the approval of its customers either through a direct visit to the factories or by shipping samples of its apparel products to its customers for inspection and comment. This ensures that the product meets specifications prior to shipping. In addition, employees of the Company periodically inspect the manufacturing process and quality of apparel products. The Company’s factory is ISO 9000 certified.

Delivery and Transportation

The Company ships product directly to the customer. The Company has access to a variety of ground and air shipping companies and can typically deliver the product to the client within a few days. The merchandise is shipped from the production facility by truck to a port where it is consolidated and loaded on containerized vessels for ocean transport to the ultimate destination.

Competition

The garment manufacturing industry is highly competitive, particularly in China. The Company’s competitors include garment manufacturers of all sizes, both within China and elsewhere in the world, many of which have greater financial and manufacturing resources than the Company. The Company has been in the garment manufacturing business since 1993 and believes that it has earned a reputation for producing high quality products efficiently and at competitive prices. The Company believes that it competes favorably with other companies based on the experience and know-how the Company has acquired since 1993 as well as the Company’s state-of-the-art equipment, which enables it to produce high-quality garments at competitive prices.

Governmental Regulations/Quotas

Pursuant to the World Trade Organization (WTO) Agreement, effective January 1, 2005, the United States and other WTO member countries removed quotas from WTO members. However, as the removal of quotas resulted in an import surge from China, the U.S. took action in May 2005 and imposed safeguard quotas on seven categories of goods. Exports of each specified product category will continue to be admitted into the United States in the ordinary course until the restraint level for that category is reached, after which further exports will be embargoed and will not be cleared until after January 2006. Additionally, on June 10, 2005, in response to the surge of Chinese imports into the European Union (EU), the EU Commission signed a Memorandum of Understanding (MOU) with China in which ten categories of textiles and apparel will be subject to restraints and on November 8, 2005, the U.S. and China entered into a Memorandum of Understanding in which 21 categories of textiles and apparel are subject to restraints. Although certain of the Company’s apparel products fall within the categories subject to the safeguards in the U.S. and the EU, which could adversely affect the Company’s ability to export and sell these products, the imposition of quotas in 2005 did not have a material affect on the Company’s net sales, although it did impact its gross margin. See Management’s Discussion and Analysis or Plan of Operation – Results of Operations. The Company believes that it will be able to obtain sufficient quota allocation based on prior year’s quota allocation. In addition, the Company can bid for additional export quota allocation from the government for the U.S. and E.U. markets. On a longer term basis, the Company believes that its customer mix and its ability to adjust the types of apparel it manufactures will mitigate its exposure to such trade restrictions in the future.

Nevertheless, there can be no assurance that additional trade restrictions will not be imposed on the exports of the Company’s products in the future. Such actions could result in increases in the cost of its products generally and may adversely affect the Company’s results of operations.

Seasonality

We have typically experienced seasonal fluctuations in sales volume due to the seasonal fluctuations experienced by the majority of our customers. These seasonal fluctuations typically result in sales decreases in the first and second quarters and sales increases in the third and fourth quarters of each year.

Employees

The Company employs a staff of over 700 people. All of the Company’s work force is non-union and the Company considers its relations with its employees to be satisfactory.

DESCRIPTION OF BUSINESS OF CATCH-LUCK

Overview

Nanjing Catch-Luck Garments Limited (“Catch-Luck”) is a limited liability company, incorporated in the People’s Republic of China (the “PRC”) in December 1995. Since February, 2006, Catch-Luck has been a wholly-owned subsidiary of Ever-Glory Enterprises (H.K.) Ltd. Catch-Luck’s registered capital of USD600,000 has been fully funded. Catch-Luck engages in the manufacturing and sale of casual wear, sportswear, jackets, trousers and shorts for high to middle brands and international chain stores.

Catch-Luck purchases the majority of its raw materials directly from numerous local fabric and accessories suppliers. Catch-Luck may also purchase finished goods from other contract manufacturers. Catch-Luck has not experienced difficulty in obtaining raw materials essential to its business and management believes that the relationship with its suppliers is good.

Catch-Luck currently operates one factory in the Nanjing Jiangning Economic and Technological Development Zone of mainland, China. The factory covers an area of 6,000 square meters and is equipped with highly advanced, state-of-the-art equipment.

The factory employs a staff of over 500 people with an annual production capacity of over 800,000 pieces. All of Catch-Luck’s work force is non-union, and Catch-Luck considers its relations with its employees to be satisfactory.

Catch-Luck markets and sells its products through a combination of international distributors and direct sales primarily in Japan, Europe and the United States.

MANAGEMENT’S DISCUSSION AND ANALYSIS

OF FINANCIAL CONDITION OF CATCH-LUCK

Overview

Nanjing Catch-Luck Garments ltd is a wholly owned foreign enterprise, which was incorporated in the People’s Republic of China (the “PRC”) on December, 1995. Since February, 2007, Catch-Luck was a whole subsidiary of Ever-Glory Enterprises (H.K.) Ltd. Catch-Luck’s registered capital of $600,000 has been fully funded. Nanjing Catch-Luck mainly engages in sale and manufacturing of casual wear, sports wear, jackets and trousers, shorts for high to middle brands and international chain stores.

In the fiscal year ended December 31, 2006, approximately 52% of the Company’s revenues came from customers in Europe, 18% from customers in Japan, 18% from customers in the U.S. and 11% from customers in China.  In the fiscal year ended December 31, 2006, one customer represented approximately 36% of the Company’s sales. In the three months ended March 31, 2007, approximately 80% of Catch-Luck’s revenues came from customers in Europe, 6% from customers in the United States, 4% from customers in Japan, and approximately 10% from customers in other countries. In the three months ended March 31, 2007, two customers represented approximately 68% of Catch-Luck’s sales. Management believes that its relationship with these customers is good.

Catch-Luck purchases the majority of its raw materials directly from numerous local fabric and accessories suppliers. Catch-Luck may also purchase finished goods from other contract manufacturers. One supplier represented approximately 11% of Catch-Luck’s raw materials purchases in the three months ended March 31, 2007 and approximately 8% of Catch-Luck's raw materials purchases in the year ended December 31, 2006. Catch-Luck has not experienced difficulty in obtaining raw materials essential to its business and management believes that the relationship with its suppliers is good.

Catch-Luck currently operates one factory in the Nanjing Jiangning Economic and Technological Development Zone, Nanjing, China. The factory covers an area of 6,000 square meters and is equipped with highly advanced, state-of-the-art equipment.

In 2006, Catch-Luck leased this factory from Nanjing Goldenway Garments Ltd., a wholly-owned subsidiary of Ever Glory, for an annual rent of $18,750.

The factory currently employs a staff of over 500 people with an annual production capacity of over one million pieces. All of Catch-Luck’s work force is non-union, and Catch-Luck considers its relations with its employees to be satisfactory.

In 2005, export quotas on most categories of Catch-Luck’s products were eliminated. In July 2005, the United States and the EU reinstituted export quotas on certain clothing categories. The Chinese government allocated a portion of the export quota to Catch-Luck based upon the amount of product that Catch-Luck exported in the prior year. Although certain of Catch-Luck’s apparel products fall within the categories subject to the safeguards in the U.S. and the EU, the imposition of quotas in 2006 did not have a material affect on Catch-Luck’s net sales. Catch-Luck believes that its customer mix and its ability to adjust the types of apparel it manufactures will mitigate its exposure to such trade restrictions in the future.

Under the laws of the PRC, as a wholly foreign-owned enterprise, Catch-Luck was granted a five-year income tax benefit, including a tax moratorium for two years and a reduction in its income tax rate of 50% for three years, beginning with the first year in which Catch-Luck has profits and refunds all losses incurred in prior years. As a result, in the years ended December 31, 2004 and 2005, no provision for income tax was made as Catch-Luck incurred losses. In the fiscal year ended December 31, 2006, and the three months ended March 31, 2007, Catch-Luck was exempt from income tax.

Catch-Luck markets and sells its products through a combination of international distributors and direct sales primarily in Japan, Europe and the United States.

Our cost of sales consists of raw materials, garment finishing fees, direct labor and manufacturing overhead, including Catch-Luck’s contributions to a government mandated multi-employer defined contribution plan, packing materials and others. In addition, from time to time we subcontract manufacturing, which costs are included in our cost of sales.

Sales and marketing expenses consist primarily of, transportation expenses and inspection expenses.

General and administrative expenses consist primarily of salaries and related expenses for executive, finance, accounting, facilities and human resources personnel, office expenses and professional fees.

Results of Operations

Three Months Ended March 31, 2007 Compared To Three Months Ended March 31, 2006

Revenues, Cost of Sales and Gross Margin

Revenues for the quarter ended March 31, 2007 were $5,063,741, an increase of 128% from $2,225,351 for same quarter in 2006. Our increase in revenues was primarily attributable to the doubled production capacity and the increase of our acceptance of subcontracting orders. As a result, we achieved an overall increase in sales to customers in Europe, the United States and Japan. For the quarter ended March 31, 2007, sales to customers in Europe increased by $3,264,401 or 413%, sales to customers in the United States increased greatly by $300,586 or 4,543% compared to 2006.

Cost of sales for the quarter ended March 31, 2007 was $4,375,840 an increase of $2,457,939 from $1,923,901 for the quarter ended March 31, 2006. As a percentage of revenues, cost of sales decreased slightly to approximately 86.42% for the three months ended March 31, 2007 from approximately 86.45% for the three months ended March 31, 2006. Consequently, gross margin as a percentage of revenues increased slightly to approximately 13.58% for the three months ended March 31, 2007 from approximately 13.55% for the three months ended March 31, 2006.

Selling, General and Administrative Expenses

Selling expenses for the quarter ended March 31, 2007 increased by 255% from $5,814 in 2006 to $20,639 in 2007. The increase in selling expenses was mainly attributable to an increase in transportation and logistic costs.

General and Administrative expenses totaled $88, 285 for the three months ended March 31, 2007, an increase of $24,577 from $63,708 for the three months ended March 31, 2006. The increase was attributable to the increase of management salaries for the expansion of our businesses.

Income before taxes for the three months ended March 31, 2007 was $570,709, an increase of $346,796 from $223,913 for the three months ended March 31, 2006 which was due largely to the increase of our net sales.

Year Ended December 31, 2006 Compared to Year Ended December 31, 2005

Year Ended December 31	2006		2005
	$	%	$	%
Sales	19,719,926	100.00%	4,099,612	100.00%
Cost of Sales	16,715,572	84.76%	3,703,977	90.35%
Gross Profit	3,004,354	15.24%	395,635	9.65%
Operating Expense	446,103	2.26%	348,055	8.49%
Income From Operations	2,558,251	12.97%	47,580	1.16%
Other Income (Expenses)	5,764	0.03%	(521)	-0.01%
Net Income	2,564,015	13%	47,059	1.15%

Revenues, Cost of Sales and Gross Margin

Revenues

Revenues for the year ended December 31, 2006 were $19,719,926, an increase of 381% from $4,099,612 in 2005. Our increase in revenues was primarily attributable to an overall increase in sales to customers in Europe, the U.S., Japan and China. In 2006, sales to customers in Europe increased by $8,516,761 or 473%, sales to customers in the U.S. increased by approximately $3,468,937 or 11,709%, sales to customers in Japan increased by approximately $1,750,629 or 99%, and sales to customers in China increased by approximately $830,897 or 205%.

Cost of Sales and Gross Margin

Cost of sales for the year ended December 31, 2006 was $16,715,572, an increase of 351% from $3,703,977 in 2005. The increase in cost of sales was mainly attributable to an increase in sales. As a percentage of revenues, cost of sales decreased to approximately 85% for 2006 from approximately 90% for 2005. Consequently, gross margin as a percentage of revenues increased to approximately 15% for 2006 from approximately 10% in 2005. The increase in gross margins was mainly attributable to an increase in the acceptance of higher margin orders from Europe and the United States.

Selling, and General and Administrative Expenses

Selling expenses in 2005 increased by 146% from $22,721 in 2005 to $55,858 in 2006. The increase in selling expenses was mainly attributable to an increase in transportation and logistic costs.

General and Administrative expenses in 2006 increased by 62% to $112,456 from $69,557 in 2005. The increase of general and administrative expenses was mainly a result of increases in management salaries related to the expansion of our business.

Income before taxes in 2006 was $2,564,015, an increase of $2,516,956 from $47,059 in 2005.

LIQUIDITY AND CAPITAL RESOURCES

As of December 31, 2006, Catch-Luck had cash and cash equivalents of $236,997, other current assets of $2,793,922 and current liabilities of $1,141,745. As of March 31, 2007, Catch-Luck had cash and cash equivalents of $82,584, other current assets of $2,949,943 and current liabilities of $ 514,205. To date, Catch-Luck has financed its operations primarily from operations and cash flow from operations is expected to continue to be Catch-Luck’s primary source of funds to finance its short-term cash needs.

Net cash provided by operating activities for 2006 was $599,043, compared to $117,566 in 2005. The increase in net cash was mainly attributable to the increase in net income.

Net cash used in operating activities was ($155,462) as of March 31, 2007 compared with net cash provided by operating activities of $432,987 as of March 31,2006. The decrease in our net cash was attributable to an increase in our account receivable of $339,227 from related companies as well as a decrease of account payable of $113,002 from a related party as compared to the same quarter of 2006.

Net cash used in investing activities was approximately $449,998 in 2006, compared with $124,121 in 2005 primarily as a result of the purchase of new manufacturing equipment in 2006. Net cash used in investing activities was approximately $1,538 as of March 31, 2007, compared with $381,703 as of March 31, 2006. The decrease in net cash was mainly due to a decrease in purchases of equipment.

Capital Commitments

As of March 31, 2007, Catch-Luck had no commitments for capital projects in progress.

Uses of Liquidity

Catch-Luck’s cash requirements as of March 31, 2007 are primarily to fund operations.

Sources of Liquidity

Catch-Luck’s primary source of liquidity for its short-term cash needs is expected to be cash flow generated from operations, and cash and cash equivalents currently on hand. Catch-Luck believes that will be able to borrow additional funds if needed.

Catch-Luck believes its cash flow from operations together with its cash and cash equivalents currently on hand will be sufficient to meet its working capital, capital expenditure and other commitments through December 2007.

Foreign Currency Translation Risk.

Catch-Luck ‘s operations are in the PRC, which may give rise to significant foreign currency risks from fluctuations and the degree of volatility of foreign exchange rates between the United States dollar and the Chinese Renminbi. Sales of the Company’s products are in dollars. During 2003 and 2004 the exchange rate of RMB to the dollar remained constant at 8.26 RMB to the dollar. On July 21, 2005, the Chinese government adjusted the exchange rate from 8.26 to 8.09 RMB to the dollar. In 2006, the RMB kept on appreciating to the dollar. As of March 31, 2007, the market foreign exchanges rate was increased to 7.7409 RMB to one dollar. As a result, the ongoing appreciation of RMB to dollar negatively impacted our gross margins for the year ended December 31, 2006 and for the three months ended March 31, 2007. We are always negotiating order price adjustments with most of our customers based on the daily market foreign exchange rates, which we believe will reduce our exposure to exchange rate fluctuations in the future and pass some increase of the cost to our customers.

The financial statements of Catch-Luck (whose functional currency is the RMB) are translated into U.S. Dollars using the closing rate method. The balance sheet items are translated into U.S. Dollars using the exchange rates at the respective balance sheet dates. The capital and various reserves are translated at historical exchange rates prevailing at the time of the transactions while income and expenses items are translated at the average exchange rate for the year. All exchange differences are recorded within equity. Translation gain/(loss) for the years ended December 31, 2006 and 2005 were $81,615 and ($7,310), respectively, and for the three months ended March 31, 2007 and 2006 were $28,797 and $15,920, respectively.

DESCRIPTION OF TRANSACTION

Structure of the Transaction

On June 26, 2006, the Company, through its wholly-owned subsidiary Perfect Dream, entered into an agreement (a “Purchase Agreement”) with EGLY HK pursuant to which the Company has agreed to acquire and EGLY HK has agreed to sell all of the EGLY HK’s interest in Catch-Luck. The Purchase Agreement was amended by Amendment No. 1 to the Agreement for the Purchase and Sale of Stock, dated August 31, 2006, by and among the Company, Perfect Dream, EGLY HK and Catch-Luck (the “Purchase Agreement Amendment”).

Pursuant to the terms of the Purchase Agreement and the Purchase Agreement Amendment, at the Closing of the Transaction the Company’s wholly-owned subsidiary, Perfect Dream, will acquire 100% of the stock equity of Catch-Luck from EGLY HK. EGLY HK owns 100% of the total capital of Catch-Luck. See “Terms of the Sale – Purchase Price” below.

For accounting purposes, this transaction will be accounted for as a merger.

The current management of Catch-Luck will not change following the closing of the Transaction. Catch-Luck’s board of directors consists of three persons, Kang Yihua, Yan Xiaodong and Li Ning. Each of the directors of Catch-Luck is also a director of the Company. The general manager of Catch-Luck is Mr. Wang Nengshan. Mr. Wang has been the general manager of Nanjing Catch-Luck Garments Ltd since January, 2002. Mr. Wang previously served as the production manager and the vice general manager of Nanjing Shangfang Garments Ltd. from 1987 to 2001. Mr. Wang has over ten years of experience in garments production and sales management.

Reasons for the Transaction

Our board of directors considered various factors in approving the Purchase Agreement and the Transaction, including the following

Acquiring a similar, or synergistic, business such as Catch -Luck is an appropriate method to expand our business and operation. The board wishes to expand the Company’s current business and operations, including its production capacity and customer base, in order to increase revenues and shareholder value. The board considered various methods to accomplish this goal, including “organic” growth of our facilities and production capacity by acquisition of additional assets over time versus acquisition of an established entity in the same business. The Board considered the Company’s current properties and facilities, customer base, employee pool and the potential funding requirements of such growth. The board also considered the cost of the acquisition of Catch-Luck, which requires payment of USD$600,000 and the issuance of up to approximately $9.4 million of our common stock, and determined that the cost of achieving internal growth equivalent to the increased production capacity to be achieved with the acquisition of Catch-Luck would be materially greater than the cost of acquiring Catch-Luck. At this time, however, the board does not wish to consider diversifying the company into other business areas or models.

Catch-Luck’s business and operations are synergistic with the Company. The Company and Catch-Luck are both garment manufacturing and exporting companies located in China. Catch-Luck shares with the Company a similar business model and has similar experience in the relevant textile sectors. Both companies operate in essentially the same markets. Both companies have the same target markets and the same manufacturing capabilities. Both companies have manufacturing plants in the same development zone in China. The board believes that the acquisition of Catch-Luck will allow us to increase our client base, production capacity and market share of the Europe, Japan and United States.

The board of directors has determined that the common business operations of the Company and Catch-Luck would help result in an effective integration of the companies. The board believes that following the acquisition, the material operation centers of Catch-Luck, such as manufacturing and sales will continue to be operated in substantially the same manner that they currently operate. Such operations simply augment the similar operations currently conducted by the Company. The board does not anticipate any material reduction in any of Catch-Luck’s operations as a result of the acquisition and integration with the Company, except that certain administrative functions, such as billing, accounting, record keeping and other administrative support may be combined into a single entity, and reductions in staff, properties or other assets related thereto will be considered by the board.

The two companies share several common managers. After the acquisition, Catch-Luck’s management will have access to additional management support from the Company, including with respect to trading, market development, operations and production expertise. Management of the Company, in turn, will benefit from the additional management experience from Catch-Luck.

Catch-Luck’s business operations and financial resources will augment the production capacity and consolidated results of the Company. The Company believes that Catch-Luck’s production capacity wills approximately double the Company’s current production capacity. Currently, the Company produces approximately 2.5 million pieces annually and Catch-Luck currently produces approximately 3 million pieces annually. Because the companies will continue to operate their productions facilities without material change after the acquisition, the board believes that the consolidated Company’s production capacity will double, approximately, after the acquisition. In addition, the Company will benefit from Catch-Luck’s current outsourcing partnerships. After the acquisition, the company will have more outsourcing partners which will strengthen its manufacturing bases.

The board believes that Catch-Luck will continue its stable development and growth and that over the next two fiscal years, the acquisition of Catch-Luck could increase our consolidated sales by approximately USD$20 million per year and could increase our net profit by approximately USD $1.5 million per year.

The Company currently services approximately 60 customers and Catch-Luck has approximately 50 customers. Both of the two companies share most of the customers. While each company manufactures different kinds of products for their same customers. As a result, the board anticipates that the revenues of Catch-Luck, which will be $19 million by the end of 2006, will approximately double the revenues of the Company on a consolidated basis. The revenues of the Company will be $USD18 million by the end of 2006. The board also anticipates that the Company’s net margin on a consolidated basis will be approximately doubled by the acquisition which be over USD$3 million. In addition, the board believes that the increased size of the Company after the acquisition, will allow it to appeal to a broader base of existing and potential customers, to whom it can market increased production capacity, increased financial strength and increased management size and experience.

The acquisition involves potential economies of scale in the areas of production, administration, and purchasing. Following the acquisition, the Company plans to continue to operate its current manufacturing, sales and other material operation centers, as well as those of Catch-Luck, in essentially the same manner. Management of the two companies will coordinate their efforts after the acquisition to work in the best interests of the consolidated entity. The Company and Catch-Luck may also be able to share manufacturing responsibilities with respect to particular clients and use sales personnel to cross-sell the services provided by two companies. Certain administrative functions may be able to be consolidated, however. The board will consider such consolidation after the acquisition. Any such consolidations of management or administrative functions will result in cost savings tot he Company. However, the board can not currently estimate the amount of any such savings, or provide any assurances that any such savings will be achieved. As a result of the increased production capability, the board believes that the Company and Catch-Luck may also be able to reduce the incremental cost of raw materials purchases, although the board can not provide any assurances that any such savings will be achieved.

The acquisition will increase stockholder value. The Company anticipates that the acquisition of Catch-Luck will increase aggregate stockholder value by approximately $10 million, although the number of outstanding shares will increase as a result of the acquisition by up to 9.4 million shares. As are result, the consolidated value per share of our common stock after the acquisition will remain substantially the same.

In reaching our decision, our board also considered various factors that weighed against the transaction, including:

In reaching our decision, our board also considered various factors that potentially weighed against the transaction, including whether the acquisition would create a material duplication of assets, increase management and accounting responsibilities or cost or increase funding requirements. The board determined that none of such risk were material and determined that the only material factor that weighed against the transaction was the dilution to our current shareholders as a result of the issuance of common stock, up to 9.4 million shares, in the acquisition. The board determined, however, as described above that the cost to shareholders of the acquisition of Catch-Luck was materially less than the potential cost of an organic growth of the Company’s assets over time.

Given those circumstances, our board decided that our best course of action for our shareholders was to enter into, and to conclude, the proposed Purchase Agreement and Transaction.

Terms of the Sale

Purchase Price

In accordance with the terms of the Purchase Agreement and the Purchase Agreement Amendment, Perfect Dream will acquire all of EGLY HK’s interest in Catch-Luck for a maximum aggregate purchase price of USD10 million, of which an amount in Renminbi (“RMB”) equal to USD600,000.00 will be payable in cash by Perfect Dream via bank wire transfer in immediately available funds to EGLY HK (the “Cash Consideration), and USD3.4 million will be payable shares of the Company’s Common Stock (the “Stock Consideration Amount”) within 90 days of the closing of the Transaction (the “Closing”). In addition, (i) within ninety (90) days after the end of the first full fiscal year after the Closing in which Catch-Luck generates gross revenues of at least USD19.0 million and net profit of at least USD1.5 million, the Company will issue to EGLY HK that number of shares of the Company’s Common Stock having an aggregate fair market value of USD3.0 Million (the “First Earn-Out Payment”) and (ii) within ninety (90) days after the end of the next full fiscal year after the Closing in which Catch-Luck generates gross revenues of at least USD19.0 million and net profit of at least USD1.5 million, the Company will issue to EGLY HK that number of shares of the Company’s Common Stock having an aggregate fair market value of USD3.0 Million (the “Second Earn-Out Payment”).

The Stock Consideration Amount shall be determined as of the Closing by dividing USD3.4 million by the fair market value per share of the Company’s Common Stock. Fair market value shall be the preceding 30-day average of the high bid and the low ask price for the Company’s Common Stock as quoted on the Over-the-Counter Bulletin Board as of the Closing. Based on the average of the high bid and the low ask price for the Company’s Common Stock as quoted on the Over-the-Counter Bulletin Board for the 30 days before and including August 30, 2006, the Stock Consideration Amount would be approximately 4,136,253 shares. Following payment of the Stock Consideration Amount at the Closing, the shareholders of EGLY HK will own approximately 17.2% of the Company’s issued and outstanding Common Stock, which will represent approximately 4.9% of the voting power, based on an aggregate of 19,971,758 shares of our common stock issued and outstanding and 7,883 shares of our Series A preferred stock issued and outstanding as of August 31, 2006, together with an aggregate of 4,136,253 additional shares of Company common stock issuable in the Transaction at the Closing. Each share of Series A preferred stock has the same voting, dividend and liquidation rights as 7,600 shares of common stock and will convert back into common stock at such time as the Company is able to increase the number of authorized shares of common stock to no less than 500,000,000 shares (currently 100,000,000 are authorized).

The First Earn-Out Payment and Second Earn-Out Payment shall each be determined by dividing USD3.0 million by the fair market value per share of the Company’s Common Stock. Fair market value shall be the preceding 30-day average of the high bid and the low ask price for the Company’s Common Stock as quoted on the Over-the-Counter Bulletin Board as of the Closing. Based on the average of the high bid and the low ask price for the Company’s Common Stock as quoted on the Over-the-Counter Bulletin Board for the 30 days before and including August 30, 2006, each of the First Earn-Out Payment and Second Earn-Out Payment would be approximately 3,649,635 shares and the aggregate of both earn-out payments would be approximately 7,299,270 shares.

Following payment of the Stock Consideration Amount and the First Earn-Out Payment, the shareholders of EGLY HK will own approximately 28% of the Company’s issued and outstanding Common Stock, which will represent approximately 8.9% of the voting power, based on an aggregate of 19,971,758 shares of our common stock issued and outstanding and 7,883 shares of our Series A preferred stock issued and outstanding as of August 31, 2006, together with an aggregate of 7,785,888 additional shares of Company common stock issuable in the Transaction.

Following payment of the Stock Consideration Amount, the First Earn-Out Payment and the Second Earn-Out Payment, the shareholders of EGLY HK will own approximately 36.4% of the Company’s issued and outstanding Common Stock, which will represent approximately 12.5% of the voting power, based on an aggregate of 19,971,758 shares of our common stock issued and outstanding and 7,883 shares of our Series A preferred stock issued and outstanding as of August 31, 2006, together with an aggregate of 11,435,523 additional shares of Company common stock issuable in the Transaction.

A copy of the Purchase Agreement is included as Appendix A and a copy of the Purchase Agreement Amendment is included as Appendix B. The shares of the Common Stock delivered pursuant to the Purchase Agreement and the Purchase Agreement Amendment will not be registered under the Securities Act and shall be restricted. The shares are issued in the Transaction pursuant to an exemption from registration set forth in Section 4(2) of the Securities Act and Regulation S promulgated under the Securities Act. No registration rights are granted in connection with the issuance of shares in the Transaction.

Closing Date

The Closing will occur as soon as practicable at least 20 days after the date on which this Information Statement has been mailed to the shareholders of the Company.

Representations and Warranties

The Purchase Agreement contains a number of customary representations and warranties made by the Company, Catch-Luck and EGLY HK, including representations and warranties regarding:

•	Due organization, good standing and corporate power and authority;
•	Capitalization;
•	Ownership of the interest in Catch-Luck;
•	Corporate power and authority to enter into the Purchase Agreement and lack of conflicts with corporate governance documents, contracts or laws;

Regulatory Requirements

Required approvals for the Transaction from all appropriate government agencies of the People’s Republic of China were obtained as of the end of August, 2006.

Except for the filing of this Information Statement and the mailing of a copy to all our shareholders and compliance with the securities laws of the Untied States with respect to the issuance of shares of the Company’s Common Stock as part of the consideration paid in the Transaction, there is no U.S. federal or state regulatory requirement with which we must comply and there is no required federal or state approval.

Material Tax Consequences

There will be no tax consequences to the Company or its shareholders as a result of this sale.

Appraisal Rights

Holders of the Company’s common stock are not entitled to any appraisal rights with respect to this transaction.

Investment Banking Fees

The Company is not obligated to pay any fees for investment banking services in connection with this transaction.

Board and Shareholder Approval of the Transaction

Approval by the Company

On June 1, 2006, the Board of Directors of the Company unanimously approved the Purchase Agreement and the Transaction, subject to the approval of the shareholders of the Company. On August 31, 2006, the Board of Directors of the Company unanimously reconfirmed its approval of the Purchase Agreement and the Transaction and also approved the Purchase Agreement Amendment, in each case subject to the approval of the shareholders of the Company. The Board of Directors of the Company did not receive a fairness opinion relating to the transaction and considered the financial condition and business prospects of Catch-Luck, as well as the management team of Catch-Luck and the potential synergism between the Company and Catch-Luck, in determining, in its business judgment, the amount of consideration to be paid in the Transaction.

At the record date, a majority of the members of the board of directors of the Company, including Mr. Kang Yihua, a majority owner, director, CEO and President of the Company, were either shareholders, officers or directors of EGLY HK or its affiliates. At the record date, Mr. Kang was the 100% shareholder and a director and officer of EGLY HK. Mr. Kang transferred all of his interests in EGLY HK to Mr. Yan Xiaodong in September 2006. After such transfer Mr. Yan became the sole shareholder officer and director of EGLY HK. Mr. Yan owns approximately 6.3% of the outstanding shares of preferred stock of the Company. The board was fully informed of the interests of the other directors in EGLY HK or its affiliates and unanimously approved the Purchase Agreement, the Purchase Agreement Amendment and the Transaction contemplated thereby. However, the board conditioned consummation of the Transaction contemplated by the Purchase Agreement, as amended by the Purchase Agreement Amendment, on approval thereof by a majority of the disinterested shareholders of the Company in accordance with the provisions of section 607.0832 of the Florida Business Corporation Act. The Directors of the Company own approximately 3% of the Company’s outstanding Common Stock and approximately 95% of the Company’s outstanding Series A Preferred Stock, which represents an aggregate of approximately 72% of the voting power of the Company.

On June 12, 2006, the Purchase Agreement, and any amendments thereto approved by the officers of the Company, and the Transaction were approved by shareholders of the Company that do not have a financial interest in EGLY HK, Catch-Luck or their affiliates and who represent a majority of the voting power of the Company held by shareholders that do not have a financial interest in EGLY HK, Catch-Luck or their affiliates (the “Consenting Shareholders”). On August 31, 2006, the Consenting Shareholders reconfirmed their approval of the Purchase Agreement and the Transaction and approved the Purchase Agreement Amendment.

The Consenting Shareholders owned, as of June 2, 2006 and August 31, 2006, the respective record dates for such votes, 10,537,720 shares of Common Stock, which then constituted approximately 54% of the Common Stock owned by shareholders that do not have a financial interest in EGLY HK, Catch-Luck or their affiliates, and 207 shares of Series A Preferred Stock, which then constituted approximately 50% of the Series A Preferred Stock owned by shareholders that do not have a financial interest in EGLY HK, Catch-Luck or their affiliates. The aggregate combined voting power of the Consenting Shareholders was approximately 12,110,920 votes, or approximately 54% of the voting power of the Company held by shareholders that do not have a financial interest in EGLY HK, Catch-Luck or their affiliates.

As of each of the respective record dates for such votes, the Consenting Shareholders owned approximately 53% of the total outstanding shares of Common Stock and approximately 3% of the total outstanding shares of Series A Preferred Stock, representing in the aggregate approximately 15% of the voting power of the Company.

None of the Consenting Shareholders have, or had at either record date, any interest in EGLY HK, Catch-Luck or their affiliates and the Company believes that the Consenting Shareholders have approved the Purchase Agreement and the Transactions contemplated thereby in accordance with the provisions of section 607.0832 of the Florida Business Corporation Act.

In addition, Mr. Kang approved the Purchase Agreement and Transaction on June 2, 2006 and reconfirmed his approval and also approved the Purchase Agreement Amendment on August 31, 2006, subject to the filing of an Information Statement with the Securities and Exchange Commission and delivery of notice to the other shareholders of the Company. Mr. Kang owned as of each record date, an aggregate of 614,338 shares, or approximately 3%, of the outstanding Common Stock of the Company, and 6,238 shares, or approximately 79%, of the outstanding Series A Preferred Stock, which represents an aggregate of approximately 60% of the voting power of the Company.

Approval by EGLY HK

On June 26, 2006, the board of directors of EGLY HK unanimously approved the Purchase Agreement and the Transaction and on August 31, 2006, the board of directors of EGLY HK unanimously reconfirmed their approval of the Purchase Agreement and the Transaction and approved the Purchase Agreement Amendment. Approval of the Purchase Agreement, the Purchase Agreement Amendment and the Transaction by the sole shareholder of EGLY HK, a British Virgin Island company, was not required.

FINANCIAL AND OTHER INFORMATION

Ever-Glory Audited Financial Statements

Our audited financial statements for the year ended December 31, 2006 are contained in our Annual Report on Form 10-KSB/A for the year ended December 31, 2006 and are included in this Information Statement as Appendix C. You are encouraged to review the financial statements, filed with the Securities and Exchange Commission on July 11, 2007 related notes and other information included elsewhere in Appendix C. Our unaudited financial statements for the three month period ended March 31, 2007 are contained in our Quarterly Report on Form 10-QSB/A for the period ended March 31, 2007 filed with the Securities and Exchange Commission on July 11, 2007 and are included in this Information Statement as Appendix D. You are encouraged to review the financial statements, related notes and other information included el sewhere in Appendix D. Our unaudited pro forma financial information for the three month period ended March 31, 2007 and the fiscal year ended December 31, 2006 are included in this Information Statement as Appendix E. You are encouraged to review the financial statements, related notes and other information included elsewhere in Appendix E.

Catch-Luck Audited Financial Statements

The audited financial statements for Catch-Luck for the year ended December 31, 2006 are included in this Information Statement as Appendix F. You are encouraged to review the financial statements, related notes and other information included elsewhere in Appendix F.

The unaudited financial statements for Catch-Luck for the three month period ended March 31, 2007 are included in this Information Statement as Appendix G. You are encouraged to review the financial statements, related notes and other information included elsewhere in Appendix G.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Our Common Stock is quoted on the Over-the-Counter Electronic Bulletin Board under the symbol “EGLY.OB”. Presented below is the high and low bid information of our Common Stock for the periods indicated. The source of the following information is Merrill Lynch. These quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

	EGLY COMMON STOCK
	HIGH	LOW
FISCAL YEAR ENDING DECEMBER 31, 2006:
First Quarter	$3.00	$.90
Second Quarter	$1.87	$.90
Third Quarter	$1.22	$.35
Fourth Quarter	$0.73	$.28
FISCAL YEAR ENDING DECEMBER 31, 2005:
First Quarter	$.55	$.35
Second Quarter	$.82	$.27
Third Quarter	$.60	$.15
Fourth Quarter	$1.01	$.15
FISCAL YEAR ENDING DECEMBER 31, 2004:
First Quarter	$.75	$.19
Second Quarter	$.43	$.27
Third Quarter	$.47	$.15
Fourth Quarter	$.43	$.19
FISCAL YEAR ENDING DECEMBER 31, 2003:
First Quarter	$.23	$.11
Second Quarter	$.23	$.11
Third Quarter	$.27	$.11
Fourth Quarter	$.47	$.15

Our common shares are issued in registered form. Our transfer agent is Holladay Stock Transfer, Inc, 2939 N. 67th Place Scottsdale, AZ 85251, telephone: (480) 481-3940; fax number: (480) 481-3941. On July __, 2007, the shareholders’ list of our common shares showed __ registered shareholders and 19,979,641 common shares outstanding.

We have not declared any dividends since incorporation and do not anticipate that we will do so in the foreseeable future. Although there are no restrictions that limit the ability to pay dividends on our common shares, our intention is to retain future earnings for use in our operations and the expansion of our business.

PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS

In the past two years, there have been no material transactions contemplated or consummated between the Company and either EGLY HK or Catch-Luck.

Mr. Kang is a majority shareholder of the Company and, at the record date, was the sole shareholder of EGLY HK. Mr. Kang transferred all of his interests in EGLY HK to Mr. Yan Xiaodong in September 2006. After such transfer Mr. Yan became the sole shareholder officer and director of EGLY HK. Mr. Yan owns approximately 6.3% of the outstanding shares of preferred stock of the Company. Catch-Luck has been managed by Wang Nengshan, the general manager of Catch-Luck. Mr. Kang is not involved in the daily operations of Catch-Luck.

At the record date, three of the Company’s five directors, Kang Yihua, Yan Xiaodong and Li Ning, were directors of Catch-Luck. The general manager of Catch-Luck, Mr. Wang Nengshan, is not an affiliate of the Company.

In order to strengthen the manufacturing ability and increase production capacity of the Company, during May of 2006 Mr. Kang, the majority shareholder of the Company and EGLY HK at that time, suggested to the Board of Directors of the Company that the Company acquire Catch-Luck. The Company and EGLY HK entered into a term Sheet and executed the Purchase Agreement on June 26, 2006. The parties engaged professionals in the PRC for assistance in obtaining the necessary approvals for the Transaction from local governments in the PRC. After further discussion of the consideration for the Transaction, the parties amended the Purchase Agreement on August 31, 2006.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Company’s Common Stock and Preferred Stock as of July __, 2007 by each person known to the Company to own more than five percent (5%) of the Company’s Common Stock and by each of the Company’s current directors and officers, and by all directors and officers of the Company as a group. The table has been prepared based on information provided to the Company by each shareholder.

Name and Address	Amount of Beneficial Ownership of Common Stock (1)	Percent of Ownership	Amount of Beneficial Ownership of Series A Preferred Stock 1)	Percent of Ownership
Directors and Executive Officers(2)
Kang Yi Hua, Chief Executive Officer, President and Director	614,338	3.1%	6,238	79.1%
Yan Xiao Dong, Director	-		499	6.3%
Wei Ru Qin, Director	-		115	1.5%
Sun Jia Jun, Chief Operating Officer and Director	-		230	2.9%
Li, Ning, Director	-		384	4.9%
Guo Yan, Chief Financial Officer	-		-	-

All Executive Officers and Directors as a group (6 persons)	614,338	3.1%	7,466	94.7%

(1) The percentage of shares beneficially owned is based on 19,971,758 shares of common stock outstanding and 7,883.551 shares of Series A preferred outstanding. Except as otherwise noted, shares are owned beneficially and of record, and such record shareholder has sole voting, investment and dispositive power over the shares. On or about October 27, 2005, each of the shareholders listed in this table, as well as other shareholders holding an aggregate of 336, 573 shares (total 7,883,551 shares) exchanged their shares of common stock for 7,883.551 shares of preferred stock, in order to increase the availability of common stock for public shareholders. In addition, on November 1, 2005, the Company effected a 7.6-for-1 forward stock split of its common stock in the form of a stock dividend, which increased the number of outstanding shares of common stock to 19,971,758 shares. As a result, each share of preferred stock has the same voting, dividend and liquidation rights as 7,600 shares of common stock and will convert back into common stock at such time as the Company is able to increase the number of authorized shares of common stock to no less than 500,000,000 shares.

(2) The address for each of Ever-Glory’s directors and executive officers is Ever-Glory’s principal offices, Ever-Glory International Group, Inc., 100 N. Barranca Ave. #810 West Covina, California.

RISK FACTORS

Our business is subject to certain risks, and we want you to review these risks while you are evaluating our business and our historical results. Please keep in mind that any of the following risks discussed below and elsewhere in this Information Statement materially and adversely affect us, our operating results, our financial condition and our projections and beliefs as to our future performance. As such, our results could differ materially from those projected in our forward-looking statements.

Risks Relating to the Industry in Which We Compete.

Our sales are influenced by general economic cycles.

Apparel is a cyclical industry that is dependent upon the overall level of consumer spending. Our customers anticipate and respond to adverse changes in economic conditions and uncertainty by reducing inventories and canceling orders. As a result, any substantial deterioration in general economic conditions, increases in energy costs or interest rates, acts of war, acts of nature or terrorist or political events that diminish consumer spending and confidence in any of the regions in which we compete, could reduce our sales and adversely affect our business and financial condition.

Intense competition in the worldwide apparel industry could reduce our sales and prices.

We face a variety of competitive challenges from other apparel manufacturers both in China and elsewhere. Some of these competitors have greater financial and marketing resources than we do and may be able to adapt to changes in consumer preferences or retail requirements more quickly, devote greater resources to the marketing and sale of their products or adopt more aggressive pricing policies than we can. As a result, we may not be able to compete successfully with them.

The success of our business depends upon our ability to offer innovative and upgraded products at attractive price points.

The worldwide apparel industry is characterized by constant product innovation due to changing consumer preferences and by the rapid replication of new products by competitors. As a result, our success depends in large part on our ability to continuously and rapidly respond to customer requirements for innovative and stylish products at a competitive pace, intensity, and price. Failure on our part to regularly and rapidly respond to customer requirements could adversely affect our ability to retain our existing customers or to acquire new customers which would limit our sales growth.

The worldwide apparel industry is subject to ongoing pricing pressure.

The apparel market is characterized by low barriers to entry for both suppliers and marketers, global sourcing through suppliers located throughout the world, trade liberalization, continuing movement of product sourcing to lower cost countries, ongoing emergence of new competitors with widely varying strategies and resources, and an increasing focus on apparel in the mass merchant channel of distribution. These factors contribute to ongoing pricing pressure throughout the supply chain. This pressure has and may continue to:

•	require us to reduce wholesale prices on existing products;
•	result in reduced gross margins across our product lines;
•	increase pressure on us to further reduce our production costs and our operating expenses.

Any of these factors could adversely affect our business and financial condition.

Increases in the price of raw materials or their reduced availability could increase our cost of goods and decrease our profitability.

We purchase raw materials directly from local fabric and accessory suppliers. The Company may also import specialty fabrics to meet specific customer requirements. The Company also purchases finished goods from other contract manufacturers. The prices we charge for our products are dependent in part on the market price for raw materials used to produce them. The price and availability of our raw materials may fluctuate substantially, depending on a variety of factors, including demand, crop yields, weather, supply conditions, transportation costs, government regulation, economic climates and other unpredictable factors. Any raw material price increases could increase our cost of goods and decrease our profitability unless we are able to pass higher prices on to our customers.

One supplier represented approximately 11% of the Company’s raw materials purchases in the fiscal year ended December 31, 2006, two suppliers represented approximately 12% and 10%, respectively of the Company’s raw materials purchases in the fiscal year ended December 31, 2005, and one supplier represented approximately 17% of the Company’s raw materials purchases in the fiscal year ended December 31, 2004. Although we enter into written agreements for each supply order, we do not have long-term written agreements with any of these suppliers and do not anticipate entering into any such agreements in the near future. We do not believe that the loss of any of these suppliers would have a material adverse affect on our ability to obtain finished goods or raw materials essential to our business because we believe that we can locate other suppliers in a timely manner.

Risks Relating to Our Business

We depend on a group of key customers for a significant portion of our sales. A significant adverse change in a customer relationship or in a customer’s performance or financial position could harm our business and financial condition.

As of December 31, 2006, three of our customers represented approximately 46% of the Company’s total sales. Net sales to our three largest customers totaled approximately 46% and 54% of total net sales in 2006 and 2005, respectively. Our largest customer accounted for approximately 22% and 22% of net sales in 2006 and 2005, respectively. The garment manufacturing industry has experienced substantial consolidation in recent years, which has resulted in increased customer leverage over suppliers, greater exposure for suppliers to credit risk and an increased emphasis by customers on inventory management and productivity.

A decision by a major customer, whether motivated by competitive considerations, strategic shifts, financial requirements or difficulties, economic conditions or otherwise, to decrease its purchases from us or to change its manner of doing business with us, could adversely affect our business and financial condition. In addition, while we have long-standing customer relationships, we do not have long term contracts with any of our customers.

As a result, purchases generally occur on an order-by-order basis, and the relationship, as well as particular orders, can generally be terminated by either party at any time. We do not believe that there is a material risk of loss of any of these customers during the next 12 months. We also believe that the unexpected loss of these customers could have a material adverse effect on the Company’s earnings or financial condition, although we believe that we could replace these customers within 12 months. None of the Company or its affiliates are officers, directors or material shareholders of any of these customers.

Our internal controls and procedures have been materially deficient, and we are in the process of correcting internal control deficiencies.

In the second quarter of 2007, resulting from comments by and discussions with the Staff of the SEC related to the Company’s Preliminary Information Statement on Form 14C, the Company and its independent registered public accounting firm recognized that our internal controls had material weaknesses. We are restating our results of operations for the year ended December 31, 2006 and our quarterly results for the quarter ended March 31, 2007 as a result of our purchase accounting for the acquisition of New-Tailun completed on December 30, 2006.

If we cannot rectify these material weaknesses through remedial measures and improvements to our systems and procedures, management may encounter difficulties in timely assessing business performance and identifying incipient strategic and oversight issues. Management is currently focused on remedying internal control deficiencies, and this focus will require management from time to time to devote its attention away from other planning, oversight and performance functions.

We cannot provide assurances as to the timing of the completion of these efforts. We cannot be certain that the measures we take will ensure that we implement and maintain adequate internal controls in the future. Any failure to implement required new or improved controls, or difficulties encountered in their implementation, could harm our operating results or cause us to fail to meet our reporting obligations.

We will be required to evaluate our internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act.

Failure to timely comply with the requirements of Section 404 or any adverse results from such evaluation could result in a loss of investor confidence in our financial reports and have an adverse effect on the trading price of our debt securities.

We are not currently an “accelerated filer” as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended. Beginning with our Annual Report for the year ending December 31, 2007, Section 404 of the Sarbanes-Oxley Act of 2002 will require us to include an internal control report with our Annual Report on Form 10-KSB. That report must include management’s assessment of the effectiveness of our internal control over financial reporting as of the end of the fiscal year. This report must also include disclosure of any material weaknesses in internal control over financial reporting that we have identified. Additionally, our independent registered public accounting firm will be required to issue reports on management’s assessment of our internal control over financial reporting and their evaluation of the operating effectiveness of our internal control over financial reporting. Our assessment requires us to make subjective judgments and our independent registered public accounting firm may not agree with our assessment.

Achieving compliance with Section 404 within the prescribed period may require us to incur significant costs and expend significant time and management resources. We cannot assure you that we will be able to complete the work necessary for our management to issue its management report in a timely manner, or that we will be able to complete any work required for our management to be able to conclude that our internal control over financial reporting is operating effectively. If we are not able to complete the assessment under Section 404 in a timely manner, we and our independent registered public accounting firm would be unable to conclude that our internal control over financial reporting is effective as of December 31, 2007. As a result, investors could lose confidence in our reported financial information, which could have an adverse effect on the trading price of our debt securities. In addition, our independent registered public accounting firm may not agree with our management’s assessment or conclude that our internal control over financial reporting is operating effectively.

As the Company is listed on the over-the-counter bulletin board, the Company is subject to less stringent corporate governance requirements than a company listed on a national exchange. Specifically, the Company is not required to have a majority of independent directors or a separate audit committee. This provides less protection to our investors.

The Company’s board of directors currently does not have a separate audit committee or a member that qualifies as an audit committee financial expert or an independent director. The Company’s management and board of directors are considering the addition of an independent director who qualified as a financial expert but there can be no assurance the Company will be able to attract one or more qualified independent directors or that any such directors can be added to the Company’s board as it may require us to increase the number of director on the Company’s board of directors, seek the resignation of directors who are not independent, or some combination thereof. If the Company is unable to attract qualified independent directors or nominate or elect such directors, the Company’s security holders will not have the protections provided by having independent directors or audit committee members. Although we believe that all actions taken by our directors on our behalf will be in our best interests, whether or not they are deemed to be independent, we cannot assure you that this will actually be the case. If actions are taken, or expenses are incurred that are not in our best interests, it could have a material adverse effect on our business and operations and the price of our stock held by our stockholders.

We must successfully maintain and/or upgrade our information technology systems.

We rely on various information technology systems to manage our operations and we regularly evaluate these systems against our current and expected requirements. Although we have no current plans to implement modifications or upgrades to our systems, we will eventually be required to make changes to legacy systems and acquiring new systems with new functionality. We do anticipate that the aggregate cost of updating such systems will be approximately USD 600,000 over the next 36 months. We will also continue to self-develop and update our information systems on a timely basis to meet our business expansion needs. Any information technology system disruptions, if not anticipated and appropriately mitigated, could have an adverse effect on our business and operations.

We may engage in future acquisitions and strategic investments that dilute the ownership percentage of our shareholders and require the use of cash, incur debt or assume contingent liabilities.

As part of our business strategy, we expect to continue to review opportunities to buy or invest in other businesses or technologies that we believe would enhance our manufacturing capabilities, or that may otherwise offer growth opportunities. If we buy or invest in other businesses in the future, we could: require the use of cash, incur debt or assume contingent liabilities.

As part of our business strategy, we expect to continue to review opportunities to buy or invest in other businesses or technologies that we believe would complement our current products, expand the breadth of our markets or enhance our technical capabilities, or that may otherwise offer growth opportunities. If we buy or invest in other businesses, products or technologies in the future, we could:

•	incur significant unplanned expenses and personnel costs;
•	issue stock that would dilute our current shareholders’ percentage ownership;
•	use cash, which may result in a reduction of our liquidity;
•	incur debt;
•	assume liabilities; and
•	spend resources on unconsummated transactions.

We may not realize the anticipated benefits of this acquisition, or of past or future acquisitions and strategic investments, and integration of acquisitions may disrupt our business and management.

In addition to the acquisition of Catch-Luck described in this Information Statement, we may in the future acquire or make strategic investments in additional companies. We may not realize the anticipated benefits of these or any other acquisitions or strategic investments, which involve numerous risks, including:

•	problems integrating the purchased operations, technologies, personnel or products over geographically disparate locations;
•	unanticipated costs, litigation and other contingent liabilities;
•	diversion of management’s attention from our core business;
•	adverse effects on existing business relationships with suppliers and customers;
•	incurrence of acquisition-related costs or amortization costs for acquired intangible assets that could impact our operating results;
•	inability to retain key customers, distributors, vendors and other business partners of the acquired business; and
•	potential loss of our key employees or the key employees of an acquired organization.

If we are not be able to successfully integrate businesses, products, technologies or personnel that we acquire, or to realize expected benefits of our acquisitions or strategic investments, our business and financial results may be adversely affected.

International political instability and concerns about other international crises may increase our cost of doing business and disrupt our business.

International political instability may halt or hinder our ability to do business and may increase our costs. Various events, including the occurrence or threat of terrorist attacks, increased national security measures in the United States and other countries, and military action and armed conflicts, can suddenly increase international tensions. Increases in energy prices will also impact our costs and could harm our operating results. In addition, concerns about other international crises, such as the spread of severe acute respiratory syndrome (“SARS”), avian influenza, or bird flu, and West Nile viruses, may have an adverse effect on the world economy and could adversely affect our business operations or the operations of our OEM partners, contract manufacturer and suppliers. This political instability and concerns about other international crises may, for example:

•	negatively affect the reliability and cost of transportation;
•	negatively affect the desire and ability of our employees and customers to travel;
•	adversely affect our ability to obtain adequate insurance at reasonable rates; and
•	require us to take extra security precautions for our operations.

Furthermore, to the extent that air or sea transportation is delayed or disrupted, our operations may be disrupted, particularly if shipments of our products are delayed.

Business interruptions could adversely affect our business.

Our operations and the operations of our suppliers and customers are vulnerable to interruption by fire, earthquake, hurricanes, power loss, telecommunications failure and other events beyond our control. In the event of a major natural disaster, we could experience business interruptions, destruction of facilities and loss of life. In the event that a material business interruption occurs that affects us or our suppliers or customers, shipments could be delayed and our business and financial results could be harmed.

The market for the Company’s common stock is illiquid.

The Company’s common stock is traded on the Over-the-Counter Bulletin Board. It is thinly traded compared to larger more widely known companies in its industry. Thinly traded common stock can be more volatile than stock trading in an active public market. The Company cannot predict the extent to which an active public market for its common stock will develop or be sustained. The high and low bid price of Ever-glory’s common stock during the past 52 week period is $1.87 and $0.27 respectively.

Our stock is a penny stock. Trading of our stock may be restricted by the SEC’s penny stock regulations which may limit a stockholder’s ability to buy and sell our stock.

Our stock is a penny stock. The Securities and Exchange Commission has adopted Rule 15g-9 which generally defines “penny stock” to be any equity security that has a market price (as defined) less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. Our securities are covered by the penny stock rules, which impose additional sales practice requirements on broker-dealers who sell to persons other than established customers and accredited investors. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document in a form prepared by the SEC which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer’s account. The bid and offer quotations, and the broker-dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer’s confirmation. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from these rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the stock that is subject to these penny stock rules. Consequently, these penny stock rules may affect the ability of broker-dealers to trade our securities. We believe that the penny stock rules discourage investor interest in and limit the marketability of our common stock.

NASD sales practice requirements may also limit a stockholder’s ability to buy and sell our stock.

In addition to the “penny stock” rules described above, the NASD has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, the NASD believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers. The NASD requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock and have an adverse effect on the market for our shares.

Because our assets are located overseas, stockholders may not receive distributions that they would otherwise be entitled to if we were declared bankrupt or insolvent.

Our assets are, for the most part, located in the PRC. Because the Company’s assets are located overseas, the assets of the Company may be outside of the jurisdiction of U.S. courts to administer if the Company was the subject of an insolvency or bankruptcy proceeding. As a result, if the Company was declared bankrupt or insolvent, the Company’s stockholders may not receive the distributions on liquidation that they are otherwise entitled to under U.S. bankruptcy law.

Export quotas imposed by the WTO could negatively affect our business and operations, particularly if the Chinese government changes its allocation of such quotas to the Company.

Pursuant to the World Trade Organization (WTO) Agreement, effective January 1, 2005, the United States and other WTO member countries removed quotas from WTO members. In certain instances, the elimination of quotas affords the Company greater access to foreign markets; however, as the removal of quotas resulted in an import surge from China, the U.S. took action in May 2005 and imposed safeguard quotas on seven categories of goods. Exports of each specified product category will continue to be admitted into the United States in the ordinary course until the restraint level for that category is reached, after which further exports will be embargoed and will not be cleared until after January 2006. Additionally, on June 10, 2005, in response to the surge of Chinese imports into the European Union (EU), the EU Commission signed a Memorandum of Understanding (MOU) with China in which ten categories of textiles and apparel will be subject to restraints.

Although certain of the Company’s apparel products fall within the categories subject to the quotas with respect to exports to the United States and Europe, the Chinese government allocated a portion of the aggregate export quota to the Company based upon the amount of product that the Company exported in the prior year. The imposition of such quotas did not have a material affect on the Company’s net sales, although it did impact its gross margin. See “Results of Operations” above. As a result of the Company’s prior export performance, it was awarded a sufficient portion of the export quotas to enable it to increase its sales to customers in Europe and the U.S. despite the reinstitution of export quotas. In order to increase the Company’s allocation of future export quotas, however, the Company accepted more orders for lower margin products, which had an adverse affect on the Company’s gross margins. The Company believes that its customer mix and its ability to adjust the types of apparel it manufactures will mitigate its exposure to such trade restrictions in the future. However, there can be no assurance that additional trade restrictions will not be imposed on the exports of the Company’s products in the future. Such actions could result in increases in the cost of its products generally and may adversely affect the Company’s results of operations. The Company continues to monitor the developments described above.

We expect to experience volatility in our stock price, which could negatively affect shareholders’ investments.

The market price for shares of the Company’s common stock may be volatile and may fluctuate based upon a number of factors, including, without limitation, business performance, news announcements or changes in general market conditions.

Other factors, in addition to the those risks included in this section, that may have a significant impact on the market price of the Company’s common stock include, but are not limited to:

•	receipt of substantial orders or order cancellations of products;
•	quality deficiencies in services or products;
•	international developments, such as technology mandates, political developments or changes in economic policies;
•	changes in recommendations of securities analysts;
•	shortfalls in the Company’s backlog, revenues or earnings in any given period relative to the levels expected by securities analysts or projected by the Company;
•	government regulations, including stock option accounting and tax regulations;
•	energy blackouts;
•	acts of terrorism and war;
•	widespread illness;
•	proprietary rights or product or patent litigation;
•	strategic transactions, such as acquisitions and divestitures;
•	rumors or allegations regarding the Company’s financial disclosures or practices; or
•	earthquakes or other natural disasters concentrated in Nanjing, China where a significant portion of the Company’s operations are based.

In the past, securities class action litigation has often been brought against a company following periods of volatility in the market price of its securities. Due to changes in the volatility of the Company’s common stock price, the Company may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources.

ADDITIONAL INFORMATION

The Company files annual, quarterly and current reports, information statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that we file at the Securities and Exchange Commission’s public reference rooms at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of this information by mail from the Public Reference Section of the Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549 at prescribed rates. Please call the Securities and Exchange Commission at 1-(800) SEC-0330 for further information on the public reference rooms. The Securities and Exchange Commission also maintains a web site at http://www.sec.gov at which reports, proxy and information statements and other information regarding the Company are available. We maintain a website at http://www.everglorygroup.com. The material located on our website is not a part of this information statement. The Securities and Exchange Commission allows us to “incorporate by reference” information into this information statement, which means that we can disclose important information to you by referring you to another document filed separately with the Securities and Exchange Commission. The information incorporated by reference into this information statement is deemed to be part of this document, except for any information superseded by information contained directly in this document or contained in another document filed in the future which itself is incorporated into this information statement. This document incorporates by reference the documents listed below that we have previously filed with the Securities and Exchange Commission (Exchange Act filing number 000-28806):

*	The Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006 filed with the Securities and Exchange Commission on March 16, 2007;

*	The Company’s Annual Report on Form 10-KSB/A for the year ended December 31, 2006 filed with the Securities and Exchange Commission on May 9, 2007;

*	The Company's Annual Report on Form 10-KSB/A for the year ended December 31, 2006 filed with the Securities and Exchange Commission on July 11, 2007;

*	The Company’s Quarterly Report on Form 10-QSB for the quarter ended March 31, 2007 filed with the Securities and Exchange Commission on May 14, 2007;

*	The Company’s Quarterly Report on Form 10-QSB/A for the quarter ended March 31, 2007 filed with the Securities and Exchange Commission on July 11, 2007;

*	The Company’s Quarterly Report on Form 10-QSB for the quarter ended June 30, 2006 filed with the Securities and Exchange Commission on August 11, 2006;

*	The Company’s Quarterly Report on Form 10-QSB for the quarter ended September 30, 2006 filed with the Securities and Exchange Commission on November 14, 2006;

*	The Company’s Quarterly Report on Form 10-QSB/A for the quarter ended September 30, 2006 filed with the Securities and Exchange Commission on November 29, 2006; and

*

The Company's Current Reports on Form 8-K and Form 8-K/A filed with the Securities and Exchange Commission on April 5, 2006, June 29, 2006, September 1, 2006, November 13, 2006 and January 5, 2007, and June 22, 2007.

Any statement contained in a document incorporated or deemed to be incorporated by reference into this Information Statement will be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in this Information Statement or any other subsequently filed Information Statement modifies or supersedes that statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

You can obtain any of the documents incorporated by reference through us or the Securities and Exchange Commission. Documents incorporated by reference are available from us without charge, excluding all exhibits unless we have specifically incorporated by reference an exhibit in this Information Statement.

Stockholders may obtain documents incorporated by reference into this Information Statement by requesting them in writing or by telephone from the appropriate party at the following addresses:

100 N. Barranca Ave. #810

West Covina, California 91791

Tel: (626) 839-9116

We have provided all information contained in or incorporated by reference into this Information Statement with respect to the Company. Catch-Luck has provided all information contained in this Information Statement with respect to Catch-Luck. You should rely only on the information contained in or incorporated by reference into this Information Statement. We have not authorized any person to provide you with any information that is different from what is contained in this Information Statement. This Information Statement is dated July __, 2007. You should not assume that the information contained in this Information Statement is accurate as of any date other than such date, and the mailing to you of this Information Statement will not create any implication to the contrary. This Information Statement does not constitute an offer to sell or a solicitation of any offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful.

EVER-GLORY INTERNATIONAL GROUP, INC.

/s/ Kang Yihua
Dated: July , 2007	Kang Yihua, CEO and President

APPENDIX A

AGREEMENT FOR THE PURCHASE AND SALE OF STOCK

THIS AGREEMENT is made and entered into on this 26th day of June [2], 2006, by and among Ever-glory International, Inc., a Florida corporation, the address of which is 100 N. Barranca Ave. #810, West Covina, California 91791 (“Ever-Glory”) and Perfect Dream Ltd., a British Virgin Islands corporation, the address of which is Akara Building, 24 De Castro Street, Wickhams Cay 1, Road Town, Tortola, British Virgin Islands (“Buyer”) on the one hand, and Ever-Glory Enterprises (HK) Ltd., a British Virgin Islands company, the address of which is Akara Building, 24 De Castro Street, Wickhams Cay 1, Road Town, Tortola, British Virgin Islands (“Seller”) and Nanjing Catch-Luck Garments Co, Ltd., a Chinese limited liability company with the address of Dongshan Town, Jiangning District, Nanjing, People Republic of China (“Catch-Luck”) on the other hand.

R E C I T A L S:

A.     Seller is the owner of 100% of the stock equity of Catch-Luck (the “Equity”).

B.     Buyer desires to purchase the Equity from the Seller, and the Seller desire to sell the Equity to Buyer, so that as a result of the transaction, Buyer will hold a 100% ownership interest in Catch-Luck.

NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties hereto agree as follows:

ARTICLE I

PURCHASE AND SALE OF SHARES

Section 1.1      Sale and Transfer of Equity. Subject to the terms and conditions set forth in this Agreement, on the Closing Date (as defined in Section 1.3), Seller will transfer and convey the Equity to Buyer, and Buyer will acquire the Equity from Seller, free and clear of all liens, encumbrances, security interests, rights of first refusal, equities, options, claims, charges and restrictions of any nature whatsoever (“Encumbrances”). On the Closing Date, the certificates representing the Equity shall be duly endorsed in blank for transfer, or accompanied by separate written instruments of assignment and shall be accompanied by such other or further sup porting documents as Buyer or its counsel may reasonably require.

Section 1.2      Purchase Price. The purchase price for the Equity, payable to the Seller within ninety (90) days after the Closing, is as follows:

a.      An amount in Renminbi (“RMB”) equal as of the Closing to USD600,000.00, payable by Buyer (or Ever-Glory) via bank wire transfer in immediately available funds to Seller (the “Cash Consideration”); and

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b.      That number of shares of the common stock (“Buyer Shares”) of Ever-glory, the parent of Buyer, having an aggregate fair market value of USD9.4 Million (the “Stock Consideration Amount”), as determined hereby. The number of shares of Buyer Shares shall be determined as of the Closing by dividing the Stock Consideration Amount by the fair market value per share of the Buyer Shares. Fair market value shall be the preceding 30-day average of the high bid and the low ask price for Buyer Shares as quoted on the Over-the-Counter Bulletin Board as of the Closing.

Section 1.3      Time and Place of Closing. Upon the terms and subject to the conditions of this Agreement, the consummation of the transactions contemplated by this Agreement and the Transaction Documents (the “Closing”) will take place at the offices of Jiangsu Wisdom Law firm on the first business day after the later of (a) the completion of the formalities for transfer, and receipt of approval by any and all appropriate government departments, including the Foreign Trade and Economic Cooperation Committee and (b) twenty (20) days after delivery to the shareholders of Ever-Glory of a Schedule 14C Information S tatement regarding the approval of the transactions contemplated hereby by holders of a majority of the capital stock of Ever-Glory, or at such later time and such other place as Buyer and Seller mutually agree upon, orally or in writing. The date on which the Closing occurs is hereinafter referred to as the “Closing Date”. Until the Closing, or termination as hereinafter described, Jiangsu Wisdom Law firm (the “Escrow Agent”) shall hold all executed and delivered Transactional Documents in escrow. Buyer, Seller and Catch-Luck hereby authorize and direct the Jiangsu Wisdom Law Firm to go through the formalities of transferring the shares representing the Equity at the Industrial and Commercial Administrative Department in Nanjing City, China. Upon the Closing, Escrow Agent shall promptly deliver the Transactional Documents to the appropriate parties.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF SELLER

AND CATCH-LUCK

Seller and Catch-Luck, jointly and severally, represent and warrant to Buyer and Ever-Glory as follows:

Section 2.1      Organization, Standing and Power. Catch-Luck is duly organized, validly existing and in good standing under the laws of China and has all necessary corporate power to own its properties and to carry on its business as now owned and operated by it. Seller is duly organized, validly existing and in good standing under the laws of the British Virgin Islands and has all necessary corporate power to own its properties and to carry on its business as now owned and operated by it.

Section 2.2      Capitalization. The Equity constitutes all of the issued and outstanding capital stock of Catch-Luck, and the Equity is validly issued, fully paid, nonassessable, and has been so issued in full compliance with all applicable laws. There are no outstanding subscriptions, options, rights, warrants, convertible securities or other agreements or commitments providing for the issuance, disposition or acquisition of any of Catch-Luck’s capital stock (other than this Agreement).

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Section 2.3      Title to Equity. Seller is the owner, beneficially and of record, of all right, title and interest in and to the Equity. Seller has good and marketable title to the Equity, free and clear of all Encumbrances. Seller is not a party to any option, warrant, right, contract, call, put or other agreement or commitment providing for the disposition or acquisition of the Equity (other than this Agreement).

Section 2.4      Subsidiaries. Catch-Luck does not own, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or other entity.

Section 2.5      Authority. Catch-Luck and Seller have all requisite power and authority to execute and deliver this Agreement and all other agreements and documents to be executed and delivered by them in connection with the consummation of the transactions contemplated by this Agreement (collectively, the “Seller Agreements”), and to perform the transactions contemplated hereby and thereby. The execution, delivery and performance of the Seller Agreements, and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate and shareholder ac tion on the part of Seller and Catch-Luck. The Seller Agreements have been duly executed and delivered by Catch-Luck and Seller, and each constitutes the valid and binding obligation of Catch-Luck and Seller, enforceable against Catch-Luck and Seller in accordance with the terms of such Seller Agreements.

Section 2.6      No Conflict or Breach. Catch-Luck is not in violation of or default under any provision of its organizational documents. The execution, delivery and performance of the Seller Agreements and the consummation of the transactions hereby and thereby do not and will not (A) conflict with or constitute a violation of the charter documents of Catch-Luck or Seller; (B) conflict with or constitute a violation of any law, statute, judgment, order, decree or regulation of any legislative body, court, administrative agency, governmental authority or arbitrator applicable to or relating to Catch-Luck, Seller or the Equity; (C) conflict with, constitute a default under, result in a breach or acceler ation of or require notice to or the consent of any third party under any contra ct, agreement, commitment, mortgage, note, license or other instrument or obligation to which Catch-Luck, or Seller is a party or by which Catch-Luck or Seller is bound or by which the Equity are affected; or (D) result in a creation or imposition of any Encumbrance of any nature whatsoever on the Equity or upon Catch-Luck or any of its assets, properties or businesses.

Section 2.7      Financial Statements. There have heretofore been delivered to Buyer: (A) reviewed audited financial statements, including balance sheets and statements of income of Catch-Luck as of and for the years ended December 31, 2004 and 2005 together with the unaudited financial statements, including balance sheets and statements of income of Catch-Luck as of and for the three month period ended March 31, 2006. All of the financial statements referred to above (the “Financial Statements”) (1) are in accordance with the books of account and records of Catch-Luck; (2) fairly present Catch-Luck’ financia l position and the results of its operations as of the date and for the period therein specified; (3) have been prepared in accordance with US GAAP (“GAAP”), consistently applied during the period involved; and (4) do not include or omit to state any fact which renders such Financial Statements materially misleading.

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Section 2.8      Undisclosed Liabilities. Catch-Luck does not have any material debts, liabilities or obligation of any kind, whether accrued, absolute, contingent or otherwise, which are required under GAAP to be, but are not, reflected or reserved against or disclosed in Catch-Luck’s Financial Statements, except for those that may have been incurred subsequent to December 31, 2005. All debts, liabilities and obligations incurred after December 31, 2005, were incurred in the ordinary course of business and are usual and normal in amount both individually and in the aggregate.

Section 2.9      Absence of Certain Changes. Since January 1, 2006, the business of Catch-Luck has been operated only in the ordinary course and, without limiting the generality of the foregoing, Catch-Luck has not:

a.      Declared, set aside or paid any dividend or other distribution in respect of its capital stock or otherwise (including bonus distributions to Seller) or redeemed, purchased or otherwise acquired, directly or indirectly, any of its capital stock;

b.      Sustained any damage, destruction or loss, by reason of fire, explosion, earthquake, casualty, labor trouble, requisition or taking of property by any government or agency thereof, windstorm, embargo, riot, act of God or public enemy, flood, accident, revocation of license or right to do business, total or partial termination, suspension, default or modification of contracts, governmental restriction or regulation, other calamity or other similar or dissimilar event (whether or not covered by insurance), materially and adversely affecting its condition (financial or otherwise), earnings, business, assets, liabilities, properties, or operations;

c.      Had any material adverse change in its condition (financial or otherwise), earnings, business, assets, properties, liabilities or operations;

d.      Mortgaged, pledged, otherwise encumbered or subjected to lien any of its assets or properties, tangible or intangible, except for liens for current taxes which are not yet due and payable and purchase-money liens and capital lease liens arising out of the purchase or sale of products or services made in the ordinary and usual course of its business;

e.      Sold, transferred, leased, licensed or otherwise disposed of any asset or property, tangible or intangible, except in the ordinary and usual course of its business, or discontinued any product line or the manufacture, sale or other disposition of any of its products or services;

f.      Made any expenditure for the purchase, acquisition, construction or improvement of a capital asset, except in the ordinary and usual course of its business;

g.      Entered into any transaction or contract, or made any commitment to do the same, except in the ordinary and usual course of business and not involving an amount in any case in excess of $50,000.00;

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h.      Waived any material right or claim or canceled any material debts or claims or voluntarily suffered any extraordinary losses;

i.      Sold, assigned, transferred or conveyed any property rights, except in the ordinary and usual course of business;

j.      Paid to or for the benefit of any of its directors, officers, employees or Seller any compensation of any kind other than base wages, salaries and benefits in effect prior to January 1, 2006;

k.     Changed its accounting methods or practices (including, without limitation, any change in depreciation or amortization policies or rates);

l.      Revalued any of its assets;

m.     Increased the salary or other compensation payable or to become payable to any of its officers, directors or employees, or declared, paid or committed to pay a bonus or other additional salary or compensation to any such person;

n.      Made any loan to any person or entity, or guaranteed any loan;

o.      Had any other event or condition of any character that has or might reasonably have a material and adverse effect on its condition (financial or otherwise), earnings, business, assets, liabilities, properties or operations; or

p.      Agreed, committed or entered into any other understanding to do any of the things described in the preceding Subsections A through V.

Section 2.10      Taxes. Within the times and in the manner prescribed by law, Catch-Luck has filed all tax returns required to be filed and have paid or made adequate provision for payment of all taxes upon them, their properties, income or franchises, due and payable on or before the date hereof. There are no claims pending against Catch-Luck for past-due taxes, nor has Catch-Luck been notified of any claims. There are no present disputes or discussions with federal, state, local, foreign, commonwealth or other authorities with respect to any taxes of any nature payable by Catch-Luck. There are no outstanding waivers or agreements by Catch-Luck for the extension of the time for the assessment of any tax.

Section 2.11      Receivables and Accounts Payable. All receivables of Catch-Luck shown on the books of Catch-Luck on the Closing Date are carried at values determined in accordance with GAAP, consistently applied, reflect all pertinent facts known to Catch-Luck as of the date hereof, and represent valid and binding obligations of the debtors requiring no further performance by Catch-Luck and are collectible in full without any set-off whatsoever within 120 days of the Closing.

Section 2.12      Litigation and Claims. There is: (A) no action, suit, proceeding, claim or investigation (collectively, “Actions”) pending or, to the best of Catch-Luck’s and Seller’s knowledge, threatened, in any court or before any arbitrator or before or by any federal, state or other governmental department, commission, bureau, agency or instrumentality, domestic or foreign; and (B) no other unresolved claim made against Catch-Luck or affecting them or their respective properties or businesses, or the transactions contemplated by this Agreement or any factual or legal basis for any such action, suit, proce eding, claim or investigation which would materially affect any of the same.

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Section 2.13      Accuracy and Completeness of Representations and Warranties. No representation or warranty made by Seller or Catch-Luck in this Agreement and no statement contained in any document or instrument delivered or to be delivered to Buyer pursuant hereto or in connection with the transactions contemplated hereby contains any untrue statement of a known material fact, or omits or will omit to state a known material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

Section 2.14      Illegal or Unauthorized Payments. Neither Seller nor Catch-Luck has, nor, to the best of Seller’s knowledge, have any employees, officers, directors, consultants, advisors, agents, members or representatives of Seller or Catch-Luck or other Person acting on behalf of Seller or Catch-Luck, directly or indirectly, (a) made or authorized any payment, contribution or gift of money, property, or services, in contravention of applicable law or (b) violated, or taken any action which would cause Kankakee to be in violation of, the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), or the USA Patriot Act, or any rules and regulations thereunder.

Section 2.15      Assets. Catch-Luck has good, legal and marketable title to all of its property and assets, in each case free and clear of all liens, charges, restrictions, claims or encumbrances of any nature whatsoever. With respect to the personal property and assets that Catch-Luck leases (a) Catch-Luck is in compliance with such leases, (b) the leases are enforceable in accordance with their terms, and (c) Catch-Luck holds a valid leasehold interest free and clear of any liens, charges, restrictions, claims or encumbrances of any nature whatsoever.

Section 2.16      Pending Changes. To Seller’s knowledge, there is no pending or threatened change in any applicable law, rule, regulation or order applicable to its business, operations, properties, assets, products and services which is likely to result in a material adverse change in its condition (financial or otherwise), earnings, business, assets, properties, liabilities or operations.

Section 2.17      Investment Company Act. Catch-Luck is not, nor is it directly or indirectly controlled by or acting on behalf of, any Person that is an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Section 2.18      Registration Rights. No Person has demand or other rights to cause Catch-Luck or Buyer to file any registration statement under the Securities Act of 1933, as amended (the “Securities Act”) relating to any securities of Buyer or Catch-Luck or any right to participate in any such registration statement, including, without limitation, piggyback registration rights.

Section 2.19      Agreements. Each of the contracts or agreements material to Catch-Luck is valid and enforceable against the parties thereto in accordance with its terms and Catch-Luck, and, to the best of Seller’s knowledge, each other party thereto: (i) have performed all the obligations required to be performed by them to date (or each non-performing party has received a valid, enforceable and irrevocable written waiver with respect to its non-performance), and (ii) have received no notice of default and are not in default (or, with due notice or lapse of time or both, would be in default) under any agreement, contract, license, understanding, evidence of indebtedness, note, indenture, instrument, commitment, plan or arrangement to which Catch-Luck i s a party or by which it or its property or assets may be bound. Catch-Luck has no present expectation or intention of terminating or not fully performing all its obligations under any agreement, contract, license, understanding, evidence of indebtedness, note, indenture, instrument, commitment, plan or arrangement, and Catch-Luck has no knowledge of any breach or anticipated breach by the other party to any agreement, contract, license, understanding, evidence of indebtedness, note, indenture, instrument, commitment, plan or arrangement to which Catch-Luck is a party.

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Section 2.20      Investment Representations. In connection with the acquisition by Seller of shares of Buyer Shares as provided in this Agreement:

a.      Seller has been given the opportunity to ask questions and receive answers concerning Ever-Glory and the terms and conditions of the offer and sale and to obtain any additional information possessed by Ever-Glory or which Ever-Glory could acquire without unreasonable effort or expense necessary to verify the accuracy of the information provided to Seller about Ever-Glory. Seller has not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, newspaper or magazine article or advertisement, radio or television advertisement, or any other form of advertising or general solicitation with respect to the Buyer Shares.

b.      Seller is acquiring the Buyer Shares solely for his own account for investment and not with the view to sale or distribution of the Buyer Shares acquired hereunder or any portion thereof and not with any present intention of selling, offering to sell, or otherwise disposing of or distributing the Buyer Shares acquired hereunder or any portion thereof.

c.      Seller has received all information he deems necessary and appropriate to enable them to evaluate the financial risk inherent in making an investment in the Buyer Shares.

d.      Seller is an accredited investor as such term is defined in Regulation D, Rule 501 under the Securities Act or is sophisticated in financial matters and able to evaluate the risks and benefits of an investment in Buyer.

e.      Seller acknowledges that the Buyer Shares has not been registered under the Securities Act or any applicable state securities laws in reliance, in part, on his or her representations, warranties, and agreements herein. Seller represents, warrants, and agrees that Buyer is under no obligation to register or qualify the Buyer Shares under the Securities Act or under any state securities law, or to assist him or her in complying with any exemption from registration and qualification.

f.      Seller understands that the Buyer Shares are “restricted securities” under the Securities Act in that the Buyer Shares will be acquired from Buyer in a transaction not involving a public offering, and that the Buyer Shares may not be resold without registration under the Securities Act except in certain limited circumstances and that otherwise the Buyer Shares must be held indefinitely.

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g.      Seller is aware that each certificate representing the Buyer Shares will contain the following legend noting the restrictions on resale under the Securities Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER.”

h.      Without limiting the representations set forth above, Seller will not make any disposition of all or any part of the Buyer Shares which will result in the violation by him or her or by Buyer of the Securities Act or any applicable state securities laws. Without limiting the foregoing, Seller agrees not to make any disposition of all or any part of the Buyer Shares unless and until: (1) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement and any applicable requirements of state securities laws; or (2) Seller has notified Buyer of the proposed disposition and has furnished Buyer with a detailed statement of the circumstances surrounding the proposed disposition and, if reasonably requested by Buyer, Seller has furnished Buyer with a written opi nion of counsel, reasonably satisfactory to Buyer, that such disposition will not require registration of any securities under the Securities Act or the consent of or a permit from appropriate authorities under any applicable state securities law.

Section 2.21      Taxes. Seller acknowledges that the tax consequences of selling the Equity and of investing in the Buyer Shares will depend on its particular circumstances, and neither Buyer, its officers, directors, shareholders, employees, affiliates, or consultants of any of them will be responsible or liable for the tax consequences to Seller for the sale of the Equity or an investment in Buyer.

Section 2.22      Disclosure. Seller and Catch-Luck have disclosed to Buyer all facts material to the business, operations, assets, liabilities, prospects, properties, condition (financial or otherwise) and results of operations of Catch-Luck. None of this Agreement or any of the related ancillary documents and instruments (the “Transactional Documents”), or any other statements, documents or certificates prepared or supplied by Seller or Catch-Luck with respect to the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein and therein not misleading in light of the circumstances under which such statements were made.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby represents and warrants to Seller as follows:

Section 3.1      Organization. Buyer is duly organized, validly existing and in good standing under the laws of British Virgin Islands and has all necessary corporate power to own its properties and to carry on its business as now owned and operated by it.

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Section 3.2      Authorization. Buyer has all requisite power and authority to execute and deliver this Agreement and all other agreements and documents to be executed and delivered by it in connection with the consummation of the transactions contemplated by this Agreement (collectively, the “Buyer Agreements”), and to perform the transactions contemplated hereby and thereby. The execution, delivery and performance of the Buyer Agreements, and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action on the part of Buyer. The Buyer Agreements have been, and with respect to Buyer Agreements to be delivered at the Closing, will be duly executed and delivered by Buyer, and each constitutes, or will constitute when executed and delivered, the valid and binding obligation of Buyer, enforceable against Buyer in accordance with the terms of such Buyer Agreements, except that enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally and by principles of equity regarding the availability of remedies.

Section 3.3      No Breach or Violation. The execution, delivery and performance of the Buyer Agreements and the consummation of the transactions contemplated hereby and thereby do not and will not (A) conflict with or constitute a violation of the Charter Documents of Buyer; (B) conflict with or constitute a violation of any law, statute, judgment, order, decree or regulation of any legislative body, court, administrative agency, governmental authority or arbitrator applicable to or relating to Buyer; (C) conflict with, constitute a default under or result in a breach or acceleration of any contract, agreement, commitment, mortgage, note, license or other instrument or obligation to which Buyer is a party or by wh ich Buyer is bound; or (D) result in a creation or imposition of any Encumbrance of any nature whatsoever on any of the Buyer Shares to be delivered to Seller in connection herewith other than those restrictions imposed under federal and state securities laws.

Section 3.4      Accuracy and Completeness of Representations and Warranties. No representation or warranty made by Buyer in this Agreement and no statement contained in any document or instrument delivered or to be delivered to Seller pursuant hereto or in connection with the transactions contemplated hereby contain any untrue statement of a known material fact, or omits to state a known material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

ARTICLE IV

PRE-CLOSING COVENANTS OF PARTIES

Section 4.1      Covenants of Catch-Luck. During the period from the date of this Agreement and continuing until the Closing, Catch-Luck agrees that:

(a) Catch-Luck shall carry on their respective businesses in the usual, regular and ordinary course in all material respects, in substantially the same manner as heretofore conducted, shall use all reasonable best efforts to keep available the services of its officers and employees as a group (subject to changes in the ordinary course) and shall use all reasonable efforts to preserve intact their present lines of business, maintain their rights and franchises and preserve their relationships with customers, suppliers, regulators, distributors, creditors, lessors and others having business dealings with them to the end that their ongoing businesses shall not be impaired in any material respect at the Closing; provided, however, that no action by Catch-Luck with respect to matters specifically addressed by any other provision of this Section 4.1 shall be deemed a breach of this Section 4.1(a) unless such action would constitute a breach of one or more of such other provisions.

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(b) Catch-Luck shall not and shall not propose to, (i) declare or pay any dividends on or make other distributions in respect of any of its capital stock, (ii) split, combine or reclassify any of its capital stock, or (iii) repurchase, redeem or otherwise acquire any shares of its capital stock or any securities convertible into or exercisable for any shares of its capital stock.

(c) Catch-Luck shall not issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any shares of its capital stock of any class or any securities convertible into or exercisable for, or any rights, warrants or options to acquire, any such shares, or enter into any agreement with respect to any of the foregoing.

(d) Except to the extent required by law, Catch-Luck shall not amend or propose to amend its governing documents.

(e) Catch-Luck shall not acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial equity interest in or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire or agree to acquire any assets (other than the acquisition of assets used in the operations of the business of Catch-Luck in the ordinary course). Catch-Luck shall not enter into, or agree to enter into, (i) any joint venture or partnership, or any discussions with respect to any joint venture or partnership, or (ii) any material marketing alliance (other than supplier relationships and site sponsorships entered into in the ordinary course of business) or any discussions with respect to such alliance unless such alliance would not extend beyond the Closing Date and Catch-Luck has given reasonable notice to Buyer prior to entering into such alliance.

(f) Catch-Luck shall not adopt a plan or agreement of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of Catch-Luck or sell, lease, encumber or otherwise dispose of, or agree to sell, lease, encumber or otherwise dispose of, any of its assets, except for the disposal of obsolete or worn-out assets or properties in the ordinary course of business, consistent with past practices, or as contemplated by this Agreement.

(g) Catch-Luck shall not (i) make any loans, advances or capital contributions to, or investments in, any other Person, other than by Catch-Luck to or in Catch-Luck or (ii) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than indebtedness, loans, advances, payments, discharges or satisfactions incurred or committed to in the ordinary course of business consistent with past practice.

(h) Catch-Luck shall not change its methods of accounting in effect, except as required by changes in U.S. GAAP as concurred in by Catch-Luck’s independent auditors. Catch-Luck shall not (i) change its fiscal year or (ii) make any material Tax election, other than in the ordinary course of business consistent with past practice, without consultation with Buyer. Catch-Luck shall prepare and file all Tax Returns required to be filed and pay all required Taxes due in accordance with applicable law.

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(i) Catch-Luck shall not enter into any commitments, contracts or agreements to do any of the foregoing.

Section 4.2      Covenants of Ever-Glory. Prior to the execution hereof, Ever-Glory shall obtain the consent of holders of a majority of the shares of its capital stock to the entry into this agreement and the consummation of the transactions contemplated hereby. As soon as practicable after the execution hereof, Ever-Glory shall file preliminary and definitive Schedule 14C Information Statements regarding the approval of the transactions contemplated hereby by holders of a majority of the capital stock of Ever-Glory and shall deliver such definitive Schedule 14C Information Statement to the shareholders of Ever-Glory of record as of June [2], 2006.

ARTICLE V

CONDITIONS PRECEDENT TO OBLIGATIONS

Section 5.1      Seller’s and Catch-Luck’s Conditions Precedent. The obligations of the Seller and Catch-Luck to consummate the transactions contemplated by this Agreement shall be subject to the following conditions, except as the Seller or Catch-Luck may waive in writing in accordance with Section 7.5 below:

a.      The representations, warranties and covenants of Buyer set forth in Article 3 hereof, shall be true and correct in all material aspects on and as of the Closing with the same force and effect as if they had been made at such time.

b.      Seller and Catch-Luck shall have performed or complied with all agreements and covenants required to be performed by it under this Agreement at or prior to the Closing Date that are qualified as to materiality and shall have performed or complied in all material respects with all other agreements and covenants required to be performed by it under this Agreement at or prior to the Closing Date that are not so qualified as to materiality.

c.      No statute, rule, ordinance or regulation shall have been adopted or promulgated, and no temporary restraining order, preliminary or permanent injunction or other order issued by a court or other Governmental Entity of competent jurisdiction shall be in effect, having the effect of making the acquisition illegal or otherwise prohibiting consummation of the Merger.

Section 5.2      Ever-Glory’s and Buyer’s Conditions Precedent. The obligations of Ever-Glory and Buyer to consummate the transactions contemplated by this Agreement shall be subject to the following conditions, except as Ever-Glory and Buyer may waive in writing in accordance with Section 7.5 below:

a.      The representations, warranties and covenants of Seller and Catch-Luck set forth in Article 2 hereof, shall be true and correct in all material aspects, on and as of the Closing with the same force and effect as if they had been made at such time.

b.      Seller and Catch-Luck shall have performed or complied with all agreements and covenants required to be performed by it under this Agreement at or prior to the Closing Date that are qualified as to materiality and shall have performed or complied in all material respects with all other agreements and covenants required to be performed by it under this Agreement at or prior to the Closing Date that are not so qualified as to materiality.

c.      No statute, rule, ordinance or regulation shall have been adopted or promulgated, and no temporary restraining order, preliminary or permanent injunction or other order issued by a court or other governmental body of competent jurisdiction shall be in effect, having the effect of making the acquisition illegal or otherwise prohibiting consummation of the Merger. No governmental body, individual, corporation, trust, partnership, limited liability company, joint venture, unincorporated organization, government body or any agency or political subdivision thereof, or any other entity shall have issued an order, injunction, judgment, decree, ruling or assessment which shall then be in effect restraining or prohibiting the completion of the transactions contemplated hereby, nor, to Seller’s knowledge, shall any such order, injunction, judgment, decree, ruling or assessment be threaten ed or pending.

d.      Seller and Catch-Luck shall have obtained any and all consents, waivers, approvals or authorizations, with or by any governmental body and all consents, waivers, approvals or authorizations of any other individual, corporation, trust, partnership, limited liability company, joint venture, unincorporated organization, government body or any agency or political subdivision thereof, or any other entity required for the valid execution of this Agreement and each of the other Transaction Documents and for the consummation of the transactions contemplated hereby and thereby, and the sale and transfer of the Equity at the Closing Date on the terms and conditions as provided herein shall not violate any law applicable to Catch-Luck, Seller or Buyer.

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e.      No material adverse change in Catch-Luck’s condition (financial or otherwise), earnings, business, assets, properties, liabilities or operations shall have occurred between the date of this Agreement and the Closing Date.

ARTICLE VI

FURTHER AGREEMENTS OF THE PARTIES

Section 6.1      Further Assurances. From time to time, at Buyer’s request and without further consideration and at the expense of Buyer, Seller and Catch-Luck will execute and deliver to Buyer such other documents, and take such other action, as Buyer may reasonably request in order to consummate more effectively the transactions contemplated by this Agreement, and to vest in Buyer good, valid and marketable title to the Equity. From time to time, at Seller’s request and without further consideration and at the expense of Seller, Buyer will execute and deliver to Seller such other documents, and take such other action, as Seller may reasonably request in order to consummate more effectively the transacti ons contemplated by this Agreement.

Section 6.2      Seller’s Indemnity. Seller hereby agrees to indemnify, defend and hold harmless Ever-Glory and Buyer from and against, and in respect to, any and all Losses that Ever-Glory or Buyer may incur by reason of Seller’s or Catch-Luck’s breach of or failure by Seller or Catch-Luck to perform, any of their representations, warranties, commitments, covenants or agreements in this Agreement, or in any agreement or exhibit furnished or to be furnished by or on behalf of Seller or Catch-Luck under this Agreement. Seller’s liability for a breach of the representations, warranties and covenants made by a Seller or Catch-Luck in this Agreement, or in any schedule, exhibit, certificate or other document delivered in connection with this Agreement, shall not be deemed to be waived or otherwise affected by any investigation made by Buyer and shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. All such liability of Seller shall terminate on the twenty-fourth (24th) month anniversary of the Closing Date, except for liability with respect to which an indemnity claim is made by written notice to the Seller within twenty-four (24) months from the Closing Date in the case of all of Ever-Glory’s or Buyer’s indemnity claims. The parties acknowledge and agree that this Article 6 represents and establishes the exclusive remedy for all claims arising under this Agreement, except for (i) any equitable remedy, or (ii) intentional fraud.

Section 6.3      Non Solicitation. Prior to the Closing (or any termination of this Agreement), Seller, Catch-Luck or any person or entity authorized to act on their behalf, shall not solicit inquiries or proposals with respect to, or participate in any negotiation or discussions concerning any acquisition or purchase of all or any portion of the Equity or the assets of Catch-Luck.

Section 6. 4      Termination. This Agreement may be terminated at any time prior to the Closing Date,

(a)      By mutual written consent of Seller and Buyer; or

(b)      Unilaterally by Seller or Buyer if the other fails to perform any covenant in any material respect in this Agreement, and does not cure the failure in all material respects within 30 business days after the terminating party delivers written notice of the alleged failure or if any condition to the obligations of that party is not satisfied (other than by reason of a breach by that party of its obligations hereunder), and it reasonably appears that the condition cannot be satisfied within ninety (90 days of the date of this Agreement; or

(c)      Unilaterally by Seller or Buyer at any time ninety (90) days after the date of this Agreement, if the formalities for transfer, and receipt of approval by any and all appropriate government departments, including the Foreign Trade and Economic Cooperation Committee have not been obtained.

(d)      In the event of termination of this Agreement by either Seller or Buyer, as provided in this Section 6.4, this Agreement shall forthwith become void and there shall be no further obligation on the part of any party or their respective officers or directors. Nothing in this Section 6.4 shall relieve any party from liability for any breach of this Agreement.

Section 6.5      Confidentiality. Each party (and their respective representatives) agrees to maintain all discussions, including the fact of this Agreement, in the strictest confidence. Any public announcements will be mutually agreed upon in advance.

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ARTICLE VII

MISCELLANEOUS PROVISIONS

Section 7.1      Finder’s or Broker’s Fees. Buyer represents and warrants that it has dealt with no other broker or finder in connection with any of the transactions contemplated by this Agreement, and, insofar as it knows, no broker or other person is entitled to any commission or finder’s fee in connection with any of these transactions. Seller and Catch-Luck represent and warrant that they have dealt with no broker or finder in connection with any of the transactions contemplated by this Agreement, and, insofar as they know, no broker or other person is entitled to any commission or finder’s fee in connection with any of these transactions. Seller and Catch-Luck each agree to indemnify and ho ld harmless Buyer against any loss, liability, damage, cost, claim or expense incurred by reason of any brokerage, commission or finder’s fee alleged to be payable by reason of any of their acts, omissions or statements.

Section 7.2      Expenses. Ever-Glory, Buyer, Seller and Catch-Luck shall, individually, pay their respective costs and expenses incurred or to be incurred by any of them in negotiating and preparing this Agreement and in closing and carrying out the transactions contemplated hereby.

Section 7.3      Effect of Headings. The subject headings of the Articles and Sections of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of the provisions hereof.

Section 7.4      Entire Agreement; Modification. This Agreement, together with all of the schedules and exhibits furnished hereunder, constitute the sole and entire agreement among the parties pertaining to the subject matter contained herein, and supersedes all prior and contemporaneous agreements, representations and understandings of the parties. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all the parties.

Section 7.5      Waiver. Any party hereto may waive, in writing, compliance by the other party of any of the covenants or conditions contained in this Agreement, except those conditions imposed by law. No act, failure to act, practice or custom shall constitute an implied waiver of full compliance with any of the provisions hereof. The granting of a written waiver pursuant to this Section 7.5 shall apply, unless expressly set forth therein to the contrary, only to the specific incident of noncompliance with the specific provisions of this Agreement set forth therein.

Section 7.6      Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A party may execute this Agreement and transmit its signature by facsimile, which shall be fully binding, and the party taking such actions shall deliver a manually signed original as soon as is practicable. In the event of execution and signing of transaction Documents by facsimile, the parties shall provide originals to the Escrow Agent as soon as practicable thereafter.

Section 7.7      Parties in Interest. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to this

13

Agreement and their respective successors and assigns, or is intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement. None of the provisions hereof shall be deemed to give any third persons any right of subrogation or action over or against any party to this Agreement.

Section 7.8      Binding Effect. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

Section 7.9      Recovery of Litigation Costs. Except as otherwise provided elsewhere in this Agreement, if any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement or by reason of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys’ fees, other professionals’ fees, and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

Section 7.10      Successors and Assigns. No parties’ rights or obligations under this Agreement may be assigned, except that Buyer may assign its rights and obligations hereunder to an affiliate provided that such affiliate shall execute and deliver such documentation necessary to be bound by the terms of this Agreement. Any assignment in violation of the foregoing shall be null and void.

Section 7.11      Notices. Any notices, consent, approval or other communications given pursuant to the provisions of this Agreement shall be in writing and shall be (A) mailed by certified mail or registered mail, return receipt requested, postage prepaid, or (B) delivered by a nationally recognized overnight courier which delivers only upon signed receipt of the addressee, and addressed to the parties as provided in the introductory paragraph hereto. The time of giving of any notice shall be the time of receipt thereof by the addressee or any agent of the addressee, except that in the event the addressee or such agent of the addressee shall refuse to receive any notice given by registered mail or certified mail a s above provided or there shall be no person available at th e time of the delivery thereof to receive such notice, the time of the giving of such notice shall be the time of such refusal or the time of such delivery, as the case may be. Any party hereto may, by giving five (5) days written notice to the other party hereto, designate any other address in substitution of the foregoing address to which notice shall be given.

Section 7.12      Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, USA, without giving effect to any choice of law or conflict provision or rule, whether of the State of California (or any other jurisdiction) that would cause the laws of any jurisdiction other than the State of California to be applied. In furtherance of the foregoing, the internal law of the State of California will control the interpretation and construction of this Agreement, even if under such jurisdiction’s choice of law or conflict of law or analysis, the substantive law of some other jurisdiction would ordinarily apply. Should a dispute arise between the parties as a result of this Agreement, any action initiated shall be submitted to binding arbitration in San Francisco County, California.

14

IN WITNESS WHEREOF, each of the parties hereto have signed this Agreement for the Purchase and Sale of Stock or has caused the same to be signed by its duly authorized officer as of the date first above written.

BUYER:
EVER-GLORY INTERNATIONAL, INC.
By: _____________________________ Kang Yihua, Chief Executive Officer
BUYER:
PERFECT DREAM LTD.
By: _____________________________ Kang Yihua, Chief Executive Officer
SELLER:
EVER-GLORY ENTERPRISES (HK) LTD.
By: _____________________________ Kang Yihua, Chief Executive Officer
CATCHLUCK:
NANJING CATCH-LUCK GARMENTS CO, LTD
By: _____________________________ Wang Nengshau, General Manager

15

APPENDIX B

AMENDMENT NO. 1 TO

AGREEMENT FOR THE PURCHASE AND SALE OF STOCK

THIS AMENDMENT NO. 1 TO AGREEMENT FOR THE PURCHASE AND SALE OF STOCK (this “Amendment”) is made and entered into this 31st day of August, 2006 by and among by and among Ever-glory International, Inc., a Florida corporation, the address of which is 100 N. Barranca Ave. #810 West Covina, California 91791 (“Ever-Glory”) and Perfect Dream Ltd, a British Virgin Islands corporation, the address of which is Akara Building, 24 De Castro Street, Wickhams Cay 1, Road Town, Tortola, British Virgin Islands (“Buyer”) on the one hand, and Ever-Glory Enterprises (HK) Ltd, a British Virgin Islands company, the address of which is Akara Building, 24 De Castro Street, Wickhams Cay 1, Road Town, Tortola, British Virgin Islands (“Seller”) and Nanjing Catch-Luck Garments Co, Ltd, a Chinese limited liability company with the address of Dongshan Town, Jiangning District, Nanjing, People Republic of China (“Catch-Luck”) on the other hand.

Capitalized terms used herein but not defined herein shall have the meaning set forth for such terms in the Technology Assignment Agreement.

RECITALS:

WHEREAS, Ever-Glory, Buyer, Seller and Catch-Luck entered into an Agreement for the Purchase and Sale of Stock, dated June 26, 2005 (the “ Stock Purchase Agreement “);

WHEREAS, Ever-Glory, Buyer, Seller and Catch-Luck desire to amend the Stock Purchase Agreement;

NOW, THEREFORE, in consideration of the foregoing and the respective representations, covenants and agreements set forth below, the parties agree as follows:

1.      Section 1.2. Section 1.2 of the Stock Purchase Agreement shall be restated in its entirety as follows:

“Section 1.2	Purchase Price. The purchase price for the Equity is as follows:

a.

An amount in Renminbi (“RMB”) equal as of the Closing to USD600,000.00, payable by Buyer (or Ever-Glory) via bank wire transfer in immediately available funds to Seller within ninety (90) days after the Closing (the “Cash Consideration”);

b.

That number of shares of the common stock of Ever-Glory, the parent of Buyer (“Buyer Shares”), having an aggregate fair market value of USD3.4 Million (the “Stock Consideration Amount”), as determined hereby, to be delivered within ninety (90) days after the Closing;

c.

After the Closing, Seller shall be entitled to receive that number of Buyer Shares having an aggregate fair market value of up to USD6.0 Million, and Ever-Glory shall issue such shares, as determined hereby:

a.

Within ninety (90) days after the end of the first full fiscal year after the Closing in which Catch-Luck generates gross revenues of at least USD19.0 million and net profit of at least USD1.5million, Ever-Glory shall issue to Seller that number of Buyer Shares having an aggregate fair market value of USD3.0 Million (the “First Earn-Out Payment”), as determined hereby;

1

b.

Within ninety (90) days after the end of the next full fiscal year after the Closing in which Catch-Luck generates gross revenues of at least USD19.0 million and net profit of at least USD1.5million, Ever-Glory shall issue to Seller that number of Buyer Shares having an aggregate fair market value of USD3.0 Million (the “Second Earn-Out Payment”), as determined hereby; and

d.

The number of shares of the Company’s common stock to be delivered to Seller as consideration for the Transaction pursuant to Sections 1.2(b) and (c) above shall be determined as of the Closing by dividing the Stock Consideration Amount, First Earn-Out Payment or Second Earn-Out Payment, as the case may be, by the fair market value per share of the Buyer Shares. Fair market value shall be the preceding 30-day average of the high bid and the low ask price for Buyer Shares as quoted on the Over-the-Counter Bulletin Board as of the Closing.”

2.      No Other Changes. All other terms of the Stock Purchase Agreement shall remain the same. Capitalized terms used herein but not defined herein shall have the meaning set forth for such terms in the Stock Purchase Agreement

3.      Complete Agreement. This Amendment together with the Stock Purchase Agreement contains a complete and exclusive statement of the agreement of the parties with respect to the subject matter hereof.

 2

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment on the day and year first above written.

BUYER:

EVER-GLORY INTERNATIONAL, INC.

By: _____________________________

Kang Yihua,
Chief Executive Officer

BUYER:

PERFECT DREAM LTD

By: _____________________________

Kang Yihua,
Chief Executive Officer

SELLER:

EVER-GLORY ENTERPRISES

(HK) LTD

By: _____________________________

Kang Yihua,
Chief Executive Officer

CATCHLUCK:

NANJING CATCH-LUCK GARMENTS CO, LTD

By: _____________________________

Wang Nengshan
General Manager

 3

APPENDIX C

EVER-GLORY INTERNATIONAL GROUP, INC.

AUDITED FINANCIAL STATEMENTS FOR THE

YEARS ENDED DECEMBER 31, 2006 (RESTATED) AND 2005

EVER-GLORY INTERNATIONAL GROUP, INC.
(PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION)
AND SUBSIDIARIES

CONTENTS
Pages

Report of Independent Registered Public Accounting Firm	F-1

Consolidated Balance Sheets as of December 31, 2006 and 2005 (Restated)	F-2

Consolidated Statements of Operations and Comprehensive Income for the years ended December 31, 2006 and 2005 (Restated)	F-3

Consolidated Statements of Stockholders’ Equity for the years ended December 31, 2006 and 2005 (Restated)	F-4

Consolidated Statements of Cash Flows for the years ended December 31, 2006 and 2005 (Restated)	F-5

Notes to the Consolidated Financial Statements as of December 31, 2006 and 2005 (Restated)	F-6 - 20

Jimmy C.H. Cheung & Co

Certified Public Accountants
(A member of Kreston International)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of:

Ever-Glory International Group, Inc.

We have audited the accompanying consolidated balance sheets of Ever-Glory International Group, Inc. and subsidiaries as of December 31, 2006 (restated) and 2005 and the related consolidated statements of operations, stockholders’ equity and cash flows for the years ended December 31, 2006 (restated) and 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits of the financial statements provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ever-Glory International Group, Inc. and subsidiaries as of December 31, 2006 (restated) and 2005 and the results of its operations and its cash flows for the years ended December 31, 2006 (restated) and 2005, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2, the accompanying consolidated financial statements for the year ended December 31, 2006 have been restated.

JIMMY C.H. CHEUNG & CO

Certified Public Accountants

Hong Kong

Date: February 12, 2007 except for Note 2, to which the date is July 4, 2007.

1607 Dominion Centre, 43 Queen’s Road East, Wanchai, Hong Kong Tel: (852) 25295500 Fax: (852) 28651067 Email: jchc@krestoninternational.com.hk Website: http://www.jimmycheungco.com

EVER-GLORY INTERNATIONAL GROUP, INC. (PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION) AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2006 (RESTATED) AND 2005
ASSETS
	2006	2005
	Restated
CURRENT ASSETS
Cash and cash equivalents	$660,096	$1,467,245
Accounts receivable, net of allowances	6,225,936	236,289
Accounts receivable - related companies	2,516,767	-
Inventories, net	746,817	396,207
Income tax recoverable	-	59,021
Other receivables and prepaid expenses	83,923	20,955
Total Current Assets	10,233,539	2,179,717

LAND USE RIGHT, NET	2,521,109	-
PROPERTY AND EQUIPMENT, NET	12,158,912	5,855,562
TOTAL ASSETS	$24,913,560	$8,035,279

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$897,609	$84,300
Accounts payable - related companies	1,408,504	486,475
Due to related parties	2,621,130	-
Other payables and accrued liabilities	3,305,778	1,054,942
Value added tax	202,243	49,276
Income tax payable and other taxes payable	61,536	-
Notes payable	4,482,180	611,247
Total Current Liabilities	12,978,980	2,286,240

COMMITMENTS AND CONTINGENCIES	-	-

LONG-TERM LIABILITIES
Due to a related company	4,238,526	-
TOTAL LIABILITIES	17,217,506	2,286,240
STOCKHOLDERS' EQUITY
Preferred stock ($.0001 par value, authorized 5,000,000 shares,
Nil shares issued and outstanding)	-	-
Series A Convertible Preferred Stock ($.0001 par value,
authorized 10,000 shares, 7,883 shares issued and
outstanding as of December 31, 2006 and 2005)	1	1
Common stock ($.0001 par value, authorized 100,000,000 shares, issued and outstanding 19,971,758 shares as of
December 31, 2006 and 2005	1,997	1,997
Common stock to be issued for acquisition (20,833,333 shares)	2,083	-
Additional paid-in capital	161,666	1,263,749
Retained earnings
Unappropriated	4,495,408	2,437,823
Appropriated	2,425,711	2,012,041
Accumulated other comprehensive income	609,188	33,428
Total Stockholders' Equity	7,696,054	5,749,039
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$24,913,560	$8,035,279

EVER-GLORY INTERNATIONAL GROUP, INC.

(PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION)

  AND SUBSIDIARIES

 CONSOLIDATED STATEMENTS OF OPERATIONS AND

  COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31, 2006 (RESTATED) AND 2005

	2006	2005
	Restated
NET SALES
To related parties	$201,195	$713,580
To third parties	31,773,795	10,100,381
Total net sales	31,974,990	10,813,961

COST OF SALES
From related parties	(4,690,678)	(2,246,856)
From third parties	(21,672,345)	(6,465,709)
Total cost of sales	(26,363,023)	(8,712,565)

GROSS PROFIT	5,611,967	2,101,396

OPERATING EXPENSES
Stock issued for services	-	42,045
Export quota charges	153,997	-
Selling expenses	516,719	85,108
General and administrative expenses	982,280	597,727
Salaries and allowances	851,947	213,825
Loss on disposal of fixed assets	5,233	2,065
Depreciation and amortization	69,261	28,893
Total Operating Expenses	2,579,437	969,663

INCOME FROM OPERATIONS	3,032,530	1,131,733

OTHER INCOME (EXPENSES)
Interest income	5,924	131,610
Interest expenses	(285,876)	(74,284)
Other income from a related company	18,811	18,337
Other income	12,169	64
Other expenses	(293)	(2,240)
Total Other Income (Expenses)	(249,265)	73,487

INCOME BEFORE INCOME TAX EXPENSE	2,783,265	1,205,220

INCOME TAX EXPENSE	(312,010)	(161,680)

NET INCOME	2,471,255	1,043,540

OTHER COMPREHENSIVE INCOME
Foreign currency translation gain	575,760	5,621

COMPREHENSIVE INCOME	$3,047,015	$1,049,161

Net income per share - basic	$0.06	$0.02

Net income per share - diluted	$0.02	$0.01

Weighted average number of shares outstanding during the year - basic	40,805,091	55,224,701

Weighted average number of shares outstanding during the year - diluted	100,720,079	115,139,689

The accompanying notes are an integral part of these consolidated financial statements

  EVER-GLORY INTERNATIONAL GROUP, INC.

  (PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION)

  AND SUBSIDIARIES

  CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

  FOR THE YEARS ENDED DECEMBER 31, 2006 (RESTATED) AND 2005

			Series A Convertible				Common stock	Additional	Unappropriated	Appropriated	Accumulated other
	Preferred Stock		Preferred Stock		Common Stock		to be issued	paid-in	retained	retained	comprehensive
	Shares	Amount	Shares	Amount	Shares	Amount	for acquisition	capital	earnings	earnings	income	Total
Balance at December 31, 2004	-	-	-	-	58,317,270	5,832	-	1,217,870	1,599,034	1,807,290	27,807	4,657,833
Stock issued in reverse merger	-	-	-	-	19,971,758	1,997	-	(1,997)	-	-	-	-
Stock issued for services	-	-	-	-	1,597,718	160	-	41,885	-	-	-	42,045
Stock exchanged for series A
Convertible Preferred Stock	-	-	7,883	1	(59,914,988)	(5,992)	-	5,991	-	-	-	-
Net income for the year	-	-	-	-	-	-	-	-	1,043,540	-	-	1,043,540
Other comprehensive income	-	-	-	-	-	-	-	-	-	-	5,621	5,621
Transfer to statutory and staff
welfare reserves	-	-	-	-		-	-	-	(204,751)	204,751	-	-
Balance at December 31, 2005	-	-	7,883	1	19,971,758	1,997	-	1,263,749	2,437,823	2,012,041	33,428	5,749,039
Capital contribution from a stockholder	-	-	-	-	-	-	-	900,000	-	-	-	900,000
Stock to be issued for merger of New-Tailun	-	-	-	-	20,833,333	-	2,083	(2,083)	-	-	-	-
Distribution to a stockholder for
merger of New-Tailun	-	-	-	-	-	-	-	(2,000,000)	-	-	-	(2,000,000)
Net income for the year	-		-	-	-	-	-	-	2,471,255	-	-	2,471,255
Other comprehensive income	-	-	-	-	-	-	-	-	-	-	575,760	575,760
Transfer to statutory and staff
welfare reserves	-	-	-	-	-	-	-	-	(413,670)	413,670	-	-
Balance at December 31, 2006 (Restated)	-	$-	7,883	$1	40,805,091	$1,997	$2,083	$161,666	$4,495,408	$2,425,711	$609,188	$7,696,054

The accompanying notes are an integral part of these financial statements

F-4

EVER-GLORY INTERNATIONAL GROUP, INC. (PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION) AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED DECEMBER 31, 2006 (RESTATED) AND 2005

	2006	2005
	(Restated)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$2,471,255	$1,043,540
Adjusted to reconcile net income to cash provided
by operating activities:
Stock issued for services	-	42,045
Depreciation and amortization - cost of sales	274,096	134,013
Depreciation and amortization	69,261	28,893
Loss on disposal of fixed assets	5,233	2,065
Changes in operating assets and liabilities
(Increase) decrease in:
Accounts receivable	(5,989,647)	(55,676)
Accounts receivable - related companies	(2,516,767)	130,784
Due from a related party	-	2,535,500
Other receivables and prepaid expenses	(62,968)	122,460
Inventories	(350,610)	398,205
Increase (decrease) in:
Accounts payable	813,309	(238,025)
Accounts payable - related companies	922,029	(1,094,394)
Other payables and accrued liabilities	2,250,836	321,341
Value add tax payables	152,967	(17,241)
Income tax and other tax payables	120,557	(143,841)
Net cash (used in) provided by operating activities	(1,840,449)	3,209,669

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of land use right	(205,693)	-
Purchase of property and equipment	(8,680,820)	(2,519,904)
Net cash used in investing activities	(8,886,513)	(2,519,904)

CASH FLOWS FROM FINANCING ACTIVITIES
Contribution by stockholder	900,000	-
Due to related parties	4,859,656	-
Repayment of note payable	(611,247)	-
Proceeds from notes payable	4,482,180	611,247
Net cash provided by financing activities	9,630,589	611,247

EFFECT OF EXCHANGE RATE ON CASH	289,224	5,621

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(807,149)	1,306,633

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	1,467,245	160,612

CASH AND CASH EQUIVALENTS AT END OF YEAR	$660,096	$1,467,245

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during the year for:
Interest expenses	$50,017	$12,594

Cash paid during the year for:
Income taxes	$357,280	$306,434

The accompanying notes are an integral part of these financial statements F-5

EVER-GLORY INTERNATIONAL GROUP, INC.

(PREVIOUSLY ANDEAN DEVELOPMENT CORPORATION)

AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2006 (RESTATED) AND 2005

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

(A)   Organization

Ever-Glory International Group, Inc. (“EGLY”) was incorporated in Florida on October 19, 1994.

Perfect Dream Limited (“Perfect Dream”) was incorporated in the British Virgin Islands on July 1, 2004. Goldenway Nanjing Garments Company Limited (“Goldenway”), a People’s Republic of China (“PRC”) wholly foreign-owned enterprise was incorporated on December 31, 1993. Goldenway is principally engaged in the manufacturing and sale of garments.

During 2004, Perfect Dream acquired 100% of Goldenway for a cash in the amount of $1,338,404. The transaction was accounted for as a reorganization of entities under common control as the companies were beneficially owned by principally identical stockholders and shared common management.

On July 29, 2005, EGLY entered into an Agreement and Plan of Reorganization with the stockholders of Perfect Dream whereby the stockholders of Perfect Dream exchanged 100% of their shares of Perfect Dream for 7,673,325 shares of restricted common stock of EGLY.

On completion of the reorganization, the merger of EGLY and Perfect Dream was treated for accounting purposes as a capital transaction and recapitalization by Perfect Dream (“the accounting acquirer”) and reorganization by EGLY (“the accounting acquiree”). The financial statements have been prepared as if the reorganization had occurred retroactively.

Accordingly, the financial statements include the following:

(1)	The balance sheet consists of the net assets of the acquirer at historical cost and the net assets of the acquiree at historical cost.

(2)	The statement of operations includes the operations of the acquirer for the periods presented and the operations of the acquiree from the date of the merger.

On November 17, 2005, EGLY filed an Amendment to its Articles of Incorporation to change its name to Ever-Glory International Group, Inc.

On November 9, 2006, Perfect Dream entered into a purchase agreement with Ever-Glory Enterprises (HK) Limited (“Ever-Glory Hong Kong”) whereby Ever-Glory Hong Kong sold 100% interest of Nanjing New-Tailun Garments Company Limited (“New-Tailun”) to Perfect Dream (the “New-Tailun transaction”). Pursuant to the terms of the purchases agreement, Perfect Dream will pay to Ever-Glory Hong Kong an amount of $2,000,000 in cash and issue 20,833,333 shares of the EGLY’s restricted common stock having a value of $10,000,000, such value of shares were based on the preceding 30-day average of high bid and the low ask price for the EGLY’s common stock on the date of the transfer within 90 days of the closing of the New-Tailun transaction. The New-Tailun transaction closed on December 30, 2006.

New-Tailun is a wholly foreign-owned enterprise incorporated in PRC on March 27, 2006 with its principal place of business in Nanjing, PRC and is principally engaged in the manufacturing and sale of garments.

EGLY, Perfect Dream, Goldenway and New-Tailun are hereinafter referred to as (“the Company”).

EVER-GLORY INTERNATIONAL GROUP, INC.

AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2006 (RESTATED) AND 2005

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

(B)	Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(C)	Principles of consolidation

The accompanying 2006 and 2005 consolidated financial statements include the accounts of EGLY and its 100% owned subsidiaries Perfect Dream, Goldenway and New-Tailun.

All significant inter-company transactions and balances have been eliminated in consolidation.

(D)	Cash and cash equivalents

For purpose of the statements of cash flows, cash and cash equivalents include cash on hand and demand deposits with a bank with maturities of less than three months.

(E)	Accounts receivable

The Company extends unsecured credit to its customers in the ordinary course of business but mitigates the associated risks by performing credit checks and actively pursuing past due accounts. An allowance for doubtful accounts is established and recorded based on managements’ assessment of the credit history with the customer and current relationships with them.

As of December 31, 2006 and 2005, the Company considers all its accounts receivable to be collectable and no provision for doubtful accounts has been made in the financial statements.

(F)	Inventories

Inventories are stated at lower of cost or market value, cost being determined on a specific identification method. The Company provided inventory allowances based on excess and obsolete inventories determined principally by customer demand.

(G)	Long-lived assets

The Company accounts for long-lived assets under the Statements of Financial Accounting Standards Nos. 142 and 144 “Accounting for Goodwill and Other Intangible Assets” and “Accounting for Impairment or Disposal of Long-Lived Assets” (“SFAS No. 142 and 144”). In accordance with SFAS No. 142 and 144, long-lived assets, goodwill and certain identifiable intangible assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. For purposes of evaluating the recoverability of long-lived assets, when undiscounted future cash flows will not be sufficient to recover an asset’s carrying amount, the asset is written down to its fair value.

(H)	Property and equipment

Property and equipment are stated at cost, less accumulated depreciation. Expenditures for additions, major renewals and betterments are capitalized and expenditures for maintenance and repairs are charged to expense as incurred.

Depreciation is provided on a straight-line basis, less an estimated residual value over the assets’ estimated useful lives. The estimated useful lives are as follows:

Factory buildings	15-20 Years
Leasehold improvements	10 Years
Plant and machinery	10 Years
Furniture and fixtures	5 Years
Office equipment	5 Years
Motor vehicles	5 Years

EVER-GLORY INTERNATIONAL GROUP, INC.

AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2006 (RESTATED) AND 2005

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

(I)	Fair value of financial instruments

Statement of Financial Accounting Standards No. 107, “Disclosure About Fair Value of Financial Instruments,” requires certain disclosures regarding the fair value of financial instruments. Trade accounts receivable, accounts payable, and accrued liabilities are reflected in the financial statements at fair value because of the short-term maturity of the instruments. As these estimates are subjective in nature, involving uncertainties and matters of significant judgment, they cannot be determined with precision. Changes in assumptions can significantly affect estimated fair values.

The carrying value of cash and cash equivalents, accounts receivable (trade and others), accounts payable (trade and related party) and accrued liabilities approximate their fair value because of the short-term nature of these instruments. The Company places its cash and cash equivalents with what it believes to be high credit quality financial institutions. The Company has a diversified customer base, most of which are in Europe, Japan, the United States and the PRC. The Company controls credit risk related to accounts receivable through credit approvals, credit limit and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

(J)	Revenue and cost recognition

The Company recognizes revenue upon delivery for local sales and upon shipment of the products for export sales, at which time title passes to the customer provided that: there are no uncertainties regarding customer acceptance; persuasive evidence of an arrangement exists; the sales price is fixed and determinable; and collectibility is deemed probable.

Local transportation and unloading charges and product inspection charges are included in selling expenses.

Cost of goods sold includes the appropriate materials purchasing, receiving and inspection costs, inbound freight where applicable, direct labor cost and manufacturing overheads consistent with the revenue earned.

(K)	Income taxes

The Company accounts for income taxes under the Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes” (“Statement 109”). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date.

PRC income tax is computed according to the relevant laws and regulations in the PRC. According to the relevant laws and regulations in the PRC, enterprises with foreign investment in the PRC are entitled to full exemption from income tax for two years beginning from the first year the enterprise became profitable and had accumulated profits, and a 50% income tax reduction for the subsequent three years calculated in accordance with PRC GAAP.

Goldenway is entitled to a reduction of 50% of any income tax rate for achieving export sales in excess of 70% of its total sales since 2005.

New-Tailun was approved as a wholly foreign-owned enterprise in 2006 and is entitled to the income tax exemptions for 2006 and 2007.

EVER-GLORY INTERNATIONAL GROUP, INC.

AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2006 (RESTATED) AND 2005

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

(L)	Foreign currency transactions

EGLY, Perfect Dream, Goldenway and New-Tailun maintain their accounting records in their functional currencies of US$, US$, RMB and RMB respectively.

Foreign currency transactions during the year are translated to the functional currency at the approximate rates of exchange on the dates of transactions. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the approximate rates of exchange at that date. No-monetary assets and liabilities are translated at the rates of exchange prevailing at the time the asset or liability was acquired. Exchange gains or losses are recorded in the statement of operations.

(M)	Foreign currency translation

The financial statements of Goldenway and New-Tailun (whose functional currency is the RMB) are translated into US$ using the closing rate method. The balance sheet items are translated into US$ using the exchange rates at the respective balance sheet dates. The capital and various reserves are translated at historical exchange rates prevailing at the time of the transactions while income and expenses items are translated at the average exchange rate for the year. All exchange differences are recorded within equity. Translation gain for the years ended December 31, 2006 and 2005 were $575,760 and $5,621 respectively.

(N)	Comprehensive income

The foreign currency translation gain or loss resulting from translation of the financial statements expressed in RMB to United States Dollars is reported as other comprehensive income in the statements of operations and stockholders’ equity. Comprehensive income for the years ended December 31, 2006 and 2005 were $575,760 and $5,621 respectively.

(O)	Income per share

Basic income per share is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted income per share is computed similar to basic income per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.

(P)	Segments

The Company adopted Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information (“SFAS 131”). SFAS establishes standards for operating information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision making group, in making decisions how to allocate resources and assess performance. The information disclosed herein, materially represents all of the financial information related to the Company’s principal operating segments. The Company operates in a single segment.

(Q)	Recent accounting pronouncements

Effective January 1, 2006, we adopted the SEC issued Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when quantifying Misstatements in Current Year Financial Statements” (“SAB 108”). SAB 108 requires companies to evaluate the materiality of identified unadjusted errors on each financial statement and related financial statement disclosure using both the rollover approach and the iron curtain approach. The rollover approach quantifies misstatements based on the effects of correcting the misstatement existing in the balance sheet at the end of the current year, irrespective of the misstatement’s year(s) of origin. Financial statements would require adjustment when either approach results in quantifying a misstatement that is material. Correcting prior year financial statements for immaterial errors would not require previously filed reports to be amended. The adoption of SAB 108 did not have a material impact on the Company’s consolidated financial statements.

EVER-GLORY INTERNATIONAL GROUP, INC.

AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2006 (RESTATED) AND 2005

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

(Q)	Recent accounting pronouncements

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments” (SFAS 155”), which amends SFAS No. 133, “Accounting for Derivatives Instruments and Hedging Activities” (“SFAS 133”) and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities” (SFAS 140”). SFAS 155 amends SFAS 133 to narrow the scope exception for interest-only and principal-only strips on debt instruments to include only such strips representing rights to receive a specified portion of the contractual interest or principle cash flows. SFAS 155 also amends SFAS 140 to allow qualifying special-purpose entities to hold a passive derivative financial instrument pertaining to beneficial interests that itself is a derivative instruments. The Company is currently evaluating the impact this new Standard, but believes that it will not have a material impact on the Company’s financial position.

In March 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets—an amendment to FASB Statement No. 140 (“SFAS 156”). SFAS 156 requires that all separately recognized servicing rights be initially measured at fair value, if practicable. In addition, this statement permits an entity to choose between two measurement methods (amortization method or fair value measurement method) for each class of separately recognized servicing assets and liabilities. This new accounting standard is effective January 1, 2007. We do not expect the adoption of SFAS 156 to have a material impact on the Company’s results of operations or financial condition.

In July 2006, the FASB issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement 109 (“FIN 48”), which clarifies the accounting for uncertainty in tax positions. This Interpretation provides that the tax effects from an uncertain tax position can be recognized in the Company’s financial statements, only if the position is more likely than not of being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 are effective as of the beginning of fiscal 2007, with the cumulative effect of the change in accounting principle recorded as an adjustment to opening retained earnings. The Company is currently evaluating the impact this new Standard, but believes that it will not have a material impact on the Company’s financial position.

In September 2006, FASB issued Statement 157, Fair Value Measurements. This statement defines fair value and establishes a framework for measuring fair value in generally accepted accounting principles (GAAP). More precisely, this statement sets forth a standard definition of fair value as it applies to assets or liabilities, the principal market (or most advantageous market) for determining fair value (price), the market participants, inputs and the application of the derived fair value to those assets and liabilities. The effective date of this pronouncement is for all full fiscal and interim periods beginning after November 15, 2007. The Company is currently evaluating the impact this new Standard, but believes that it will not have a material impact on the Company’s financial position.

In September 2006, FASB issued Statement 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, which amend FASB Statements No. 87, 88, 106 and 132(R). This statement requires employers to recognize the over funded or under funded status of a defined benefit postretirement plan as an asset or liability in its financial statements and to recognize changes in that funded status in the year in which the changes occur. The effective date for the Company would be for any full fiscal years ending after December 15, 2006. The Company is currently evaluating the impact this new Standard, but believes that it will not have a material impact on the Company’s financial position.

EVER-GLORY INTERNATIONAL GROUP, INC.

AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2006 (RESTATED) AND 2005

2.    RESTATEMENT OF FINANCIAL STATEMENTS

The acquisition by the Company of New-Tailun from Ever-Glory Hong Kong as originally reported was recorded at the fair value of the assets acquired. However, as a result of discussions with the Staff of the Securities and Exchange Commission, the Company determined that the acquisition of New-Tailun should have been accounted for as a merger of entities under common control in accordance with paragraph 11 of SFAS 141. Accordingly, the assets and liabilities of New-Tailun should have been recorded at their carrying amounts, not their fair values and the consolidated financial statements of the Company should have been prepared as if the acquisition had occurred retroactively. The Company has therefore restated the accounting for its acquisition of New-Tailun in its Consolidated Balance Sheet, Consolidated Statement of Operations, Consolidated Statement of Stockholders’ Equity and Consolidated Statement of Cash Flows for the year ended December 31, 2006.

A summary of significant effects of the restatement is as follows:

CONSOLIDATED BALANCE SHEETS	As of December 31, 2006
				Previously
	Restated		Adjustments	Reported

CURRENT ASSETS
Cash and cash equivalents	$660,096	$		$660,096
Accounts receivable, net of allowances	6,225,936			6,225,936
Accounts receivable - related companies	2,516,767			2,516,767
Inventories, net	746,817			746,817
Other receivables and prepaid expenses	83,923			83,923
Total Current Assets	10,233,539			10,233,539

GOODWILL, NET	-		(10,079,156)	10,079,156
LAND USE RIGHT, NET	2,521,109			2,521,109
PROPERTY AND EQUIPMENT, NET	12,158,912			12,158,912
TOTAL ASSETS	$24,913,560	$		$34,992,716

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$897,609	$		$897,609
Accounts payable - related companies	1,408,504			1,408,504
Due to related parties	2,621,130			2,621,130
Other payables and accrued liabilities	3,305,778			3,305,778
Value added tax	202,243			202,243
Income tax payable and other taxes payable	61,536			61,536
Notes payable	4,482,180			4,482,180
Total Current Liabilities	12,978,980			12,978,980

COMMITMENTS AND CONTINGENCIES	-			-

LONG-TERM LIABILITIES
Due to a related company	4,238,526			4,238,526
TOTAL LIABILITIES	17,217,506			17,217,506

STOCKHOLDERS' EQUITY
Preferred stock ($.0001 par value, authorized 5,000,000 shares,
Nil shares issued and outstanding)	-			-
Series A Convertible Preferred Stock ($.0001 par value,
authorized 10,000 shares, 7,883 shares issued and
outstanding as of December 31, 2006)	1			1
Common stock ($.0001 par value, authorized 100,000,000 shares, issued and outstanding 19,971,758 shares as of
December 31, 2006)	1,997			1,997
Common stock to be issued for acquisition (20,833,333 shares)	2,083			2,083
Additional paid-in capital	161,666		11,100,000	11,261,666
Retained earnings
Unappropriated	4,495,408		(782,264)	3,713,144
Appropriated	2,425,711		(195,566)	2,230,145
Accumulated other comprehensive income	609,188		(43,014)	566,174
Total Stockholders' Equity	7,696,054			17,775,210

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$24,913,560	$		$34,992,716

EVER-GLORY INTERNATIONAL GROUP, INC.

AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2006 (RESTATED) AND 2005

2.  RESTATEMENT OF FINANCIAL STATEMENTS (CONTINUED)

CONSOLIDATED STATEMENTS OF OPERATIONS	For the year ended
	December 31, 2006
				Previously
	Restated		Adjustments	Reported

NET SALES
To related parties	$201,195		$(114,523)	$86,672
To third parties	31,773,795		(9,528,099)	22,245,696
Total net sales	31,974,990			22,332,368

COST OF SALES
From related parties	(4,690,678)		1,898,124	(2,792,554)
From third parties	(21,672,345)		6,221,522	(15,450,823)
Total cost of sales	(26,363,023)			(18,243,377)

GROSS PROFIT	5,611,967			4,088,991

OPERATING EXPENSES
Export quota charges	153,997			153,997
Selling expenses	516,719		65,887	450,832
General and administrative expenses	982,280		93,833	888,447
Salaries and allowances	851,947		375,876	476,071
Loss on disposal of fixed assets	5,233			5,233
Depreciation and amortization	69,261		16,010	53,251
Total Operating Expenses	2,579,437			2,027,831

INCOME FROM OPERATIONS	3,032,530			2,061,160

OTHER INCOME (EXPENSES)
Interest income	5,924		(404)	5,520
Interest expenses	(285,876)			(285,876)
Other income from a related company	18,811			18,811
Other income	12,169		(6,056)	6,113
Other expenses	(293)			(293)
Total Other Expenses	(249,265)			(255,725)

INCOME BEFORE INCOME TAX EXPENSE	2,783,265			1,805,435

INCOME TAX EXPENSE	(312,010)			(312,010)

NET INCOME	2,471,255			1,493,425

OTHER COMPREHENSIVE INCOME
Foreign currency translation gain	575,760		(43,014)	532,746

COMPREHENSIVE INCOME	$3,047,015	$		$2,026,171

Net income per share - basic	$0.06	$		$0.07

Net income per share - diluted	$0.02	$		$0.02

Weighted average number of shares outstanding during
the year - basic	40,805,091		20,776,255	20,028,836

Weighted average number of shares outstanding during
the year - diluted	100,720,079		20,776,255	79,943,824

EVER-GLORY INTERNATIONAL GROUP, INC.

AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2006 (RESTATED) AND 2005

2.  RESTATEMENT OF FINANCIAL STATEMENTS (CONTINUED)

CONSOLIDATED STATEMENTS OF CASH FLOWS	For the year ended
	December 31, 2006
				Previously
	Restated		Adjustments	Reported

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$2,471,255		$977,830	$1,493,425
Adjusted to reconcile net income to cash provided
by operating activities:
Depreciation and amortization - cost of sales	274,096		39,613	234,483
Depreciation and amortization	69,261		16,010	53,251
Loss on disposal of fixed assets	5,233			5,233
Changes in operating assets and liabilities
(Increase) decrease in:
Accounts receivable	(5,989,647)		(2,705,602)	(3,284,045)
Accounts receivable - related companies	(2,516,767)			(2,516,767)
Other receivables and prepaid expenses	(62,968)		(12,658)	(50,310)
Inventories	(350,610)		(618,178)	268,018
Increase (decrease) in:
Accounts payable	813,309		335,492	477,817
Accounts payable - related companies	922,029		1,268,536	(346,507)
Other payables and accrued liabilities	2,250,836		32,529	2,218,307
Value add tax payables	152,967		159,814	(6,847)
Income tax and other tax payables	120,557		414	120,143
Net cash used in operating activities	(1,840,449)			(1,333,799)

CASH FLOWS FROM INVESTING ACTIVITIES
Net cash inflow from business combination	-		(39,280)	39,280
Purchase of land use right	(205,693)			(205,693)
Purchase of property and equipment	(8,680,820)		(398,262)	(8,282,558)
Net cash used in investing activities	(8,886,513)			(8,448,971)

CASH FLOWS FROM FINANCING ACTIVITIES
Contribution by stockholder	900,000		900,000	-
Due to related parties	4,859,656			4,859,656
Repayment of note payable	(611,247)			(611,247)
Proceeds from notes payable	4,482,180			4,482,180
Net cash provided by financing activities	9,630,589			8,730,589

EFFECT OF EXCHANGE RATE ON CASH	289,224		44,192	245,032

NET DECREASE IN CASH AND CASH EQUIVALENTS	(807,149)			(807,149)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	1,467,245			1,467,245

CASH AND CASH EQUIVALENTS AT END OF YEAR	$660,096	$		$660,096

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during the year for:
Interest expenses	$50,017	$		$50,017

Cash paid during the year for:
Income taxes	$357,280	$		$357,280

EVER-GLORY INTERNATIONAL GROUP, INC.

AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2006 (RESTATED) AND 2005

3.     BUSINESS COMBINATIONS BETWEEN ENTITIES UNDER COMMON CONTROL

The Company entered into a purchase agreement on November 9, 2006 with Ever-Glory Hong Kong to acquire 100% of the interests in New-Tailun. Pursuant to the terms of the purchase agreement, in consideration for the acquisition of New-Tailun, the Company is obligated to pay Ever-Glory Hong Kong $2,000,000 in cash and 20,833,333 shares of the Company’s restricted common stock having a value of $10,000,000, based on the average of the high bid and the low ask prices for the Company’s common stock for a 30 day consecutive period within 90 days of the closing of transaction. The New-Tailun transaction closed on December 30, 2006.

This transaction was accounted for as a merger of entities under common control. Accordingly, the operations of New-Tailun for the period from March 27, 2006 (inception) to December 31, 2006 were included in the Company’s consolidated financial statements as if the transaction had occurred at the beginning of the first period presented, with each account stated at its historical cost.

4.    ACCOUNTS RECEIVABLE

Accounts receivable at December 31, 2006 and 2005 consisted of the following:

	2006	2005

Accounts receivable	$6,225,936	236,289
Less: allowance for doubtful accounts	-	-
Accounts receivable, net of allowance	$6,225,936	$236,289

As of December 31, 2006 and 2005, the Company considered all accounts receivable collectable and has not recorded a provision for doubtful accounts.

5.   INVENTORIES

Inventories at December 31, 2006 and 2005 consisted of the following:

	2006	2005

Raw materials	$194,728	$90,828
Work-in-progress	414,564	305,379
Finished goods	137,525	-
	746,817	396,207
Less: provision of obsolescence	-	-
Inventories, net	$746,817	$396,207

For the years ended December 31, 2006 and 2005, no provision for obsolete inventories was recorded by the Company.

6.   LAND USE RIGHTS

Land use rights at December 31, 2006 and 2005 consisted of the following:

	2006	2005

Land use rights	$2,550,869	$-
Less: accumulated amortization	29,760	-
Land use rights, net	$2,521,109	$-

Amortization expenses for the year ended December 31, 2006 was $29,143.

EVER-GLORY INTERNATIONAL GROUP, INC.

AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2006 (RESTATED) AND 2005

7.   PROPERTY AND EQUIPMENT

The following is a summary of property and equipment at December 31:

	2006	2005

Factory buildings	$3,695,637	$637,689
Plant and machinery	1,931,710	1,356,135
Office equipment	161,955	82,618
Motor vehicles	134,898	115,269
Furniture and fixtures	226	213
Leasehold improvements	110,291	104,164
Construction in progress	7,392,010	4,496,925
	13,426,727	6,793,013
Less: accumulated depreciation	1,267,815	937,451
Property and equipment, net	$12,158,912	$5,855,562

Construction in progress represents a deposit paid for factory land and buildings and subsequent construction costs capitalized on new factory buildings under construction. Construction in progress is stated at cost less any impairment losses, and is not depreciated. Construction in progress is reclassified to the appropriate category of long-term assets when completed and ready for use. Management is of the opinion that no impairment loss is considered necessary at the year-end.

Depreciation expenses for the years ended December 31, 2006 and 2005 were $314,214 and $162,906, respectively. During 2006 and 2005 the Company recognized a loss on disposal of property and equipment of $5,233 and $2,065 respectively.

8.   DUE TO RELATED PARTIES

Due to related parties at December 31, 2006 and 2005 consist of the following:

	2006	2005

Due to a company owned by a stockholder	$613,542	$-
Due to a stockholder	7,588	-
Due to a company owned by a stockholder for merger	2,000,000	-
	$2,621,130	$-

9.  OTHER PAYABLES AND ACCRUED LIABILITIES

Other payables and accrued liabilities at December 31, 2006 and 2005 consist of the following:

	2006	2005

Other payables	$41,515	$87,110
Accrued interest expenses	-	61,690
Accrued professional fees	148,115	151,699
Accrued building construction costs	2,927,498	-
Accrued wages	-	156,723
Welfare payable	188,650	597,720
	$3,305,778	$1,054,942

EVER-GLORY INTERNATIONAL GROUP, INC.

AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2006 (RESTATED) AND 2005

10. NOTES PAYABLE

Balance at December 31, 2006 and 2005:

	2006	2005

Note payable to a bank, interest rate of 0.5115% per month,	$-	$611,247
guaranteed by a related company, due August 23, 2006
Note payable to a bank, interest rate of 0.4875% per month,	1,920,936
collateralized by buildings of the Company, due April 18, 2007
Note payable to a bank, interest rate of 0.4875% per month,	640,311
collateralized by buildings of the Company, due May 20, 2007
Note payable to a bank, interest rate of 0.4875% per month,	640,311
collateralized by buildings of the Company, due June 20, 2007
Note payable to a bank, interest rate of 0.4875% per month,	640,311
collateralized by buildings of the Company, due June 14, 2007
Note payable to a bank, interest rate of 0.4875% per month,	640,311
collateralized by buildings of the Company, due June 26, 2007
	4,482,180	611,247
Less: current maturities	(4,482,180)	(611,247)
	$-	$-

Maturities are as follows:
For the year ending December 31,
2007	$4,482,180

Interest paid in 2006 and 2005 was $50,017 and $12,506 respectively.

11. INCOME TAX

a	EGLY was incorporated in the United States and has incurred net operating losses for income tax purposes for 2006 and 2005.

Perfect Dream was incorporated in the British Virgin Islands and under the current laws of the British Virgin Islands, is not subject to tax on income or on capital.

Goldenway was incorporated in the PRC and is subject to PRC income tax which is computed according to the relevant laws and regulations in the PRC. The applicable tax rate has been 24%. In 2005, Goldenway is entitled to a refund of 50% of any income taxes paid for achieving export sales in excess of 70% of the total sales in a calendar year. In 2006, Goldenway was subject to an applicable tax rate of 12%.

New-Tailun was incorporated in the PRC and is subject to PRC income tax which is computed according to the relevant laws and regulations in the PRC. According to the relevant laws and regulations in the PRC, enterprises with foreign investment in the PRC are entitled to full exemption from income tax for two years beginning from the first year the enterprises become profitable and has accumulated profits and a 50% income tax reduction for the subsequent three years. New-Tailun was approved as a wholly foreign-owned enterprise in 2006 and is entitled to the income tax exemptions in 2006 and 2007. In 2006, no income tax was recorded as New-Tailun is entitled to full exemption from income tax.

The income tax expenses for 2006 and 2005 are summarized as follows:

PRC Income Tax	2006	2005
Current	$312,010	$323,360
Less: Amount to be refunded	-	161,680
	$312,010	$161,680

EVER-GLORY INTERNATIONAL GROUP, INC.

AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2006 (RESTATED) AND 2005

11.	INCOME TAX (CONTINUED)

b

The Company’s deferred tax assets at December 31, 2006 and 2005 consists of net operating loss carry forwards calculated using statutory effective tax rates. Due to its history of losses, the Company determined that realization of its net deferred tax asset is currently judged to be unlikely rather than not. Consequently, the Company has provided a valuation allowance covering 100% of its net deferred tax assets.

As at December 31, 2006, the Company had net operating loss carry forwards of approximately $63,744 for U.S. income tax purposes available for offset against future taxable U.S. income, which expire in 2025. The net change in the valuation allowance for 2006 was $26,772.

c	The reconciliation of income taxes computed at the statutory income tax rates to total income taxes for the years ended December 31, 2006 and 2005 is as follows:

	2006	2005
EGLY
Income tax computed at the federal statutory rate	34%	34%
State income taxes, net of federal tax benefit	8%	8%
Valuation allowance	(42%)	(42%)

Total deferred tax asset	0%	0%

12. NET INCOME PER SHARE

The following is net income per share information at December 31:

	2006	2005
Net income	$2,471,255	$1,043,540
Basic weighted-average common stock outstanding	40,805,091	55,224,701
Effect of dilutive securities
Series A Convertible Perferred Stock	59,914,988	59,914,988
Diluted weighted-average common stock outstanding	100,720,079	115,139,689
Net income per share - basic	$0.06	$0.02
Net income per share - diluted	$0.02	$0.01

13. STOCKHOLDERS’ EQUITY

Appropriated retained earnings

The Company’s PRC subsidiaries are required to make appropriations to reserve funds, comprising the statutory surplus reserve, statutory public welfare fund and discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the People’s Republic of China (the “PRC GAAP”). Appropriation to the statutory surplus reserve should be at least 10% of the after tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entities’ registered capital. Appropriations to the statutory public welfare fund are at 10% of the after tax net income determined in accordance with PRC GAAP. The statutory public welfare fund is established for the purpose of providing employee facilities and other collective benefits to the employees and is non-distributable other than in liquidation. Appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors. Effective January 1, 2006, the Company is only required to contribute to one statutory reserve fund at 10% of net income after tax per annum, such contributions not to exceed 50% of the respective companies’ registered capital.

During 2006 and 2005, the Company appropriated $413,670 and $204,751, respectively, to the statutory surplus reserve and statutory public welfare funds based on its net income under PRC GAAP.

EVER-GLORY INTERNATIONAL GROUP, INC.

AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2006 (RESTATED) AND 2005

14.   RELATED PARTY TRANSACTIONS

During 2006 and 2005, the Company sub-contracted certain manufacturing work valued at $4,663,553 and $2,246,856 respectively to six related companies which are controlled by a shareholder and director of the Company. The Company provided raw materials to the sub-contractors who charged the Company a fixed labor charge for the sub-contracting work.

During 2006, the Company purchased raw materials valued at $27,125 from a related company which is controlled by a shareholder and director of the Company.

As of December 31, 2006 and 2005 the Company owed $1,408,504 and $486,475, respectively to seven related companies which are controlled by a shareholder and director of the Company for sub-contracting work done and inventory purchases made.

During 2006 and 2005, the Company sold products and provided sub-contracting services totaling $201,195 and $713,580 respectively to four related companies which are controlled by a shareholder and director of the Company. As of December 31, 2006 and 2005 accounts receivable from related companies amounted to $48,812 and $Nil respectively for products sold and sub-contracting services provided.

A related company which is controlled by a shareholder and director of the Company provides treasury services to the Company by negotiating all of the Company’s letters of credit and receiving proceeds thereon and paying creditors for inventory purchases made by the Company. As of December 31, 2006 and 2005, Company is owed $2,467,955 and $Nil, respectively from a related company.

During 2006 and 2005, the Company received rental income of $18,811 and 18,337 respectively for the lease of factory space to a related company which is controlled by a shareholder and director of the Company.

During 2006, the Company paid rent of $18,811 for factory and office spaces leased from a related company which is controlled by a shareholder and director of the Company.

As of December 31, 2006 and 2005, the Company owed $613,542 and $Nil respectively for advance to a related company which is owned by a stockholder. The amount is interest-free and is repayable on demand.

As of December 31, 2006 and 2005, the Company owed $7,588 and $Nil respectively for advance to a stockholder. The amount is interest-free and is repayable on demand.

As of December 31, 2006 and 2005, the Company owed $2,000,000 and Nil respectively for merger of New-Tailun to a related company which owned by a stockholder.

As of December 31, 2006 and 2005 the Company owed an aggregate of $4,238,526 and $Nil, respectively to a related company which is controlled by a shareholder and director of the Company for advances made. Interest is charged at 6% per annum on the amounts due. The loan is repayable to the related company between July 2010 and April 2011. During 2006 and 2005, the Company paid interest of $235,859 and $61,690 respectively to the related company.

On June 26, 2006, the Company entered into an Agreement for the purchase and sale of stock (the “Agreement”) with Ever-Glory Hong Kong and Nanjing Catch-Luck Garments Co, Limited (“Catch-Luck”) for the sale of all of Ever-Glory Hong Kong’s ownership interest in Catch-Luck to the Company (the “Catch-Luck transaction”). Pursuant to the terms of the Agreement, the Company will pay to Ever-Glory Hong Kong an amount of $600,000 in cash and common stock of EGLY equivalent to $9,400,000 on the date of the transfer within 90 days of the closing of the Catch-Luck transaction.

On August 31, 2006, the Company entered into an amendment to the Agreement (“the Amendment”) whereupon the terms of payment on the purchase consideration was amended as follows:

1.

The Company will pay to Ever-Glory Hong Kong an amount of $600,000 in cash and common stock of EGLY equivalent to $3,400,000 on the date of the transfer within 90 days of the closing of the Catch-Luck transaction. The number of shares of common stock to be issued to the Ever-Glory Hong Kong in satisfaction of the Stock Purchase Price shall be calculated based on the preceding 30-average high and low price for the Company’s common stock as quoted on the Over-the-Counter Bulletin Board as of the date of the closing;

EVER-GLORY INTERNATIONAL GROUP, INC.

AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2006 (RESTATED) AND 2005

14.	RELATED PARTY TRANSACTIONS (CONTINUED)

2.

At the end of the first full fiscal year ending December 31, 2006 in which Catch-Luck generates gross revenues of at least $19,000,000 and net profit of at least $1,500,000, the Company will issue to Ever-Glory Hong Kong that number of shares of EGLY’s common stock having an aggregate fair market value of $3,000,000; and

3.

At the end of the second full fiscal year ending December 31, 2007 in which Catch-Luck generates gross revenues of at least $19,000,000 and net profit of at least $1,500,000, the Company will issue to Ever-Glory Hong Kong that number of shares of EGLY’s common stock having an aggregate fair market value of $3,000,000.

As of December 31, 2006, the Catch-Luck transaction has not closed.

On November 9, 2006, the Company entered into a purchase agreement with a related company which is controlled by a shareholder and director of the Company whereby the related company sold all of its shares in New-Tailun to the Company. Pursuant to the terms of the purchases agreement, the Company will pay to a related company an amount of $2,000,000 in cash and common stock of EGLY equivalent to $10,000,000 on the date of the transfer within 90 days of the closing of the New-Tailun transaction. As of December 31, 2006, the Company owed $2,000,000 and 20,833,333 shares of the EGLY’s restricted common stock to a related company for consideration of the New-Tailun transaction.

15.  COMMITMENTS

(A)	Capital commitment

According to the Articles of Association of Goldenway, Goldenway has to fulfill registered capital requirements of $17,487,894 within three years from February 2, 2005. As of December 31, 2006, the Company has fulfilled $2,630,000 of its registered capital requirements and has a registered capital commitment of $14,857,894, which is payable by February 1, 2008.

(B)	Operating lease commitment

The Company leases factory and office spaces from a related company under an operating lease which expires on March 31, 2008 at an annual rental of $25,081. Accordingly, for the period ended December 31, 2006, the Company recognized rental expense for these spaces in the amount of $18,811.

As of December 31, 2006, the Company has outstanding commitments of $31,352 with respect to the above non-cancelable operating lease, which are due in 2008.

16.  CONTINGENCIES

The Company accounts for loss contingencies in accordance with SFAS 5 “Accounting for Loss Contingencies”, and other related guidance. Set forth below is a description of certain loss contingencies as of December 31, 2006 and management’s opinion as to the likelihood of loss in respect of each loss contingency.

On April 17, 2006, Mark B. Aronson filed a Complaint against the Company in the United States Court of common pleas of Allegheny County Pennsylvania. The action alleges that Company violated the Pennsylvania Unsolicited Telecommunication Advertisement Act to spam emails to plaintiff to purchase its shares of common stock. The action seeks an award of damages in excess of $12,100. The Company denies that it was a party to such email spamming activities and intends to vigorously defend its legal position.

In September 2006, the Company filed responses to plaintiff’s interrogatories with the court of common pleas of Allegheny County in Pennsylvania to vigorously defend Mr. Aronson’s accusation that the company has used faxes to promote its stock.

On January 4, 2007, the case was dismissed without prejudice by Mark B. Aronson.

Accordingly, no provision has been made to the above claim as of December 31, 2006.

17.   RECLASSIFICATION

Certain 2005 balances in the financial statements have been reclassified to conform to 2006 presentation.

EVER-GLORY INTERNATIONAL GROUP, INC.

AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2006 (RESTATED) AND 2005

18. CONCENTRATIONS AND RISKS

During 2006 and 2005, 100% of the Company’s assets were located in China.

The Company principally relied on three customers for its revenue during 2006 and 2005, detail of which are as follows:

	Customer A	Customer B	Customer C
During
2006	22%	12%	12%
2005	22%	19%	13%

At of December 31, 2006 and 2005, accounts receivable to those customers totaled $3,207,933 and Nil respectively.

The Company principally relied on a supplier for its materials during 2006 and on two suppliers for its materials during 2005, detail of which are as follows:

	Supplier A	Supplier B
During
2006	11%
2005	12%	10%

The following is geographic information of the Company’s revenue for the year ended December 31:

	2006	2005

The People Republic of China	$1,605,623	$702,212
Europe	19,152,275	5,391,067
Japan	5,750,842	3,353,655
United States	4,891,222	1,367,027
Others	575,028	-
	$31,974,990	$10,813,961

APPENDIX D

EVER-GLORY INTERNATIONAL GROUP, INC.

UNAUDITED FINANCIAL STATEMENTS FOR THE

PERIOD ENDED MARCH 31, 2007 (RESTATED)

EVER-GLORY INTERNATIONAL GROUP, INC.

AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2007 (RESTATED AND UNAUDITED)

ASSETS
CURRENT ASSETS	(Restated)
Cash and cash equivalents	$1,298,417
Accounts receivable, net of allowances	4,934,186
Accounts receivable - related companies	2,266,184
Inventories, net	481,238
Other receivables and prepaid expenses	226,140
Total Current Assets	9,206,165

LAND USE RIGHT, NET	2,530,324
PROPERTY AND EQUIPMENT, NET	13,220,710
TOTAL ASSETS	$24,957,199

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$1,123,106
Accounts payable - a related company	420,013
Due to related parties	2,678,129
Other payables and accrued liabilities	3,154,476
Note payable	4,521,438
Value added tax	173,330
Income tax payable and other tax payable	96,063
Total Current Liabilities	12,166,555

LONG-TERM LIABILITIES
Due to a related company	4,297,221
TOTAL LIABILITIES	16,463,776

COMMITMENTS AND CONTINGENCIES	-

STOCKHOLDERS' EQUITY
Preferred stock ($.0001 par value, authorized 5,000,000 shares,
Nil shares issued and outstanding)	-
Series A Convertible Preferred Stock ($.0001 par value,
authorized 10,000 shares, 7,883 shares issued and outstanding)	1
Common stock ($.0001 par value, authorized 100,000,000 shares,
issued and outstanding 19,971,758 shares)	1,997
Common stock to be issued for acquisition (20,833,333 shares)	2,083
Additional paid-in capital	161,666
Retained earnings
Unappropriated	5,162,441
Appropriated	2,425,711
Accumulated other comprehensive income	739,524
Total Stockholders' Equity	8,493,423

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$24,957,199

The accompanying notes are an integral part of these condensed consolidated financial statements

 1

EVER-GLORY INTERNATIONAL GROUP, INC.

AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND

COMPREHENSIVE INCOME

(UNAUDITED)

	For the three	For the three
	months ended	months ended
	March 31, 2007	March 31, 2006

NET SALES
To related parties	$27,016	$-
To third parties	11,402,701	5,229,520
Total Net Sales	11,429,717	5,229,520

COST OF SALES
From related parties	(655,810)	(810,174)
From third parties	(9,069,122)	(3,510,466)
Total Cost Of Sales	(9,724,932)	(4,320,640)
GROSS PROFIT	1,704,785	908,880

OPERATING EXPENSES
Selling expenses	155,259	119,175
General and administrative expenses	615,090	321,594
Depreciation and amortization	60,739	8,709
Total Operating Expenses	831,088	449,478

INCOME FROM OPERATIONS	873,697	459,402

OTHER INCOME (EXPENSES)
Interest income	1,378	741
Interest expenses	(132,290)	(9,936)
Other income	26	7,235
Other expenses	(84)	-
Total Other Expenses, net	(130,970)	(1,960)

INCOME BEFORE INCOME TAX EXPENSE	742,727	457,442

INCOME TAX EXPENSE	(75,694)	(66,852)

NET INCOME	667,033	390,590

OTHER COMPREHENSIVE INCOME
Foreign currency translation gain	130,336	87,061

COMPREHENSIVE INCOME	$797,369	$477,651

Net income share-basic	$0.02	$0.02

Net income share-diluted	$0.01	$0.00

Weighted average number of shares outstanding during
the period-basic	40,805,091	19,971,758

Weighted average number of shares outstanding during
the period-diluted	100,720,079	79,886,746

 2

EVER-GLORY INTERNATIONAL GROUP, INC.

AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE THREE MONTHS ENDED MARCH 31, 2007 AND 2006.

(UNAUDITED)

	For the three months	For the three months
	ended March 31, 2006	ended March 31, 2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$667,033	$390,590
Adjusted to reconcile net income to cash provided
by (used in) operating activities:
Depreciation and amortization - cost of sales	121,193	38,315
Depreciation and amortization	60,739	8,709
Changes in operating assets and liabilities
(increase)decrease in:
Accounts receivable	1,341,005	(1,898,058)
Accounts receivable - related companies	271,549	-
Other receivable and prepaid expenses	(140,926)	(44,922)
Inventories	271,053	(23,246)
Increase (decrease) in:
Accounts payable	216,782	2,178,068
Accounts payable - related companies	(996,903)	(166,957)
Other payables and accrued liabilities	(179,372)	(185,957)
Value add tax payables	(30,564)	44,511
Income tax and other tax payables	33,855	(38,239)
Net cash provided by operating activities	1,635,444	302,814

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(1,120,674)	(569,881)
Net cash used in investing activities	(1,120,674)	(569,881)

CASH FLOWS FROM FINANCING ACTIVITIES
Due to related parties	115,694	-
Repayment of note payable	(1,292,959)	-
Proceeds from notes payable	1,292,959	-
Net cash provided by financing activities	115,694	-

EFFECT OF EXCHANGE RATE ON CASH	7,857	87,061

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	638,321	(180,006)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	660,096	1,467,245

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$1,298,417	$1,287,239

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during the period for:
Interest expenses	$73,595	$9,936

Cash paid during the period for:
Income taxes	$41,827	$104,577

The accompanying notes are an integral part of these condensed consolidated financial statements

 3

EVER-GLORY INTERNATIONAL GROUP, INC.

AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF MARCH 31, 2007 (UNAUDITED)

NOTE 1.	ORGANIZATION AND BASIS OF PRESENTATION

Ever-Glory International Group, Inc. (“EGLY”) was incorporated in Florida on October 19, 1994.

Perfect Dream Limited (“Perfect Dream”) was incorporated in the British Virgin Islands on July 1, 2004. Goldenway Nanjing Garments Company Limited (“Goldenway”), a People’s Republic of China (“PRC”) wholly foreign-owned enterprise was incorporated on December 31, 1993. Goldenway is principally engaged in the manufacturing and sale of garments.

On November 9, 2006, Perfect Dream entered into a purchase agreement with Ever-Glory Enterprises (HK) Limited (“Ever-Glory Hong Kong”) whereby Ever-Glory Hong Kong sold 100% interest of Nanjing New-Tailun Garments Company Limited (“New Tailun”) to Perfect Dream (the “New-Tailun transaction”). Pursuant to the terms of the purchases agreement, Perfect Dream will pay to Ever-Glory Hong Kong an amount of $2,000,000 in cash and issue 20,833,333 shares of the EGLY’s restricted common stock having a value of $10,000,000, such value of shares were based on the preceding 30-day average of high bid and the low ask price for the EGLY’s common stock on the date of the transfer within 90 days of the closing of the New-Tailun transaction. The New-Tailun transaction closed on December 30, 2006.

New-Tailun is a wholly foreign-owned enterprise incorporated in PRC on March 27, 2006 with its principal place of business in Nanjing, PRC and is principally engaged in the manufacturing and sale of garments.

EGLY, Perfect Dream, Goldenway and New Tailun are hereinafter referred to as (“the Company”).

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

In the opinion of management, the unaudited condensed consolidated financial statements contain all adjustments consisting only of normal recurring accruals considered necessary to present fairly the Company’s financial position at March 31, 2007, the results of operations for the three-month periods ended March 31, 2007 and 2006, and cash flows for the three months ended March 31, 2007 and 2006. The results for the period ended March 31, 2007 are not necessarily indicative of the results to be expected for the entire fiscal year ending December 31, 2007.

 4

EVER-GLORY INTERNATIONAL GROUP, INC.

AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF MARCH 31, 2007 (UNAUDITED)

NOTE 2.	RESTATEMENT OF FINANCIAL STATEMENTS

The acquisition by the Company of New-Tailun from Ever-Glory Hong Kong as originally reported was recorded at the fair value of the assets acquired. However, as a result of discussions with the Staff of the Securities and Exchange Commission, the Company determined that the acquisition of New-Tailun should have been accounted for as a merger of entities under common control in accordance with paragraph 11 of SFAS 141. Accordingly, the assets and liabilities of New-Tailun should have been recorded at their carrying amounts, not their fair values and the consolidated financial statements of the Company should have been prepared as if the merger had occurred retroactively. The Company has therefore restated the accounting for its acquisition of New-Tailun in its Unaudited Condensed Consolidated Balance Sheet and Unaudited Condensed Consolidated Statement of Stockholders’ Equity. The Company's restatement had no effect on its net income or cash flows for the three months ended March 31, 2007.

A summary of significant effects of the restatement is as follows:

CONSOLIDATED BALANCE SHEETS			As of March 31, 2007
				Previously
	Restated		Adjustments	Reported
CURRENT ASSETS
Cash and cash equivalents	$1,298,417	$		$1,298,417
Accounts receivable, net of allowances	4,934,186			4,934,186
Accounts receivable - related companies	2,266,184			2,266,184
Inventories, net	481,238			481,238
Other receivables and prepaid expenses	226,140			226,140
Total Current Assets	9,206,165			9,206,165

GOODWILL, NET	-		(10,079,156)	10,079,156
LAND USE RIGHT, NET	2,530,324			2,530,324
PROPERTY AND EQUIPMENT, NET	13,220,710			13,220,710
TOTAL ASSETS	$24,957,199	$		$35,036,355

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$1,123,106	$		$1,123,106
Accounts payable - related companies	420,013			420,013
Due to related parties	2,678,129			2,678,129
Other payables and accrued liabilities	3,154,476			3,154,476
Value added tax	4,521,438			4,521,438
Income tax payable and other taxes payable	173,330			173,330
Notes payable	96,063			96,063
Total Current Liabilities	12,166,555			12,166,555

COMMITMENTS AND CONTINGENCIES	-			-

LONG-TERM LIABILITIES
Due to a related company	4,297,221			4,297,221
TOTAL LIABILITIES	16,463,776			16,463,776

STOCKHOLDERS' EQUITY
Preferred stock ($.0001 par value, authorized 5,000,000 shares,
Nil shares issued and outstanding)	-			-
Series A Convertible Preferred Stock ($.0001 par value,
authorized 10,000 shares, 7,883 shares issued and
outstanding)	1			1
Common stock ($.0001 par value, authorized 100,000,000 shares,
issued and outstanding 19,971,758 shares)	1,997			1,997
Common stock to be issued for acquisition (20,833,333 shares)	2,083			2,083
Additional paid-in capital	161,666		11,100,000	11,261,666
Retained earnings
Unappropriated	5,162,441		(782,264)	4,380,177
Appropriated	2,425,711		(195,566)	2,230,145
Accumulated other comprehensive income	739,524		(43,014)	696,510
Total Stockholders' Equity	8,493,423			18,572,579

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$24,957,199	$		$35,036,355

 5

EVER-GLORY INTERNATIONAL GROUP, INC.

AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF MARCH 31, 2007 (UNAUDITED)

NOTE 3.	PRINCIPLES OF CONSOLIDATION

The accompanying March 31, 2007 unaudited condensed consolidated financial statements include the accounts of EGLY and its 100% owned subsidiaries Perfect Dream, Goldenway and New-Tailun. All significant inter-company balances and transactions have been eliminated in consolidation.

NOTE 4.	USE OF ESTIMATES

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 5.	CASH AND CASH EQUIVALENTS

For purpose of the unaudited condensed consolidated statements of cash flows, cash and cash equivalents include cash on hand and demand deposits with a bank with a maturity of less than 3 months.

NOTE 6.	LONG-LIVED ASSETS

The Company accounts for long-lived assets under the Statements of Financial Accounting Standards Nos. 142 and 144 “Accounting for Goodwill and Other Intangible Assets” and “Accounting for Impairment or Disposal of Long-Lived Assets” (“SFAS No. 142 and 144”). In accordance with SFAS No. 142 and 144, long-lived assets, goodwill and certain identifiable intangible assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. For purposes of evaluating the recoverability of long-lived assets, when undiscounted future cash flows will not be sufficient to recover an asset’s carrying amount, the asset is written down to its fair value.

NOTE 7.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, “Disclosure About Fair Value of Financial Instruments,” requires certain disclosures regarding the fair value of financial instruments. Trade accounts receivable, accounts payable, and accrued liabilities are reflected in the financial statements at fair value because of the short-term maturity of the instruments. As these estimates are subjective in nature, involving uncertainties and matters of significant judgment, they cannot be determined with precision. Changes in assumptions can significantly affect estimated fair values.

The carrying value of cash and cash equivalents, accounts receivable (trade and others), accounts payable (trade and related party) and accrued liabilities approximate their fair value because of the short-term nature of these instruments. The Company places its cash and cash equivalents with what it believes to be high credit quality financial institutions. The Company has a diversified customer base, most of which are in Europe, Japan, the United States and the PRC. The Company controls credit risk related to accounts receivable through credit approvals, credit limit and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

 6

EVER-GLORY INTERNATIONAL GROUP, INC.

AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF MARCH 31, 2007 (UNAUDITED)

NOTE 8.	FOREIGN CURRENCY TRANSLATION

EGLY, Perfect Dream, Goldenway and New-Tailun maintain their accounting records in their functional currencies of US$, US$, RMB and RMB respectively.

Foreign currency transactions during the year are translated to the functional currency at the approximate rates of exchange on the dates of transactions. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the approximate rates of exchange at that date. No-monetary assets and liabilities are translated at the rates of exchange prevailing at the time the asset or liability was acquired. Exchange gains or losses are recorded in the statement of operations.

NOTE 9.	FOREIGN CURRENCY TRANSLATION

The financial statements of Goldenway and New-Tailun (whose functional currency is the RMB) are translated into US$ using the closing rate method. The balance sheet items are translated into US$ using the exchange rates at the respective balance sheet dates. The capital and various reserves are translated at historical exchange rates prevailing at the time of the transactions while income and expenses items are translated at the average exchange rate for the period. All exchange differences are recorded within equity. Translation gain for the periods ended March 31, 2007 and 2006 were $130,336 and $87,061 respectively.

NOTE 10.	COMPREHENSIVE INCOME

The foreign currency translation gain or loss resulting from translation of the financial statements expressed in RMB to United States Dollar is reported as other comprehensive income in the statements of operations and stockholders’ equity.

NOTE 11.	RECLASSIFICATION

Certain 2006 balances in the Statement of Operation have been reclassified to conform with the 2007 presentation.

NOTE 12.	INCOME PER SHARE

Basic income per share is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted income per share is computed similar to basic income per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.

NOTE 13.	SEGMENTS

The Company adopted Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information (“SFAS 131”). SFAS establishes standards for operating information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision making group, in making decision how to allocate resources and assess performance. The information disclosed herein, materially represents all of the financial information related to the Company’s principal operating segments. The Company operates in a single segment.

 7

EVER-GLORY INTERNATIONAL GROUP, INC.

AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF MARCH 31, 2007 (UNAUDITED)

NOTE 14.	RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the FASB issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement 109 (“FIN 48”), which clarifies the accounting for uncertainty in tax positions. This Interpretation provides that the tax effects from an uncertain tax position can be recognized in the Company’s financial statements, only if the position is more likely than not of being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 are effective as of the beginning of fiscal 2007, with the cumulative effect of the change in accounting principle recorded as an adjustment to opening retained earnings. We do not expect the adoption of FIN 48 to have an impact on the Company’s results of operations or financial condition.

In September 2006, FASB issued Statement 157, Fair Value Measurements. This statement defines fair value and establishes a framework for measuring fair value in generally accepted accounting principles (GAAP). More precisely, this statement sets forth a standard definition of fair value as it applies to assets or liabilities, the principle market (or most advantageous market) for determining fair value (price), the market participants, inputs and the application of the derived fair value to those assets and liabilities. The effective date of this pronouncement is for all full fiscal and interim periods beginning after November 15, 2007. We do not expect the adoption of SFAS 157 to have an impact on the Company’s results of operations or financial condition.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (SFAS 159) which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS 159 will become effective for us on January 1, 2008. The Company is currently evaluating the impact this new Standard, but believes that it will not have that it will not have a material impact on the Company’s financial position.

NOTE 15.	INVENTORIES

Inventories at March 31, 2007 consisted of the following:

Raw materials	$215,890
Work-in-progress	70,194
Finished goods	195,154
481,238
Less: provision of obsolescence	-
Inventories, net	$481,238

 8

EVER-GLORY INTERNATIONAL GROUP, INC.

AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF MARCH 31, 2007 (UNAUDITED)

NOTE 16. NOTES PAYABLE

Balance at March 31, 2007:

Note payable to a bank, interest rate of 0.4875% per month,	645,920
collateralized by buildings of the Company, due April 18, 2007
Note payable to a bank, interest rate of 0.4875% per month,	645,920
collateralized by buildings of the Company, due May 20, 2007
Note payable to a bank, interest rate of 0.4875% per month,	645,920
collateralized by buildings of the Company, due June 20, 2007
Note payable to a bank, interest rate of 0.4875% per month,	645,920
collateralized by buildings of the Company, due June 14, 2007
Note payable to a bank, interest rate of 0.4875% per month,	645,920
collateralized by buildings of the Company, due June 26, 2007
Note payable to a bank, interest rate of 0.5036% per month,
collateralized by buildings of the Company, due June 26, 2007	645,919
Note payable to a bank, interest rate of 0.5035% per month,
collateralized by buildings of the Company, due August 14, 2007	645,919
4,521,438
Less: current maturities	(4,521,438)
$-

Maturities are as follows:
For the period ending March 31,
2008	$4,521,438

Interest paid for the three months ended 2006 and 2005 was $73,595 and $9,936 respectively.

NOTE 17. NET INCOME PER SHARE

The following is net income per share information at March 31:

	2007	2006
Net income	$667,033	$390,590
Basic weighted-average common stock outstanding	40,805,091	19,971,758
Effect of dilutive securities
Series A Convertible Perferred Stock	59,914,988	59,914,988
Diluted weighted-average common stock outstanding	100,720,079	79,886,746
Net income per share - basic	$0.02	$0.02
Net income per share - diluted	$0.01	$0.00

 9

EVER-GLORY INTERNATIONAL GROUP, INC.

AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF MARCH 31, 2007 (UNAUDITED)

NOTE 18. SEGMENTS

The following is geographic information of the Company’s revenue from third parties for the period ended March 31:

	2007	2006

Europe	$6,685,080	$3,015,273
United States	2,634,287	1,344,675
Japan	1,765,787	372,267
The People Republic of China	317,547	353,034
Russia	-	144,271
	$11,402,701	$5,229,520

NOTE 19. SHAREHOLDERS’ EQUITY

(A)	Series A Convertible Preferred stock

The Company authorized 10,000 shares of Series A Convertible Preferred Stock, with a par value of $0.0001 per share.

Each share of the Series A Convertible Preferred Stock had upon issuance the same voting, dividend and liquidation rights as 1,000 shares of common stock and will convert back into common stock at such time as the Company is able to increase the number of authorized shares of common stock. Effective November 8, 2006, the Company effected a 7.6-for-1 forward stock split on the remaining outstanding 2,627,861 shares, which increased the number of outstanding shares to 19,971,743 shares. Under the adjustment provisions of the Series A Convertible Preferred Stock, the conversion, voting, dividend and liquidation ratios of the Series A Convertible Preferred Stock were all increased by the forward stock split from 1,000 for one to 7,600 for one (a total of 59,914,988 shares of common stock fully converted). The Series A Convertible Preferred Stock will be converted back into common stock at such time as the number of shares of authorized common stock is increased to 100,000,000 or more via a proposed amendment to the Articles of Incorporation. The relative voting and equity ownership of the Company’s stockholders was unchanged by the exchange for Series A Convertible Preferred Stock and the forward stock split. If all the Series A Convertible Preferred Stock were converted as of March 31, 2007, there would be 79,886,746 outstanding shares of common stock.

(B)	Appropriated retained earnings

The Company’s PRC subsidiaries are required to make appropriations to reserve funds, comprising the statutory surplus reserve based on after-tax net income determined in accordance with generally accepted accounting principles of the People’s Republic of China (the “PRC GAAP”). Appropriation to the statutory surplus reserve should be at least 10% of the after tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entities’ registered capital.

 10

EVER-GLORY INTERNATIONAL GROUP, INC.

AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF MARCH 31, 2007 (UNAUDITED)

NOTE 20. RELATED PARTY TRANSACTIONS

During 2007 and 2006, the Company sub-contracted certain manufacturing work valued at $539,338 and $692,456 respectively to five related companies which are controlled by a shareholder and director of the Company. The Company provided the raw materials to the sub-contractor who charged the Company a fixed labor charge for the sub-contracting work.

During 2007, the Company purchased raw materials valued at $116,472 from a related company which is controlled by a shareholder and director of the Company.

As of March 31, 2007 the Company owed $420,013, to four related companies which are controlled by a shareholder and director of the Company for sub-contracting work done and inventory purchases made.

During 2007 and 2006, the Company sold products and provided sub-contracting services totaling $27,016 and $Nil respectively to a related company which is controlled by a shareholder and director of the Company. As of March 31, 2007 accounts receivable from two related companies amounted to $68,387 for products sold and sub-contracting services provided.

A related company which is controlled by a shareholder and director of the Company provides treasury services to the Company by negotiating all of the Company’s letters of credit and receiving proceeds thereon and paying creditors for inventory purchases made by the Company. As of March 31, 2007, Company is owed $2,197,797 from a related company.

During 2007 and 2006, the Company received rental income of $Nil and $4,670 respectively for the lease of factory space to a related company which is controlled by a shareholder and director of the Company.

During 2007, the Company paid rent of $6,434 for factory and office spaces leased from a related company which is controlled by a shareholder and director of the Company.

As of March 31, 2007 the Company owed an aggregate of $4,297,221 to a related company which is controlled by a shareholder and director of the Company for advances made. Interest is charged at 6% per annum on the amounts due. The loan is repayable to the related company between July 2010 and April 2011. During 2007 and 2006, the Company paid interest of $58,695 and $Nil respectively to the related company.

As of March 31, 2007, the Company owed $670,306 for advance to a related company which is owned by a stockholder. The amount is interest-free and is repayable on demand.

As of March 31, 2007, the Company owed $7,823 for advance to a stockholder. The amount is interest-free and is repayable on demand.

As of March 31, 2007, the Company owed $2,000,000 for merger of New-Tailun to a related company which owned by a stockholder.

On November 9, 2006, the Company entered into a purchase agreement with a related company which is controlled by a shareholder and director of the Company whereby the related company sold all of its shares in New-Tailun to the Company. Pursuant to the terms of the purchases agreement, the Company will pay to a related company an amount of $2,000,000 in cash and common stock of EGLY equivalent to $10,000,000 on the date of the transfer within 90 days of the closing of the New-Tailun transaction. As of March 31, 2007, the Company owed $2,000,000 and 20,833,333 shares of the EGLY’s restricted common stock to a related company for consideration of the New-Tailun transaction.

 11

EVER-GLORY INTERNATIONAL GROUP, INC.

AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF MARCH 31, 2007 (UNAUDITED)

NOTE 21. COMMITMENTS

(C)	Capital commitment

According to the Articles of Association of Goldenway, Goldenway has to fulfill registered capital requirements of $17,487,894 within three years from February 2, 2005. As of December 31, 2006, the Company has fulfilled $2,630,000 of its registered capital requirements and has a registered capital commitment of $14,857,894, which is payable by February 1, 2008.

(D)	Operating lease commitment

The Company leases factory and office spaces from a related company under an operating lease which expires on March 31, 2008 at an annual rental of $25,735. Accordingly, for the period ended March 31, 2007, the Company recognized rental expense for these spaces in the amount of $6,434.

As of March 31, 2007, the Company has outstanding commitments of $25,735 with respect to the above non-cancelable operating lease, which are due in 2008.

NOTE 22. CONTINGENCIES

The Company accounts for loss contingencies in accordance with SFAS 5 “Accounting for Loss Contingencies”, and other related guidance. Set forth below is a description of certain loss contingencies as of December 31, 2006 and management’s opinion as to the likelihood of loss in respect of each loss contingency.

On April 17, 2006, Mark B. Aronson filed a Complaint against the Company in the United States Court of common pleas of Allegheny County Pennsylvania. The action alleges that Company violated the Pennsylvania Unsolicited Telecommunication Advertisement Act to spam emails to plaintiff to purchase its shares of common stock. The action seeks an award of damages in excess of $12,100. The Company denies that it was a party to such email spamming activities and intends to vigorously defend its legal position.

In September 2006, the Company filed responses to plaintiff’s interrogatories with the court of common pleas of Allegheny County in Pennsylvania to vigorously defend Mr. Aronson’s accusation that the company has used faxes to promote its stock and the Complaint was voluntarily dismissed by the Plaintiff without prejudice from an action pending in the U.S. District Court for the Northern District of Ohio. No payment was made to plaintiff and no settlement agreement was entered into between the Company and plaintiff.

Accordingly, no provision has been made to the above claim as of March 31, 2007.

NOTE 23. CONCENTRATIONS AND RISKS

During 2007, 100% of the Company’s assets were located in China.

The Company principally relied on two customers for its revenue during the first quarter of 2007 and on three customers for its revenue during the first quarter of 2006, detail of which are as follows:

	Customer A	Customer B	Customer C
During
2007	40%	15%
2006	27%	21%	15%

At March 31, 2007, accounts receivable to those customers totaled $2,658,399.

The Company relied on two suppliers for approximately $218,627, representing 26% in aggregate of raw materials purchased from those suppliers in 2006.

12

APPENDIX E

EVER-GLORY INTERNATIONAL GROUP, INC.

PRO FORMA FINANCIAL STATEMENTS

PROFORMA FINANCIAL INFORMATION

The following consolidated (unaudited) condensed pro forma balance sheet reflects the financial position of Ever-Glory International Group, Inc. “EGLY” as of March 31, 2007 as if the merger with Nanjing Catch-Luck Garments Company Limited “Catch-Luck” had been completed as of that date, and the consolidated (unaudited) condensed pro forma statements of operations for EGLY for the three months ended March 31, 2007, and for the years ended December 31, 2006, 2005 and 2004, as if the merger of Catch-Luck had been completed on January 1, 2004.

The shareholder of Catch-Luck exchanged 100% of his ownership of Catch-Luck for shares of common stock of EGLY, having an aggregate fair market value of $3.4 million, and cash in the amount of $600,000 under a sales and purchase agreement. The $600,000 cash payment is a cash distribution to Catch-Luck’s shareholder who is also a majority shareholder of EGLY. The number of shares of common stock of EGLY will be determined as of the closing of the transaction by dividing $3.4 million by the fair market value of one share of common stock of EGLY. The fair market value shall be determined based on the average of the high bid and the low ask price for the 30-days preceding the closing of the transaction. Had the transaction closed on March 31, 2007, the preceding 30-day average of the high bid and low ask price would have been $0.34 and 10,000,000 shares of EGLY’s common stock would have been issued. The number of shares to be issued will have a direct impact on the net income per share on the pro forma financial statements.

The transfer has been accounted for as a merger of entities under common control as the companies were beneficially owned by identical shareholders and share common management. The financial statements have been prepared as if the merger had occurred retroactively.

The unaudited pro forma financial information is presented for information purposes only and it is not necessarily indicative of the financial position and results of operations that would have been achieved had the transaction been completed as of the date indicated and is not necessarily indicative of EGLY’s future financial position or results of operations.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements of EGLY and Catch-Luck.

 1

EVER-GLORY INTERNATIONAL GROUP, INC.

AND SUBSIDIARIES

CONSOLIDATED CONDENSED PRO FORMA BALANCE SHEETS

AS OF MARCH 31, 2007 (UNAUDITED)

	EGLY
	(Restated)	Catch-Luck		Pro Forma	Pro Forma
ASSETS	(Historical)	(Historical)		Adjustments	Combined

CURRENT ASSETS	$9,206,165	$3,032,527	(2)	(600,000)	$11,574,486
			(3)	(64,206)
INVESTMENT IN A SUBSIDIARY			(2)	4,000,000	-
			(1)	(4,000,000)
PROPERTY AND EQUIPMENT, NET	13,220,710	1,112,610			14,333,320

LAND USE RIGHT, NET	2,530,324	-			2,530,324
TOTAL ASSETS	$24,957,199	$4,145,137			$28,438,130

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES	$12,166,555	$514,205	(3)	64,206	$12,616,554
LONG-TERM LIABILITIES	4,297,221	-			4,297,221
TOTAL LIABILITIES	16,463,776	514,205			16,913,775
STOCKHOLDERS' EQUITY
Preferred stock ($.0001 par value,	-	-			-
authorized 5,000,000 shares,
Nil shares issued and outstanding)
Series A Convertible Preferred Stock	1	-			1
($.0001 par value, authorized 10,000 shares,
7,883 shares issued and outstanding
as of March 31, 2007; 7,883 shares issued
and outstanding as of the date of merger)
Common stock ($.0001 par value, authorized	1,997	600,000	(2)	(1,000)	2,997
100,000,000 shares, issued and			(1)	600,000
outstanding 19,971,758 shares as of
March 31, 2007; issued and outstanding
29,971,758 shares as of the date of acquisition)
Common stock to be issued for acquisition
(20,833,333 shares)	2,083	-			2,083
Additional paid-in capital	161,666	-	(2)	(3,399,000)	160,666
			(1)	3,400,000
Retained earnings	7,588,152	2,918,242			10,506,394
Accumulated other comprehensive income	739,524	112,690			852,214
Total Stockholders' Equity	8,493,423	3,630,932			11,524,355
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$24,957,199	$4,145,137			$28,438,130

 2

EVER-GLORY INTERNATIONAL GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED CONDENSED PRO FORMA

STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2007

(UNAUDITED)

	EGLY		Catch-Luck		Pro Forma	Pro Forma
	(Historical)		(Historical)		Adjustments	Combined

NET SALES	$11,429,717		$5,063,741	(3)	476,682	$16,016,776

COST OF SALES	(9,724,932)		(4,375,840)	(3)	(476,682)	(13,624,090)

GROSS PROFIT	1,704,785		687,901			2,392,686

OPERATING EXPENSES	831,088		117,698			948,786

INCOME FROM OPERATIONS	873,697		570,203			1,443,900

OTHER INCOME (EXPENSES)	(130,970)		506			(130,464)

INCOME BEFORE INCOME TAX EXPENSE	742,727		570,709			1,313,436

INCOME TAX EXPENSE	(75,694)		-			(75,694)

NET INCOME	667,033		570,709			1,237,742

OTHER COMPREHENSIVE INCOME	130,336		28,797			159,133

COMPREHENSIVE INCOME	$797,369		$599,506			$1,396,875

Net income per share - basic	$0.02		$0.06			$0.02

Net income per share - diluted	$0.01		$0.06			$0.01

Weighted average number of shares
outstanding during the period - basic	40,805,091	(4)	10,000,000			50,805,091

Weighted average number of shares
outstanding during the period - diluted	100,720,079	(4)	10,000,000			110,720,079

 3

EVER-GLORY INTERNATIONAL GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED CONDENSED PRO FORMA

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

(UNAUDITED)

	EGLY
	(Restated)		Catch-Luck		Pro Forma	Pro Forma
	(Historical)		(Historical)		Adjustments	Combined

NET SALES	$31,974,990		$19,719,926	(3)	629,667	$51,065,249

COST OF SALES	(26,363,023)		(16,715,572)	(3)	(628,319)	(42,450,276)

GROSS PROFIT	5,611,967		3,004,354			8,614,973

OPERATING EXPENSES	2,579,437		446,103	(3)	(18,811)	3,006,729

INCOME FROM OPERATIONS	3,032,530		2,558,251			5,608,244

OTHER INCOME (EXPENSES)	(249,265)		5,764	(3)	18,811	(262,312)

INCOME BEFORE INCOME TAX EXPENSE	2,783,265		2,564,015			5,345,932

INCOME TAX EXPENSE	(312,010)		-			(312,010)

NET INCOME	2,471,255		2,564,015			5,033,922

OTHER COMPREHENSIVE INCOME	575,760		81,615			657,375

COMPREHENSIVE INCOME	$3,047,015		$2,645,630			$5,691,297

Net income per share - basic	$0.06		$0.26			$0.10

Net income per share - diluted	$0.02		$0.26			$0.05

Weighted average number of shares
outstanding during the period - basic	40,805,091	(4)	10,000,000			50,805,091

Weighted average number of shares
outstanding during the period - diluted	100,720,079	(4)	10,000,000			110,720,079

 4

EVER-GLORY INTERNATIONAL GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED CONDENSED PRO FORMA

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005

(UNAUDITED)

	EGLY		Catch-Luck		Pro Forma	Pro Forma
	(Historical)		(Historical)		Adjustments	Combined

NET SALES	$10,813,961		$4,099,612	(3)	65,943	$14,847,630

COST OF SALES	(8,712,565)		(3,703,977)	(3)	(65,943)	(12,350,599)

GROSS PROFIT	2,101,396		395,635			2,497,031

OPERATING EXPENSES	969,663		348,055	(3)	(18,326)	1,299,392

INCOME FROM OPERATIONS	1,131,733		47,580			1,197,639

OTHER INCOME (EXPENSES)	73,487		(521)	(3)	18,326	54,640

INCOME BEFORE INCOME TAX EXPENSE	1,205,220		47,059			1,252,279

INCOME TAX EXPENSE	(161,680)		-			(161,680)

NET INCOME	1,043,540		47,059			1,090,599

OTHER COMPREHENSIVE INCOME (LOSS)	5,621		(7,310)			(1,689)

COMPREHENSIVE INCOME	$1,049,161		$39,749			$1,088,910

Net income per share - basic	$0.02		$0.00			$0.02

Net income per share - diluted	$0.01		$0.00			$0.01

Weighted average number of shares
outstanding during the year - basic	55,224,701	(4)	10,000,000			65,224,701

Weighted average number of shares
outstanding during the year - diluted	115,139,689	(4)	10,000,000			125,139,689

 5

EVER-GLORY INTERNATIONAL GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED CONDENSED PRO FORMA

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

(UNAUDITED)

	EGLY		Catch-Luck	Pro Forma	Pro Forma
	(Historical)		(Historical)	Adjustments	Combined

NET SALES	$7,967,601		$3,890,885 (3)	2,356	$11,856,130

COST OF SALES	(6,092,868)		(3,857,615) (3)	(2,356)	(9,948,127)

GROSS PROFIT	1,874,733		33,270		1,908,003

OPERATING EXPENSES	487,626		158,774		646,400

INCOME (LOSS) FROM OPERATIONS	1,387,107		(125,504)		1,261,603

OTHER EXPENSES	(8,668)		(681)		(9,349)

INCOME (LOSS) BEFORE INCOME TAX EXPENSE	1,378,439		(126,185)		1,252,254

INCOME TAX EXPENSE	(145,584)		-		(145,584)

NET INCOME (LOSS)	1,232,855		(126,185)		1,106,670

OTHER COMPREHENSIVE INCOME (LOSS)	-		-		-

COMPREHENSIVE INCOME (LOSS)	$1,232,855		$(126,185)		$1,106,670

Net income (loss) per share - basic	$0.02		$(0.01)		$0.02

Net income (loss) per share - diluted	$0.02		$(0.01)		$0.02

Weighted average number of shares
outstanding during the year - basic	58,317,270	(4)	10,000,000		68,317,270

Weighted average number of shares
outstanding during the year - diluted	58,317,270	(4)	10,000,000		68,317,270

 6

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

Note 1 — Pro forma adjustments

(1)

Shareholder of Catch-Luck exchanged 100% of their ownership of Catch-Luck for common stocks of EGLY, having an aggregate fair market value of $3.4 million, and cash in the amount of $600,000 under a sale and purchase agreement. The transfer has been accounted for as a merger of entities under common control as the companies were beneficially owned by identical shareholders and share common management. The financial statements have been prepared as if the merger had occurred retroactively.

(2)

Reflects total consideration payable to shareholders of Catch-Luck - Cash $600,000 + 10,000,000 common shares valued at $0.34 per share = $4,000,000. The fair value of common stock is determined by the preceding 30-day average of the high bid and the low asking price quoted as of the closing of the transaction. Had the transaction closed on March 31, 2007, the preceding 30-day average of the high bid price and the low asking price would have been $0.34 and 10,000,000 shares of EGLY’s common stock would accordingly have been issued.

(3)	Reflects the elimination of intercompany transactions.
(4)	Weighted average number of shares outstanding for combined entity includes 10,000,000 shares to be issued to Catch-Luck’s shareholder.

 7

APPENDIX F

NANJING CATCH-LUCK GARMENTS CO, LTD.

AUDITED FINANCIAL STATEMENTS FOR THE

YEARS ENDED DECEMBER 31, 2006 AND 2005

 1

Jimmy C.H. Cheung & Co

Certified Public Accountants

(A member of Kreston International)

Registered with the Public Company Accounting Oversight Board

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of:

Nanjing Catch-Luck Garments Company Limited

We have audited the accompanying balance sheets of Nanjing Catch-Luck Garments Company Limited as of December 31, 2006 and 2005 and the related statements of operations and comprehensive income, changes in stockholders’ equity and cash flows for the years ended December 31, 2006 and 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits of the financial statements provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nanjing Catch-Luck Garments Company Limited as of December 31, 2006 and 2005 and the results of its operations and comprehensive income and its cash flows for the years ended December 31, 2006 and 2005, in conformity with accounting principles generally accepted in the United States of America.

JIMMY C.H. CHEUNG & CO

Certified Public Accountants

Hong Kong

Date: February 2, 2007

 2

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED

BALANCE SHEETS

AS OF DECEMBER 31, 2006 AND 2005

	ASSETS

		2006	2005

CURRENT ASSETS
Cash and cash equivalents		$236,997	$6,424
Accounts receivable, net of allowances		2,255,195	27,528
Inventories, net		469,434	571,772
Other receivables and prepaid expenses		69,293	65,182
Total Current Assets		3,030,919	670,906

PROPERTY AND EQUIPMENT, NET		1,142,252	851,202
TOTAL ASSETS		$4,173,171	$1,522,108

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable		$366,592	$39,361
Accounts payable - related companies		649,728	875,049
Other payables and accrued liabilities		87,536	213,969
Value added tax payable		37,495	7,778
Other tax payable		394	155
Total Current Liabilities		1,141,745	1,136,312

COMMITMENTS AND CONTINGENCIES		-	-

STOCKHOLDERS' EQUITY
Registered capital of $600,000 fully paid		600,000	600,000
Retained earning (accumulated deficit)
Unappropriated		2,113,884	(216,482)
Appropriated		233,649	-
Accumulated comprehensive income		83,893	2,278
Total Stockholders' Equity		3,031,426	385,796

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY		$4,173,171	$1,522,108

The accompanying notes are an integral part of these financial statements

 3

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED

STATEMENTS OF OPERATIONS AND

COMPREHENSIVE INCOME
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

	2006	2005

NET SALES
To related parties	$907,476	$95,850
To third parties	18,812,450	4,003,762
Total net sales	19,719,926	4,099,612

COST OF SALES
From related parties	(838,600)	(56,852)
From third parties	(15,876,972)	(3,647,125)
Total cost of sales	(16,715,572)	(3,703,977)

GROSS PROFIT	3,004,354	395,635

OPERATING EXPENSES
Selling expenses	55,858	22,721
General and administrative expenses	112,456	69,557
Professional fees	64,230	153,815
Salaries and allowances	173,605	93,380
Loss on disposal of fixed assets	9,163	-
Depreciation	30,791	8,582
Total Operating Expenses	446,103	348,055

INCOME FROM OPERATIONS	2,558,251	47,580

OTHER INCOME (EXPENSES)
Interest income	1,385	286
Interest expenses	-	(5,082)
Other income	4,525	4,401
Other expense	(146)	(126)
Total Other (Expenses) Income	5,764	(521)

INCOME BEFORE INCOME TAX EXPENSE	2,564,015	47,059

INCOME TAX EXPENSE	-	-

NET INCOME	2,564,015	47,059

OTHER COMPREHENSIVE INCOME
Foreign currency translation gain (loss)	81,615	(7,310)

COMPREHENSIVE INCOME	$2,645,630	$39,749

The accompanying notes are an integral part of these financial statements

 4

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED

STATEMENTS OF STOCKHOLDERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

		Unappropriated		Appropriated
		Retained		Retained
		earning		earning	Accumulated
	Registered	(accumulated		(accumulated	comprehensive
	capital	deficit)		deficit)	Income	Total

Balance at December 31, 2004	$600,000	$(263,541	) $	-	$9,588	$346,047

Net income for the year	-	47,059			-	47,059

Other comprehensive loss	-	-		-	(7,310)	(7,310)

Balance at December 31, 2005	600,000	(216,482)		-	2,278	385,796

Net income for the year	-	2,564,015		-	-	2,564,015

Transfer to statutory surplus
reserves	-	(233,649)		233,649	-	-

Other comprehensive income	-	-		-	81,615	81,615
Balance at December 31, 2006	$600,000	$2,113,884		$233,649	$83,893	$3,031,426

The accompanying notes are an integral part of these financial statements

 5

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$2,564,015	$47,059
Adjusted to reconcile net income to cash (used in)
provided by operating activities:
Depreciation on fixed assets - cost of sales	119,081	97,039
Depreciation on fixed assets	30,791	8,582
Loss on disposal of fixed assets	9,163	-
Changes in operating assets and liabilities
(Increase) decrease in:
Accounts receivable	(2,227,667)	8,801
Accounts receivable - related companies	-	200,459
Other receivables and prepaid expenses	(4,111)	318,971
Value added tax receivable	(35,098)	35,098
Inventories	102,338	(428,427)
Increase (decrease) in:
Accounts payable	327,231	(27,075)
Accounts payable - related companies	(225,321)	(149,789)
Other payables and accrued liabilities	(126,433)	(1,006)
Income tax and other tax payables	35,337	76
Value added tax payable	29,717	7,778
Net cash provided by operating activities	599,043	117,566

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(449,998)	(124,121)
Net cash used in investing activities	(449,998)	(124,121)

CASH FLOWS FROM FINANCING ACTIVITIES	-	-

EFFECT OF EXCHANGE RATE ON CASH	81,528	(7,310)

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	230,573	(13,865)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	6,424	20,289

CASH AND CASH EQUIVALENTS AT END OF YEAR	$236,997	$6,424

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during the year for:
Interest expenses	$-	$5,082

The accompanying notes are an integral part of these financial statements

 6

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2006 AND 2005

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

(A)	Organization

Nanjing Catch-Luck Garments Company Limited (the “Company”), a People’s Republic of China (“PRC”) sino-foreign joint venture enterprise was incorporated on December 21, 1995 with its principal place of business in Nanjing, PRC. On January 18, 2006, the Company became a wholly owned foreign enterprise.

The Company is principally engaged in the manufacturing and sale of garments to Europe and Japan.

(K)	Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(L)	Cash and cash equivalents

For purpose of the statements of cash flows, cash and cash equivalents include cash on hand and demand deposits with a bank with maturities of less than three months.

(M)	Accounts receivable

The Company extends unsecured credit to its customers in the ordinary course of business but mitigates the associated risks by performing credit checks and actively pursuing past due accounts. As of December 31, 2006 and 2005, the Company considers all its accounts receivable to be collectable and no provision for doubtful accounts has been made in the financial statements.

(N)	Inventories

Inventories are stated at lower of cost or market value, cost being determined on a specific identification method. The Company provided inventory allowances based on excess and obsolete inventories determined principally by customer demand.

(O)	Property and equipment

Property and equipment are stated at cost, less accumulated depreciation. Expenditures for additions, major renewals and betterments are capitalized and expenditures for maintenance and repairs are charged to expense as incurred.

Depreciation is provided on a straight-line basis, less an estimated residual value over the assets’ estimated useful lives. The estimated useful lives are as follows:

Factory buildings	20 Years
Plant and machinery	10 Years
Motor vehicles	5 Years
Furniture, fixtures and equipment	5 Years

 7

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2006 AND 2005

NOTE 24.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

(P)	Fair value of financial instruments

Statement of Financial Accounting Standards No. 107, “Disclosure About Fair Value of Financial Instruments,” requires certain disclosures regarding the fair value of financial instruments. Trade accounts receivable, accounts payable, and accrued liabilities are reflected in the financial statements at fair value because of the short-term maturity of the instruments. As these estimates are subjective in nature, involving uncertainties and matters of significant judgment, they cannot be determined with precision. Changes in assumptions can significantly affect estimated fair values.

The carrying value of cash and cash equivalents, accounts receivable (trade and others), accounts payable (trade and related party) and accrued liabilities approximate their fair value because of the short-term nature of these instruments. The Company places its cash and cash equivalents with what it believes to be high credit quality financial institutions. The Company has a diversified customer base, most of which are in Europe, Japan, the United States and the PRC. The Company controls credit risk related to accounts receivable through credit approvals, credit limit and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

The Company’s major operation is in the PRC, which may give rise to significant foreign currency risks from fluctuations and the degree of volatility of foreign exchange rates between the United States dollars (“US$”) and the Chinese Renminbi (“RMB”). On July 21, 2005, the PRC let the RMB fluctuate thereby ending its decade-old valuation peg to the US$. The new RMB rate reflects an approximately 2% increase in value against the US$. Historically, the PRC government has benchmarked the RMB exchange ratio against the US$, thereby mitigating the associated foreign currency exchange rate fluctuation risk. The Company does not believe that its foreign currency exchange rate fluctuation risk is significant, especially if the PRC government continues to benchmark the RMB against the US$.

(Q)	Revenue recognition

The Company recognizes revenue upon delivery for local sales or shipment of the products for export sales, at which time title passes to the customer provided that: there are no uncertainties regarding customer acceptance; persuasive evidence of an arrangement exists; the sales price is fixed and determinable; and collectability is deemed probable.

Local transportation and inspection charges for sales are included in selling expenses.

Cost of goods sold includes the appropriate materials purchasing, receiving and inspection costs, inbound freight where applicable, direct labor cost and manufacturing overheads consistent with the revenue earned.

(I)	Income taxes

The Company accounts for income taxes under the Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes” (“Statement 109”). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date.

PRC income tax is computed according to the relevant laws and regulations in the PRC. According to the relevant laws and regulations in the PRC, enterprises with foreign investment in the PRC are entitled to full exemption from income tax for two years beginning from the first year the enterprises become profitable and has accumulated profits and a 50% income tax reduction for the subsequent three years calculated in accordance with PRC GAAP. The Company was approved as a wholly foreign-owned enterprise in 2006 and is entitled to the income tax exemptions for 2006 and 2007.

 8

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2006 AND 2005

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

(J)	Foreign currency transactions

The Company maintains its accounting records in their functional currencies of Chinese Renminbi (“RMB”).

Foreign currency transactions during the year are translated to the functional currency at the approximate rates of exchange on the dates of transactions. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the approximate rates of exchange at that date. Non-monetary assets and liabilities are translated at the rates of exchange prevailing at the time the asset or liability was acquired. Exchange gains or losses are recorded in the statement of operations.

(K)	Foreign currency translation

The financial statements of the company (who functional currency is RMB) is translated into US$ using the closing rate method. The balance sheet items are translated into US$ using the exchange rates at the respective balance sheet dates. The capital and various reserves are translated at historical exchange rates prevailing at the time of the transactions while income and expenses items are translated at the average exchange rate for the year. All exchange differences are recorded within equity. Translation gain/ (loss) for the years ended December 31, 2006 and 2005 were $81,615 and ($7,310) respectively.

(L)	Comprehensive income (loss)

The foreign currency translation gain or loss resulting from translation of the financial statements expressed in RMB to United States Dollar is reported as other comprehensive loss in the statements of operations and stockholders’ equity. Comprehensive income (loss) for the years ended December 31, 2006 and 2005 were $81,615 and ($7,310) respectively.

(M)	Segments

The Company adopted Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information (“SFAS 131”). SFAS establishes standards for operating information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision making group, in making decision how to allocate resources and assess performance. The information disclosed herein, materially represents all of the financial information related to the Company’s principal operating segments. The Company operates in a single segment.

(N)	Recent Accounting Pronouncements

Effective January 1, 2006, we adopted the SEC issued Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when quantifying Misstatements in Current Year Financial Statements” (“SAB 108”). SAB 108 requires companies to evaluate the materiality of identified unadjusted errors on each financial statement and related financial statement disclosure using both the rollover approach and the iron curtain approach. The rollover approach quantifies misstatements based on the effects of correcting the misstatement existing in the balance sheet at the end of the current year, irrespective of the misstatement’s year(s) of origin. Financial statements would require adjustment when either approach results in quantifying a misstatement that is material. Correcting prior year financial statements for immaterial errors would not require previously filed reports to be amended. The adoption of SAB 108 did not have a material impact on the Company’s financial statements.

 9

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2006 AND 2005

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

(N)	Recent Accounting Pronouncements (Continued)

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments” (SFAS 155”), which amends SFAS No. 133, “Accounting for Derivatives Instruments and Hedging Activities” (“SFAS 133”) and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities” (SFAS 140”). SFAS 155 amends SFAS 133 to narrow the scope exception for interest-only and principal-only strips on debt instruments to include only such strips representing rights to receive a specified portion of the contractual interest or principle cash flows. SFAS 155 also amends SFAS 140 to allow qualifying special-purpose entities t o hold a passive derivative financial instrument pertaining to beneficial interests that itself is a derivative instruments. The Company is currently evaluating the impact this new Standard, but believes that it will not have that it will not have a material impact on the Company’s financial position.

In March 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets—an amendment to FASB Statement No. 140 (“SFAS 156”). SFAS 156 requires that all separately recognized servicing rights be initially measured at fair value, if practicable. In addition, this statement permits an entity to choose between two measurement methods (amortization method or fair value measurement method) for each class of separately recognized servicing assets and liabilities. This new accounting standard is effective January 1, 2007. We do not expect the adoption of SFAS 156 to have an impact on the Company’s results of operations or financial condition.

In July 2006, the FASB issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement 109 (“FIN 48”), which clarifies the accounting for uncertainty in tax positions. This Interpretation provides that the tax effects from an uncertain tax position can be recognized in the Company’s financial statements, only if the position is more likely than not of being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 are effective as of the beginning of fiscal 2007, with the cumulative effect of the change in accounting principle recorded as an adjustment to opening retained earnings. The Company is currently evaluating the impact this new Standard, but believes that it will not have that it will not have a material impact on the Company’s financial position.

In September 2006, FASB issued Statement 157, Fair Value Measurements. This statement defines fair value and establishes a framework for measuring fair value in generally accepted accounting principles (GAAP). More precisely, this statement sets forth a standard definition of fair value as it applies to assets or liabilities, the principal market (or most advantageous market) for determining fair value (price), the market participants, inputs and the application of the derived fair value to those assets and liabilities. The effective date of this pronouncement is for all full fiscal and interim periods beginning after November 15, 2007. The Company is currently evaluating the impact this new Standard, but believes that it will not have that it will not have a material impact on the Company’s financial position.

In September 2006, FASB issued Statement 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, which amend FASB Statements No. 87, 88, 106 and 132(R). This statement requires employers to recognize the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in its financial statements and to recognize changes in that funded status in the year in which the changes occur. The effective date for the Company would be for any full fiscal years ending after December 15, 2006. We do not expect the adoption of SFAS 158 to have an impact on the Company’s results of operations or financial condition.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (SFAS 159) which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS 159 will become effective for us on January 1, 2008. The Company is currently evaluating the impact this new Standard, but believes that it will not have that it will not have a material impact on the Company’s financial position.

(O)	Reclassification

Certain 2005 balances in the statements of operations have been reclassified to conform to the 2006 presentation

10

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2006 AND 2005

2.	ACCOUNTS RECEIVABLE

Accounts receivable at December 31, 2006 and 2005 consisted of the following:

	2006	2005
Accounts receivable	$2,255,195	27,528
Less: allowance for doubtful accounts	-	-
Accounts receivable, net of allowances	$2,255,195	$27,528

As of December 31, 2006 and 2005, the Company considered all accounts receivable collectable and has not recorded a provision for doubtful accounts.

3.	INVENTORIES

Inventories at December 31, 2006 and 2005 consisted of the following:

	2006	2005

Raw materials	$123,493	116,197
Work-in-progress	104,348	76,264
Finished goods	241,593	379,311
	469,434	571,772
Less: provision of obsolescence	-	-
Inventories, net	$469,434	$571,772

For the years ended December 31, 2006 and 2005, no provision for obsolete inventories was recorded by the Company.

4.	PROPERTY AND EQUIPMENT

The following is a summary of property and equipment at December 31:

	2006	2005

Factory buildings	$233,890	$220,897
Plant and machinery	1,260,842	934,280
Motor vehicles	45,490	16,313
Furniture, fixtures and equipment	200,447	67,524
	1,740,669	1,239,014
Less: accumulated depreciation	598,417	387,812
Property and equipment, net	$1,142,252	$851,202

Depreciation expense for the years ended December 31, 2006 and 2005 were $149,872 and $105,621, respectively. During 2006 and 2005 the company recognized a loss on disposal of property and equipment of $9,163 and Nil respectively.

5.	OTHER PAYABLES AND ACCRUED LIABILITIES

Other payables and accrued liabilities at December 31, 2006 and 2005 consist of the following:

	2006	2005

Utility deposits	$21,108	$14,056
Accrued welfare	8,563	73,684
Accrued professional fees	51,942	113,500
Other payables	5,923	12,729
	$87,536	$213,969

 11

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2006 AND 2005

6.	INCOME TAX

The Company is incorporated in the PRC and is subject to PRC income tax which is computed according to the relevant laws and regulations in the PRC. According to the relevant laws and regulations in the PRC, enterprises with foreign investment in the PRC are entitled to full exemption from income tax for two years beginning from the first year the enterprises become profitable and has accumulated profits and a 50% income tax reduction for the subsequent three years. The Company was approved as a wholly foreign-owned enterprise in 2006 and is entitled to the income tax exemptions in 2006 and 2007.

During 2006 and 2005, no income tax was recorded as the Company is entitled to full exemption from income tax.

7.	SHAREHOLDERS’ EQUITY

(A)	Registered capital

In accordance with the Articles of Association of the Company, the registered capital of the Company of $600,000 was fully contributed on November 4, 2002, $454,874 in cash and $145,126 in properly and equipment at historical cost.

(B)	Appropriated retained earnings

The Company’s PRC subsidiary is required to make appropriations to reserve funds, comprising the statutory surplus reserve, statutory public welfare fund and discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the People’s Republic of China (the “PRC GAAP”). Appropriation to the statutory surplus reserve should be at least 10% of the after tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entities’ registered capital.

During 2006 and 2005, the Company appropriated $233,649 and Nil respectively to the statutory surplus reserve and statutory public welfare funds based on its net income under PRC GAAP.

8.	RELATED PARTY TRANSACTIONS

During 2006 and 2005, the Company sub-contracted certain manufacturing work valued at $549,431 and $56,852 respectively to three related companies which are controlled by a shareholder and director of the Company. The Company provided raw materials to the related companies who charges the Company a fixed labor charge for the sub-contracting work.

During 2006 and 2005, the Company purchased raw materials valued at $289,169 and $Nil respectively from two related companies which are controlled by a shareholder and director of the Company.

As of December 31, 2006 and 2005, the Company owed $649,728 and $875,049, respectively to five related companies which are controlled by a shareholder and director of the Company for sub-contracting work, inventory purchases made and rental paid.

A related company which is controlled by a shareholder and director of the Company provides treasury services to the Company by negotiating all of the Company’s letters of credit and receiving proceeds thereon and paying creditors for inventory purchases made by the Company.

During 2006 and 2005, the Company sold products and provided sub-contracting services totaling $907,476 and $95,850 respectively to four related companies which are controlled by a shareholder and director of the Company.

During 2006 and 2005, the Company paid rent of $18,811 and $18,326 respectively for factory and office spaces leased from a related company which is controlled by a shareholder and director of the Company.

12

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED

NOTES TO THE FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2006 AND 2005

9.  CONCENTRATIONS AND RISKS

During 2006 and 2005, 100% of the Company’s assets were located in China.

The Company principally relied on one customer for its revenue during 2006 and on three customers for its revenue during 2005, details of which are as follows:

	Customer A	Customer B	Customer C
For the year ended
December 31, 2006	36%
December 31, 2005	27%	24%	12%

As of December 31, 2006 and 2005, accounts receivable to those customers totaled $1,091,595 and Nil respectively.

The Company relied on one supplier for approximately $326,384, representing 19% in aggregate of raw materials purchased from the supplier in 2005.

The following is geographic information of the Company’s revenue from third parties for the year ended December 31:

	2006	2005

Japan	$3,520,018	$1,769,389
Europe	10,316,771	1,800,010
United States	3,498,564	29,627
The People Republic of China	1,235,633	404,736
Other countries	241,464	-
	$18,812,450	$4,003,762

 13

APPENDIX G

NANJING CATCH-LUCK GARMENTS CO, LTD.

UNAUDITED FINANCIAL STATEMENTS FOR THE

PERIOD ENDED MARCH 31, 2007

CONTENTS

CONTENTS
Pages
Condensed Balance Sheet as of March 31, 2007 (unaudited)	1
Condensed Statements of Operations and Comprehensive income for three months ended March 31, 2007 and 2006 (unaudited)	2
Condensed Statements of Cash Flows for the three months ended March 31, 2007 and 2006 (unaudited)	3
Notes to the Condensed Financial Statements as of March 31, 2007 (unaudited)	4 - 7

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED

CONDENSED BALANCE SHEET

AS OF MARCH 31, 2007 (UNAUDITED)

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$82,584
Accounts receivable, net of allowances	2,035,979
Accounts receivable- related companies	340,562
Inventories, net	505,763
Other receivables and prepaid expenses	67,639
Total Current Assets	3,032,527

PROPERTY AND EQUIPMENT, NET	1,112,610
TOTAL ASSETS	$4,145,137
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$270,945
Accounts payable - related company	117,290
Other payables and accrued liabilities	81,793
Value added tax	43,859
Income tax payable and other tax payable	318
Total Current Liabilities	514,205

TOTAL LIABILITIES	514,205

COMMITMENTS AND CONTINGENCIES	-

STOCKHOLDERS' EQUITY
Registered capital of $600,000 fully paid	600,000
Retained earning
Unappropriated	2,113,884
Appropriated	804,358
Accumulated comprehensive income	112,690
Total Stockholders' Equity	3,630,932

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,145,137

The accompanying notes are an integral part of these condensed financial statements

 1

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED

CONDENSED STATEMENTS OF OPERATIONS

AND COMPREHENSIVE INCOME

FOR THE THREE MONTHS ENDED MARCH 31, 2007 AND 2006

(UNAUDITED)

	For the three	For the three
	months ended	months ended
	March 31, 2007	March 31, 2006

NET SALES
To related parties	$87,871	$413,888
To third parties	4,975,870	1,811,463
Total Net Sales	5,063,741	2,225,351

COST OF SALES
From related parties	(89,550)	(12,151)
From third parties	(4,286,290)	(1,911,750)
Total Cost of Sales	(4,375,840)	(1,923,901)

GROSS PROFIT	687,901	301,450

OPERATING EXPENSES
Selling expenses	20,639	5,814
General and administrative expenses	88,285	67,074
Depreciation and amortization	8,774	4,737
Total Operating Expenses	117,698	77,625

INCOME FROM OPERATIONS	570,203	223,825

OTHER INCOME
Interest income	436	81
Other income	70	7
Total Other Income, net	506	88

INCOME BEFORE INCOME TAX EXPENSE	570,709	223,913

INCOME TAX EXPENSE	-	-

NET INCOME	570,709	223,913

OTHER COMPREHENSIVE INCOME
Foreign currency translation gain	28,797	15,920

COMPREHENSIVE INCOME	$599,506	$239,833

The accompanying notes are an integral part of these condensed financial statements

 2

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED

CONDENSED STATEMENTS OF CASH FLOWS

FOR THE THREE MONTHS ENDED MARCH 31, 2007 AND 2006 (UNAUDITED)

	For the three months	For the three months
	ended March 31, 2007	ended March 31, 2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$570,709	$223,913
Adjusted to reconcile net income to cash provided
by (used in) operating activities:
Depreciation and amortization - cost of sales	31,130	29,697
Depreciation and amortization	8,774	4,737
Loss on disposal of fixed assets	-	9,111
Changes in operating assets and liabilities
(increase)decrease in:
Accounts receivable	238,032	(30,388)
Accounts receivable - related companies	(339,227)	-
Other receivable and prepaid expenses	2,252	(5,456)
Inventories	(32,091)	244,202
Increase (decrease) in:
Accounts payable	(98,470)	344,800
Accounts payable - related companies	(536,020)	(423,018)
Other payables and accrued liabilities	(6,485)	(59,946)
Value add tax payables	6,013	95,338
Income tax and other tax payables	(79)	(3)
Net cash (used in) provided by operating activities	(155,462)	432,987

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(1,538)	(381,703)
Net cash used in investing activities	(1,538)	(381,703)

CASH FLOWS FROM FINANCING ACTIVITIES	-	-

EFFECT OF EXCHANGE RATE ON CASH	2,587	123

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(154,413)	51,407

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	236,997	6,424

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$82,584	$57,831

The accompanying notes are an integral part of these condensed financial statements

 3

NANJING CATCH-LUCK GARMENTS COMPANY LIMITED

NOTES TO THE CONDENSED FINANCIAL STATEMENTS

AS OF MARCH 31, 2007 (UNAUDITED)

NOTE 25.	ORGANIZATION AND BASIS OF PRESENTATION

Nanjing Catch-luck Garments Company Limited (the “Company”), the People’s Republic of China (“PRC”) sino-foreign joint venture enterprise was incorporated on December 21, 1995 with its principal place of business in Nanjing, PRC. On January 18, 2006, the Company became a wholly owned foreign enterprise.

The Company is principally engaged in the manufacturing and sale of garments to Europe, the United States, the PRC and Japan.

The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

In the opinion of management, the unaudited condensed financial statements contain all adjustments consisting only of normal recurring accruals considered necessary to present fairly the Company’s financial position at March 31, 2007, the results of operations for the three-month and three-month periods ended March 31, 2007 and 2006, and cash flows for the three months ended March 31, 2007 and 2006. The results for the period ended March 31, 2007 are not necessarily indicative of the results to be expected for the entire fiscal year ending December 31, 2007.

NOTE 26.	USE OF ESTIMATES

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 27.	CASH AND CASH EQUIVALENTS

For purpose of the unaudited condensed statements of cash flows, cash and cash equivalents include cash on hand and demand deposits with a bank with a maturity of less than 3 months.

NOTE 28.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, “Disclosure About Fair Value of Financial Instruments,” requires certain disclosures regarding the fair value of financial instruments. Trade accounts receivable, accounts payable, and accrued liabilities are reflected in the financial statements at fair value because of the short-term maturity of the instruments. As these estimates are subjective in nature, involving uncertainties and matters of significant judgment, they cannot be determined with precision. Changes in assumptions can significantly affect estimated fair values.

The carrying value of cash and cash equivalents, accounts receivable (trade and others), accounts payable (trade, related party and others) and accrued liabilities approximate their fair value because of the short-term nature of these instruments. The Company places its cash and cash equivalents with what it believes to be high credit quality financial institutions. The Company has a diversified customer base, most of which are in Europe, Japan, the United States and the PRC. The Company controls credit risk related to accounts receivable through credit approvals, credit limit and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

NOTE 29.	RECLASSIFICATION

Certain 2006 balances in the Statement of Operations have been reclassified to conform with the 2007 presentation.

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NANJING CATCH-LUCK GARMENTS COMPANY LIMITED

NOTES TO THE CONDENSED FINANCIAL STATEMENTS

AS OF MARCH 31, 2007 (UNAUDITED)

NOTE 30.	FOREIGN CURRENCY TRANSACTIONS

The Company maintains their accounting records in their functional currencies of Chinese Renminbi (“RMB”).

Foreign currency transactions during the year are translated to the functional currency at the approximate rates of exchange on the dates of transactions. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the approximate rates of exchange at that date. No-monetary assets and liabilities are translated at the rates of exchange prevailing at the time the asset or liability was acquired. Exchange gains or losses are recorded in the statement of operations.

NOTE 31.	FOREIGN CURRENCY TRANSLATION

The financial statements of the Company (whose functional currency is the RMB) are translated into US$ using the closing rate method. The balance sheet items are translated into US$ using the exchange rates at the respective balance sheet dates. The capital and various reserves are translated at historical exchange rates prevailing at the time of the transactions while income and expenses items are translated at the average exchange rate for the year. All exchange differences are recorded within equity.

NOTE 32.	COMPREHENSIVE INCOME

The foreign currency translation gain or loss resulting from translation of the financial statements expressed in RMB to United States Dollar is reported as other comprehensive income in the statements of operations and stockholders’ equity.

NOTE 33.	SEGMENTS

The Company adopted Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information (“SFAS 131”). SFAS establishes standards for operating information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision making group, in making decision how to allocate resources and assess performance. The information disclosed herein, materially represents all of the financial information related to the Company’s principal operating segments. The Company operates in a single segment.

NOTE 34.	RECENT ACCOUNTING PRONOUNMENTS

In July 2006, the FASB issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement 109 (“FIN 48”), which clarifies the accounting for uncertainty in tax positions. This Interpretation provides that the tax effects from an uncertain tax position can be recognized in the Company’s financial statements, only if the position is more likely than not of being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 are effective as of the beginning of fiscal 2007, with the cumulative effect of the change in accounting principle recorded as an adjustment to opening retained earnings. We do not expect the adoption of FIN 48 to have an impact on the Company’s results of operations or financial condition.

In September 2006, FASB issued Statement 157, Fair Value Measurements. This statement defines fair value and establishes a framework for measuring fair value in generally accepted accounting principles (GAAP). More precisely, this statement sets forth a standard definition of fair value as it applies to assets or liabilities, the principal market (or most advantageous market) for determining fair value (price), the market participants, inputs and the application of the derived fair value to those assets and liabilities. The effective date of this pronouncement is for all full fiscal and interim periods beginning after November 15, 2007. We do not expect the adoption of SFAS 157 to have an impact on the Company’s results of operations or financial condition.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (SFAS 159) which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS 159 will become effective for us on January 1, 2008. The Company is currently evaluating the impact this new Standard, but believes that it will not have that it will not have a material impact on the Company’s financial position.

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NANJING CATCH-LUCK GARMENTS COMPANY LIMITED

NOTES TO THE CONDENSED FINANCIAL STATEMENTS

AS OF MARCH 31, 2007 (UNAUDITED)

NOTE 35.	INVENTORIES

Inventories at March 31, 2007 consisted of the following:

Raw materials	$99,173
Work-in-progress	105,046
Finished goods	301,544
505,763
Less: provision of obsolescence	-
Inventories, net	$505,763

NOTE 36.	SHAREHOLDERS’ EQUITY

Registered capital

In accordance with the Articles of Association of the Company, the registered capital of the Company of $600,000 was fully contributed $454,874 in cash and $145,126 in machineries at cost as of November 4, 2002.

NOTE 37.	RELATED PARTY TRANSACTIONS

During 2007 and 2006, the Company sub-contracted certain manufacturing work valued at $50,859 and $Nil respectively to a related company which is controlled by a shareholder and director of the Company. The Company provided the raw materials to the sub-contractor who charged the Company a fixed labor charge for the sub-contracting work.

During 2007 and 2006, the Company purchased raw materials valued at $38,691 from a related company which is controlled by a shareholder and director of the Company and $12,151 from two related companies which are controlled by a shareholder and director of the Company respectively.

As of March 31, 2007 the Company owed $117,290 to four related companies which are controlled by a shareholder and director of the Company for sub-contracting work done and inventory purchases made.

During 2007 and 2006, the Company sold products and provided sub-contracting services totaling $87,871 to two related companies which are controlled by a shareholder and director of the Company and $413,888 to three related companies which are controlled by a shareholder and director of the Company respectively. As of March 31, 2007 accounts receivable from a related company amounted to $644 for products sold and sub-contracting services provided.

A related company which is controlled by a shareholder and director of the Company provides treasury services to the Company by negotiating all of the Company’s letters of credit and receiving proceeds thereon and paying creditors for inventory purchases made by the Company. As of March 31, 2007, Company is owed $339,918 from a related company.

During 2007 and 2006, the Company paid rent of $Nil and $4,670 respectively for factory and office spaces leased from a related company is controlled by a shareholder and director of the Company.

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NANJING CATCH-LUCK GARMENTS COMPANY LIMITED

NOTES TO THE CONDENSED FINANCIAL STATEMENTS

AS OF MARCH 31, 2007 (UNAUDITED)

NOTE 38.	CONCENTRATIONS AND RISKS

During 2007, 100% of the Company’s assets were located in China.

The Company principally relied on two customers for its revenue during 2007 and on three customers for its revenue during 2006, details of which are as follows:

	Customer A	Customer B	Customer C
For the period ended
2007	47%	21%
2006	25%	23%	12%

As of March 31, 2007, accounts receivable from those customers totaled $1,186,733.

The Company principally relied on one supplier for its materials during 2007 and on two suppliers for its materials during 2006, detail of which is as follows:

	Supplier A	Supplier B
During
2007	11%
2006	15%	14%

The following is geographic information of the Company’s revenue from third parties for the period ended March 31:

	2007	2006

Europe	$4,055,390	$790,989
The United States	307,202	6,616
Japan	184,118	907,841
Other countries	429,161	106,017
	$4,975,870	$1,811,463

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